JOHN HANCOCK VARIABLE INSURANCE TRUST

Statement of Additional Information

Dated April 29, 2013

Exchange Ticker Symbols
Fund	Series I	Series II	Series III	NAV
500 Index Trust B	JFIVX	N/A	N/A	N/A
Active Bond Trust	N/A	N/A	N/A	N/A
All Cap Core Trust	JEACX	N/A	N/A	N/A
All Cap Value Trust	N/A	N/A	N/A	N/A
Alpha Opportunities Trust	N/A	N/A	N/A	N/A
Blue Chip Growth Trust	N/A	N/A	N/A	N/A
Bond PS Series	N/A	N/A	N/A	N/A
Bond Trust	N/A	N/A	N/A	N/A
Capital Appreciation Trust	N/A	N/A	N/A	N/A
Capital Appreciation Value Trust	N/A	N/A	N/A	N/A
Core Allocation Plus Trust	N/A	N/A	N/A	N/A
Core Bond Trust	N/A	N/A	N/A	N/A
Core Fundamental Holdings Trust	N/A	N/A	N/A	N/A
Core Global Diversification Trust	N/A	N/A	N/A	N/A
Core Strategy Trust	N/A	N/A	N/A	N/A
Currency Strategies Trust	N/A	N/A	N/A	N/A
Disciplined Diversification Trust	N/A	N/A	N/A	N/A
Emerging Markets Value Trust	N/A	N/A	N/A	N/A
Equity-Income Trust	N/A	N/A	N/A	N/A
Financial Services Trust	JEFSX	N/A	N/A	N/A
Franklin Templeton Founding Allocation Trust	N/A	N/A	N/A	N/A
Fundamental All Cap Core Trust	JEQAX	N/A	N/A	N/A
Fundamental Holdings Trust	N/A	N/A	N/A	N/A
Fundamental Large Cap Value Trust	N/A	N/A	N/A	N/A
Fundamental Value Trust	N/A	N/A	N/A	N/A
Global Bond Trust	N/A	N/A	N/A	N/A
Global Diversification Trust	N/A	N/A	N/A	N/A
Global Trust	JEFGX	N/A	N/A	N/A
Growth Equity Trust	N/A	N/A	N/A	N/A
Health Sciences Trust	JEHSX	N/A	N/A	N/A
Heritage Trust	N/A	N/A	N/A	N/A
High Yield Trust	N/A	N/A	N/A	N/A
Income Trust	N/A	N/A	N/A	N/A
International Core Trust	N/A	N/A	N/A	N/A
International Equity Index Trust B	JIEQX	N/A	N/A	N/A

International Growth Stock Trust	N/A	N/A	N/A	N/A
International Small Company Trust	N/A	N/A	N/A	N/A
International Value Trust	N/A	N/A	N/A	N/A
Investment Quality Bond Trust	N/A	N/A	N/A	N/A
Lifecycle 2010 Trust	N/A	N/A	N/A	N/A
Lifecycle 2015 Trust	N/A	N/A	N/A	N/A
Lifecycle 2020 Trust	N/A	N/A	N/A	N/A
Lifecycle 2025 Trust	N/A	N/A	N/A	N/A
Lifecycle 2030 Trust	N/A	N/A	N/A	N/A
Lifecycle 2035 Trust	N/A	N/A	N/A	N/A
Lifecycle 2040 Trust	N/A	N/A	N/A	N/A
Lifecycle 2045 Trust	N/A	N/A	N/A	N/A
Lifecycle 2050 Trust	N/A	N/A	N/A	N/A
Lifestyle Aggressive Trust	N/A	N/A	N/A	N/A
Lifestyle Balanced PS Series	N/A	N/A	N/A	N/A
Lifestyle Balanced Trust	JELBX	N/A	N/A	N/A
Lifestyle Conservative PS Series	N/A	N/A	N/A	N/A
Lifestyle Conservative Trust	JELCX	N/A	N/A	N/A
Lifestyle Growth PS Series	N/A	N/A	N/A	N/A
Lifestyle Growth Trust	JELGX	N/A	N/A	N/A
Lifestyle Moderate PS Series	N/A	N/A	N/A	N/A
Lifestyle Moderate Trust	JELMX	N/A	N/A	N/A
Mid Cap Index Trust	JECIX	N/A	N/A	N/A
Mid Cap Stock Trust	N/A	N/A	N/A	N/A
Mid Cap Value Equity Trust	N/A	N/A	N/A	N/A
Mid Value Trust	JEMUX	N/A	N/A	N/A
Money Market Trust	JHOXX	N/A	N/A	N/A
Money Market Trust B	N/A	N/A	N/A	N/A
Mutual Shares Trust	N/A	N/A	N/A	N/A
Natural Resources Trust	N/A	N/A	N/A	N/A
New Income Trust	N/A	N/A	N/A	N/A
Real Estate Securities Trust	N/A	N/A	N/A	N/A
Real Return Bond Trust	N/A	N/A	N/A	N/A
Science & Technology Trust	JESTX	N/A	N/A	N/A
Short Term Government Income Trust	N/A	N/A	N/A	N/A
Small Cap Growth Trust	JESGX	N/A	N/A	N/A
Small Cap Index Trust	JESIX	N/A	N/A	N/A
Small Cap Opportunities Trust	N/A	N/A	N/A	N/A

Exchange Ticker Symbols
Fund	Series I	Series II	Series III	NAV
Small Cap Value Trust	JESVX	N/A	N/A	N/A
Small Company Growth Trust	N/A	N/A	N/A	N/A
Small Company Value Trust	N/A	N/A	N/A	N/A
Smaller Company Growth Trust	N/A	N/A	N/A	N/A
Strategic Equity Allocation Trust	N/A	N/A	N/A	N/A
Strategic Income Opportunities Trust	JESNX	N/A	N/A	N/A
Total Bond Market Trust B	JTBMX	N/A	N/A	N/A
Total Return Trust	N/A	N/A	N/A	N/A
Total Stock Market Index Trust	JETSX	N/A	N/A	N/A
Ultra Short Term Bond Trust	JUSAX	N/A	N/A	N/A
U.S. Equity Trust	N/A	N/A	N/A	N/A
Utilities Trust	JEUTX	N/A	N/A	N/A
Value Trust	JEVLX	N/A	N/A	N/A

This Statement of Additional Information (“SAI”) of John Hancock Variable Insurance Trust (“JHVIT” or the “Trust”) is not a prospectus, but should be read in conjunction with JHVIT’s Prospectus dated April 29, 2013. The financial statements of JHVIT for the fiscal year ended December 31, 2012, as well as the related opinion of JHVIT’s independent registered public accounting firm, are incorporated by reference into the SAI insofar as they relate to the funds listed above, and as they are included in JHVIT’s most recent annual report to shareholders (the “Annual Report”). Copies of JHVIT’s Prospectus, SAI and/or Annual Report can be obtained free of charge by contacting:

John Hancock Variable Insurance Trust

601 Congress Street

Boston, Massachusetts 02210

(800) 344-1029

www.johnhancockannuities.com

This SAI is applicable to all funds listed above (each a “fund” and collectively the “funds”). A separate SAI is applicable to the following other series of JHVIT: American Asset Allocation Trust, American Global Growth Trust, American Growth Trust, American Growth-Income Trust, American International Trust, and American New World Trust.

TABLE OF CONTENTS

ORGANIZATION OF JOHN HANCOCK VARIABLE INSURANCE TRUST	1
INVESTMENT POLICIES	1
Conversion of Debt Securities	1
Emerging Markets Value Trust – Approved Markets	1
Money Market Instruments	2
U.S. Government and Government Agency Obligations	2
Municipal Obligations	2
Canadian and Provincial Government and Crown Agency Obligations	3
Certificates of Deposit, Time Deposits and Bankers’ Acceptances	4
Commercial Paper	4
Corporate Obligations	5
Repurchase Agreements	5
Foreign Repurchase Agreements	5
Market Events	6
Other Instruments	6
Warrants & Rights	6
Reverse Repurchase Agreements	6
Mortgage Securities	6
Asset-Backed Securities	9
Zero Coupon Securities, Deferred Interest Bonds and Pay-In-Kind Bonds	11
Loans and Other Direct Debt Instruments	11
High Yield (High Risk) Domestic Corporate Debt Securities	11
Brady Bonds	12
Sovereign Debt Obligations	12
Indexed Securities	13
Hybrid Instruments	13
Structured Products	14
Depositary Receipts	15
Variable and Floating Rate Obligations	15
Exchange Traded Funds (“ETFs”)	15
Exchange-Traded Notes	16
Event-Linked Exposure	16
ADDITIONAL INVESTMENT POLICIES	16
Lending Securities	16
When-Issued Securities/Forward Commitments	17
Mortgage Dollar Rolls	17
Illiquid Securities	17
Short Sales	18
Investment in Other Investment Companies	18
Loan Participations and Assignments	18
Index-Related Securities (“Equity Equivalents”)	20
Fixed-Income Securities	20
Standby Commitment Agreements	21
Trade Claims	21
Market Capitalization Weighted Approach	21
RISK FACTORS	22
Non-Diversification	22
Equity Securities	22
Bank Capital Securities	22
Fixed-Income Securities	23
Hybrid Instruments	23
Investment Grade Fixed-Income Securities in the Lowest Rating Category	23
Lower Rated Fixed-Income Securities	24
Small and Medium Size Companies	24
Foreign Securities	25
Investment Company Securities	25
Risk Factors Relating to Fund of Fund Investments in Underlying Funds	25
Stripped Securities	27
Mortgage-Backed and Asset-Backed Securities	27

Securities Linked to the Real Estate Market	28
Industry or Sector Investing	29
Initial Public Offerings (“IPOs”)	30
U.S. Government Securities	30
High Yield (High Risk) Securities and Securities of Distressed Companies	30
Natural Disasters and Adverse Weather Conditions	33
HEDGING AND OTHER STRATEGIC TRANSACTIONS	34
General Characteristics of Options	34
General Characteristics of Futures Contracts and Options on Futures Contracts	36
Stock Index Futures	37
Options on Securities Indices and Other Financial Indices	37
Yield Curve Options	38
Currency Transactions	38
Combined Transactions	39
Swap Agreements or Credit Derivatives and Options on Swap Agreements	40
Eurodollar Instruments	43
Warrants and Rights	43
Risks of Hedging and Other Strategic Transactions	43
Risks of Hedging and Other Strategic Transactions Outside the United States	44
Use of Segregated and Other Special Accounts	45
Other Limitations	45
Risk of Potential Government Regulation of Derivatives	46
INVESTMENT RESTRICTIONS	46
Fundamental	46
Non-Fundamental	47
ADDITIONAL INVESTMENT RESTRICTIONS	49
Corporate Bonds, Preferred Stocks and Convertible Securities	50
PORTFOLIO TURNOVER	52
MANAGEMENT OF JHVIT	54

Additional Information About the Trustees	64
Trustee Ownership of Funds	69
INVESTMENT MANAGEMENT ARRANGEMENTS AND OTHER SERVICES	71
The Advisory Agreement	71
Subadvisory Agreements	80
Additional Information Applicable to Subadvisory Agreements	82
OTHER SERVICES	84
Proxy Voting Policies	84
DISTRIBUTOR; RULE 12B-1 PLANS	85
PORTFOLIO BROKERAGE	88
REDEMPTION OF SHARES	99
DETERMINATION OF NET ASSET VALUE	100
POLICY REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS	102
SHAREHOLDERS OF JHVIT	104
HISTORY OF JHVIT	105
ORGANIZATION OF JHVIT	106
ADDITIONAL INFORMATION CONCERNING TAXES	107
FINANCIAL STATEMENTS	109
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	110
CUSTODIAN	110
CODE OF ETHICS	110
MANAGEMENT OF OTHER FUNDS BY THE ADVISER/SUBADVISER	110

ORGANIZATION OF JOHN HANCOCK VARIABLE INSURANCE TRUST

JHVIT is organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts and is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Each of the funds is a series of JHVIT. The Board of Trustees (the “Board”) and shareholders of JHVIT have approved the conversion of JHVIT into a Delaware limited liability company. JHVIT may implement the conversion at such time as its management considers appropriate and does not expect that the conversion will have any adverse effect on the values of variable contracts that are determined by investment in the funds or any adverse federal income tax consequences for the owners of those contracts.

John Hancock Investment Management Services, LLC (the “Advisor”) is the investment advisor to JHVIT and each of the funds. The Advisor is a Delaware limited liability company whose principal offices are located at 601 Congress Street, Boston, Massachusetts 02210. The Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended. The ultimate controlling parent of the Advisor is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

Manulife Financial is a leading Canada-based financial services group operating in 21 countries and territories worldwide. Manulife’s international network of employees, agents and distribution partners offers financial protection and wealth management products and services to millions of clients around the world. Manulife provides asset management services to institutional customers worldwide as well as reinsurance solutions, specializing in property and casualty retrocession. The company operates as Manulife Financial in Canada and Asia and primarily as John Hancock in the United States.

INVESTMENT POLICIES

The principal strategies and risks of investing in each fund are described in the Prospectus. Unless otherwise indicated in the Prospectus or this SAI, the investment objective and policies of the funds may be changed without shareholder approval. Each fund may invest in the types of instruments described below, unless otherwise indicated in the Prospectus or this SAI.

Conversion of Debt Securities

In the event debt securities held by a fund are converted to or exchanged for equity securities, the fund may continue to hold such equity securities.

Emerging Markets Value Trust – Approved Markets

Emerging Markets Value Trust’s subadvisor has an investment committee that designates emerging markets for the fund to invest in companies that are associated with those markets (“Approved Markets”). Pending the investment of new capital in Approved Market securities, the fund will typically invest in money market instruments or other highly liquid debt instruments, including those denominated in U.S. dollars (including, without limitation, repurchase agreements) and money market mutual funds. In addition, the fund may, for liquidity, or for temporary defensive purposes during periods in which market or economic or political conditions warrant, purchase highly liquid debt instruments or hold currencies, although the fund does not expect the aggregate of all such amounts to exceed 10% of its net assets under normal circumstances. The fund also may invest in futures contracts, exchange traded funds (“ETFs”) and similarly structured pooled investments that provide exposure to Approved Markets or other equity markets, including the United States, while maintaining liquidity.

This fund also may invest up to 10% of its total assets in shares of other investment companies that invest in one or more Approved Markets, although it tends to do so only where access to those markets is otherwise significantly limited. In some Approved Markets, it may be necessary or advisable for the fund to establish a wholly-owned subsidiary or trust for the purpose of investing in the local markets.

Even though a company’s stock may meet the applicable market capitalization criterion for the fund’s criterion for investment, it may not be included for one or more of a number of reasons. For example, in the subadvisor’s judgment, the issuer may be considered in extreme financial difficulty, a material portion of its securities may be closely held and not likely available to support market liquidity. To this extent, there will be the exercise of discretion and consideration by the subadvisor in purchasing securities in an Approved Market and in determining the allocation of investments among Approved Markets.

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Money Market Instruments

Money market instruments (and other securities as noted under each fund description) may be purchased for temporary defensive purposes.

U.S. Government and Government Agency Obligations

U.S. Government Obligations. U.S. Government obligations are debt securities issued or guaranteed as to principal or interest by the U.S. Department of Treasury (“U.S. Treasury”). These securities include treasury bills, notes and bonds.

GNMA Obligations. GNMA obligations are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”). This guarantee is supported by the full faith and credit of the U.S. government.

U.S. Agency Obligations. U.S. Government agency obligations are debt securities issued or guaranteed as to principal or interest by an agency or instrumentality of the U.S. Government pursuant to authority granted by Congress. U.S. Government agency obligations include, but are not limited to those issued by:

–	Student Loan Marketing Association (“SLMA”);

–	Federal Home Loan Banks (“FHLBs”);

–	Federal Intermediate Credit Banks; and

–	Federal National Mortgage Association (“Fannie Mae”).

U.S. Instrumentality Obligations. U.S. instrumentality obligations include, but are not limited to, those issued by the Export-Import Bank and Farmers Home Administration.

Some obligations issued or guaranteed by U.S. Government agencies or instrumentalities are supported by the right of the issuer to borrow from the U.S. Treasury or the Federal Reserve Banks, such as those issued by Federal Intermediate Credit Banks. Others, such as those issued by Fannie Mae, the FHLBs and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. In addition, other obligations such as those issued by SLMA are supported only by the credit of the agency or instrumentality. There are also separately traded interest components of securities issued or guaranteed by the U.S. Treasury.

No assurance can be given that the U.S. Government will provide financial support for the obligations of such U.S. Government-sponsored agencies or instrumentalities in the future, since it is not obligated to do so by law. In this document, “U.S. Government securities” refers not only to securities issued or guaranteed as to principal or interest by the U.S. Treasury but also to securities that are backed only by their own credit and not the full faith and credit of the U.S. Government.

It is possible that the availability and the marketability (that is, liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. government to tighten the availability of its credit. In 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. government, placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. FHFA will act as the conservator to operate Fannie Mae and Freddie Mac until they are stabilized. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac.

Municipal Obligations

Municipal Bonds. Municipal bonds are issued to obtain funding for various public purposes including the construction of a wide range of public facilities, such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds for many types of local, privately operated facilities. Such debt instruments are considered municipal obligations if the interest paid on them is exempt from federal income tax. The payment of principal and interest by issuers of certain obligations purchased may be guaranteed by a letter of credit, note, repurchase agreement, insurance or other credit facility agreement offered by a bank or other financial institution. Such

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guarantees and the creditworthiness of guarantors will be considered by the subadvisor in determining whether a municipal obligation meets investment quality requirements. No assurance can be given that a municipality or guarantor will be able to satisfy the payment of principal or interest on a municipal obligation.

Municipal Notes. Municipal notes are short-term obligations of municipalities, generally with a maturity ranging from six months to three years. The principal types of such notes include tax, bond and revenue anticipation notes and project notes.

Municipal Commercial Paper. Municipal commercial paper is a short-term obligation of a municipality, generally issued at a discount with a maturity of less than one year. Such paper is likely to be issued to meet seasonal working capital needs of a municipality or interim construction financing. Municipal commercial paper is backed in many cases by letters of credit, lending agreements, notes, repurchase agreements or other credit facility agreements offered by banks and other institutions.

Federal tax legislation enacted in the 1980s placed substantial new restrictions on the issuance of the bonds described above and in some cases eliminated the ability of state or local governments to issue municipal obligations for some of the above purposes. Such restrictions do not affect the federal income tax treatment of municipal obligations issued prior to the effective dates of the provisions imposing such restrictions. The effect of these restrictions may be to reduce the volume of newly issued municipal obligations.

Issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due the principal of and interest on their municipal obligations may be affected.

The yields of municipal bonds depend upon, among other things, general money market conditions, general conditions of the municipal bond market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings of Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Service (“Moody’s”) and Fitch Ratings (“Fitch”) represent their respective opinions on the quality of the municipal bonds they undertake to rate. It should be emphasized, however, that ratings are general and not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields and municipal bonds of the same maturity and coupon with different ratings may have the same yield. See Appendix I for a description of ratings. Many issuers of securities choose not to have their obligations rated. Although unrated securities eligible for purchase must be determined to be comparable in quality to securities having certain specified ratings, the market for unrated securities may not be as broad as for rated securities since many investors rely on rating organizations for credit appraisal.

Canadian and Provincial Government and Crown Agency Obligations

Canadian Government Obligations. Canadian Government obligations are debt securities issued or guaranteed as to principal or interest by the Government of Canada pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council, where necessary. These securities include treasury bills, notes, bonds, debentures and marketable Government of Canada loans.

Canadian Crown Obligations. Canadian Crown agency obligations are debt securities issued or guaranteed by a Crown corporation, company or agency (“Crown Agencies”) pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council, where necessary. Certain Crown Agencies are by statute agents of Her Majesty in right of Canada, and their obligations, when properly authorized, constitute direct obligations of the Government of Canada. These obligations include, but are not limited to, those issued or guaranteed by the:

–	Export Development Corporation;

–	Farm Credit Corporation;

–	Federal Business Development Bank; and

–	Canada Post Corporation.

In addition, certain Crown Agencies that are not by law agents of Her Majesty may issue obligations that by statute the Governor in Council may authorize the Minister of Finance to guarantee on behalf of the Government of Canada. Other Crown Agencies that are not by law agents of Her Majesty may issue or guarantee obligations not entitled to be guaranteed by the Government of Canada. No assurance can be given that the Government of Canada will support the obligations of Crown Agencies which are not agents of Her Majesty, which it has not guaranteed, since it is not obligated to do so by law.

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Provincial Government Obligations. Provincial Government obligations are debt securities issued or guaranteed as to principal or interest by the government of any province of Canada pursuant to authority granted by the provincial Legislature and approved by the Lieutenant Governor in Council of such province, where necessary. These securities include treasury bills, notes, bonds and debentures.

Provincial Crown Agency Obligations. Provincial Crown Agency obligations are debt securities issued or guaranteed by a provincial Crown corporation, company or agency (“Provincial Crown Agencies”) pursuant to authority granted by the provincial Legislature and approved by the Lieutenant Governor in Council of such province, where necessary. Certain Provincial Crown Agencies are by statute agents of Her Majesty in right of a particular province of Canada, and their obligations, when properly authorized, constitute direct obligations of such province. Other Provincial Crown Agencies that are not by law agents of Her Majesty in right of a particular province of Canada may issue obligations which by statute the Lieutenant Governor in Council of such province may guarantee, or may authorize the Treasurer thereof to guarantee, on behalf of the government of such province. Finally, other Provincial Crown Agencies that are not by law agencies of Her Majesty may issue or guarantee obligations not entitled to be guaranteed by a provincial government. No assurance can be given that the government of any province of Canada will support the obligations of Provincial Crown Agencies that are not agents of Her Majesty and which it has not guaranteed, as it is not obligated to do so by law. Provincial Crown Agency obligations described above include, but are not limited to, those issued or guaranteed by a:

–	provincial railway corporation;

–	provincial hydroelectric or power commission or authority;

–	provincial municipal financing corporation or agency; and

–	provincial telephone commission or authority.

Certificates of Deposit, Time Deposits and Bankers’ Acceptances

Certificates of Deposit. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.

Time Deposits. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates.

Bankers’ Acceptances. Bankers’ acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are “accepted” when a bank guarantees their payment at maturity.

These obligations are not insured by the Federal Deposit Insurance Corporation.

Commercial Paper

Commercial paper consists of unsecured promissory notes issued by corporations or other entities to finance short-term credit needs. Commercial paper may be issued in bearer or registered form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.

Variable Amount Master Demand Notes. Variable amount master demand notes are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The investing (i.e., “lending”) fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded. There is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time.

Except in the case of the Global Bond Trust, Real Return Bond Trust and the Total Return Trust , a subadvisor will only invest in variable amount master demand notes issued by companies which, at the date of investment, have an outstanding debt issue rated “Aaa” or “Aa” by Moody’s or “AAA” or “AA” by S&P or Fitch and which the applicable subadvisor has determined present minimal risk of loss. A subadvisor will look generally at the financial strength of the issuing company as “backing” for the note and not to any

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security interest or supplemental source such as a bank letter of credit. A variable amount master demand note will be valued on each day a net asset value (“NAV”) is determined. The NAV will generally be equal to the face value of the note plus accrued interest unless the financial position of the issuer is such that its ability to repay the note when due is in question.

Corporate Obligations

Corporate obligations are bonds and notes issued by corporations to finance long-term credit needs.

Repurchase Agreements

Repurchase agreements are arrangements involving the purchase of an obligation and the simultaneous agreement to resell the same obligation on demand or at a specified future date and at an agreed upon price. A repurchase agreement can be viewed as a loan made by a fund to the seller of the obligation with such obligation serving as collateral for the seller’s agreement to repay the amount borrowed with interest. Repurchase agreements permit the opportunity to earn a return on cash that is only temporarily available. Repurchase agreements may be entered with banks, brokers or dealers. However, a repurchase agreement will only be entered with a broker or dealer if the broker or dealer agrees to deposit additional collateral should the value of the obligation purchased decrease below the resale price.

Generally, repurchase agreements are of a short duration, often less than one week but on occasion for longer periods. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchase obligation, including the interest accrued thereon.

A subadvisor shall engage in a repurchase agreement transaction only with those banks or broker/dealers who meet the subadvisor’s quantitative and qualitative criteria regarding creditworthiness, asset size and collateralization requirements. The Advisor also may engage in repurchase agreement transactions. The counterparties to a repurchase agreement transaction are limited to a:

–	Federal Reserve System member bank;

–	primary government securities dealer reporting to the Federal Reserve Bank of New York Mellon’s Market Reports Division; or

–	broker/dealer that reports U.S. Government securities positions to the Federal Reserve Board.

A fund also may participate in repurchase agreement transactions utilizing the settlement services of clearing firms that meet applicable Advisor and/or subadvisor creditworthiness requirements.

The Advisor and the subadvisors will continuously monitor the respective transaction to ensure that the collateral held with respect to a repurchase agreement equals or exceeds the amount of the respective obligation.

The risk of a repurchase agreement transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible difficulties and delays in obtaining collateral and delays and expense in liquidating the instrument. If an issuer of a repurchase agreement fails to repurchase the underlying obligation, the loss, if any, would be the difference between the repurchase price and the underlying obligation’s market value. A fund might also incur certain costs in liquidating the underlying obligation. Moreover, if bankruptcy or other insolvency proceedings are commenced with respect to the seller, realization upon the underlying obligation might be delayed or limited.

Foreign Repurchase Agreements

Foreign repurchase agreements involve an agreement to purchase a foreign security and to sell that security back to the original seller at an agreed-upon price in either U.S. dollars or foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of a security purchased may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, a fund may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if it is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging market investments, repurchase agreements with counterparties located in emerging markets, or relating to emerging markets, may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.

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Market Events

Events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to, the U.S. government’s placement of Fannie Mae and Freddie Mac under conservatorship (see “Investment Policies — U.S. Government and Government Agency Obligations — U.S. Instrumentality Obligations”), the bankruptcy filing of Lehman Brothers, Chrysler and General Motors, the sale of Merrill Lynch to Bank of America, the U.S. Government support of American International Group and Citigroup, the sale of Wachovia to Wells Fargo, reports of credit and liquidity issues involving certain money market mutual funds, emergency measures by the U.S. and foreign governments banning short-selling, debt crises in the eurozone, and S&P’s downgrade of U.S. long-term sovereign debt. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions will continue.

In addition to the unprecedented volatility in financial markets, the reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. These events and possible continuing market volatility may have an adverse effect on the funds.

Other Instruments

The following discussion provides an explanation of some of the other instruments in which certain funds (as indicated, except the funds of funds), may directly invest consistent with their investment objectives and policies.

Warrants & Rights

Each fund (excluding Money Market Trust and Money Market Trust B (collectively, the “Money Market Trusts”)) may purchase warrants, including warrants traded independently of the underlying securities. The funds also may receive rights or warrants as part of a unit, attached to securities purchased or in connection with corporate actions.

Warrants are rights to purchase securities at specific prices and are valid for a specific period of time. Warrant prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants cease to have value if not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

Reverse Repurchase Agreements

Each fund may enter into “reverse” repurchase agreements. Under a reverse repurchase agreement, a fund sells a debt security and agrees to repurchase it at an agreed upon time and at an agreed upon price. The fund retains record ownership of the security and the right to receive interest and principal payments thereon. At an agreed upon future date, the fund repurchases the security by remitting the proceeds previously received, plus interest. The difference between the amount the fund receives for the security and the amount it pays on repurchase is payment of interest. In certain types of agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based on the prevailing overnight repurchase rate. A reverse repurchase agreement may be considered a form of leveraging and may, therefore, increase fluctuations in a fund’s NAV per share. A fund will cover its repurchase agreement transactions segregating treasury bills or other U.S. Government securities having an aggregate value at least equal to the amount of such commitment to repurchase including accrued interest, until payment is made.

Mortgage Securities

Prepayment of Mortgages. Mortgage securities differ from conventional bonds in that principal is paid over the life of the securities rather than at maturity. As a result, a fund that invests in mortgage securities receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When a fund reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is higher or lower than the rate on the existing mortgage securities. For this reason, mortgage securities may be less effective than other types of debt securities as a means of locking in long term interest rates.

In addition, because the underlying mortgage loans and assets may be prepaid at any time, if a fund purchases mortgage securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will increase yield to maturity. Conversely, if a fund purchases these securities at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected payments will reduce yield to maturity.

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Adjustable Rate Mortgage Securities. Adjustable rate mortgage securities are similar to the fixed rate mortgage securities discussed above, except that, unlike fixed rate mortgage securities, adjustable rate mortgage securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. Most adjustable rate mortgage securities provide for an initial mortgage rate that is in effect for a fixed period, typically ranging from three to twelve months. Thereafter, the mortgage interest rate will reset periodically in accordance with movements in a specified published interest rate index. The amount of interest due to an adjustable rate mortgage holder is determined in accordance with movements in a specified published interest rate index by adding a pre-determined increment or “margin” to the specified interest rate index. Many adjustable rate mortgage securities reset their interest rates based on changes in:

–	one-year, three-year and five-year constant maturity Treasury Bill rates;

–	three-month or six-month Treasury Bill rates;

–	11th District Federal Home Loan Bank Cost of Funds;

–	National Median Cost of Funds; or

–	one-month, three-month, six-month or one-year London Interbank Offered Rate (“LIBOR”) and other market rates.

During periods of increasing rates, a fund will not benefit from such increase to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments to exceed any maximum allowable annual or lifetime reset limits or “cap rates” for a particular mortgage. In this event, the value of the mortgage securities in a fund would likely decrease. During periods of declining interest rates, income to a fund derived from adjustable rate mortgages that remain in a mortgage pool may decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments. Also, a fund’s NAV could vary to the extent that current yields on adjustable rate mortgage securities held as investments are different than market yields during interim periods between coupon reset dates.

Privately-Issued Mortgage Securities. Privately-issued mortgage securities provide for the monthly principal and interest payments made by individual borrowers to pass through to investors on a corporate basis, and in privately issued collateralized mortgage obligations, as further described below. Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including:

–	mortgage bankers;

–	commercial banks;

–	investment banks;

–	savings and loan associations; and

–	special purpose subsidiaries of the foregoing.

Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of the GNMA or Freddie Mac, such securities generally are structured with one or more types of credit enhancement. For a description of the types of credit enhancements that may accompany privately-issued mortgage securities, see “Types of Credit Support” below. A fund that invests in mortgage securities will not limit its investments to asset-backed securities with credit enhancements.

Collateralized Mortgage Obligations (“CMOs”). CMOs generally are bonds or certificates issued in multiple classes that are collateralized by or represent an interest in mortgages. CMOs may be issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment banks or other similar institutions. Each class of CMOs, often referred to as a “tranche,” may be issued with a specific fixed coupon rate (which may be zero) or a floating coupon rate. Each class of CMOs also has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on CMOs on a monthly, quarterly or semiannual basis.

The principal of and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. The general goal sought to be achieved in allocating cash flows on the underlying mortgages to the various classes of a series of

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CMOs is to create tranches on which the expected cash flows have a higher degree of predictability than the underlying mortgages. In creating such tranches, other tranches may be subordinated to the interests of these tranches and receive payments only after the obligations of the more senior tranches have been satisfied. As a general matter, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgages. The yields on these tranches are relatively higher than on tranches with more predictable cash flows. Because of the uncertainty of the cash flows on these tranches, and the sensitivity of these transactions to changes in prepayment rates on the underlying mortgages, the market prices of and yields on these tranches tend to be highly volatile. The market prices of and yields on tranches with longer terms to maturity also tend to be more volatile than tranches with shorter terms to maturity due to these same factors. To the extent the mortgages underlying a series of a CMO are so-called “subprime mortgages” (mortgages granted to borrowers whose credit history is not sufficient to obtain a conventional mortgage), the risk of default is higher, which increases the risk that one or more tranches of a CMO will not receive its predicted cash flows.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, the funds may invest in parallel-pay and planned amortization class (“PAC”). CMOs and multi-class pass through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches—known as support bonds, companion bonds or non-PAC bonds—which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-backed securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with a fund’s investment objectives and policies, the fund may invest in various tranches of CMO bonds, including support bonds.

Separate Trading of Registered Interest and Principal of Securities (“STRIPS”). A fund may invest in separately traded interest components of securities issued or guaranteed by the U.S. Treasury. The interest components of selected securities are traded independently under the STRIPS program. Under the STRIPS program, the interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

Stripped Mortgage Securities. Stripped mortgage securities are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities in which the funds invest. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities may be illiquid and, together with any other illiquid investments, will not exceed 15% of a fund’s net assets (5% in the case of each Money Market Trust). See “Additional Investment Policies — Illiquid Securities.”

Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or “IO” class), while the other class will receive all of the principal (the principal only or “PO” class). The yield to maturity on an IO class is extremely sensitive to changes in prevailing interest rates and the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on an investing fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, such fund may fail to fully recoup its initial investment in these securities even if the securities are rated highly.

As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage securities described in the Prospectus and this SAI, like other debt instruments, will tend to move in the opposite direction to interest rates. Accordingly, investing in IOs, in conjunction with the other mortgage securities described in the Prospectus and this SAI, is expected to contribute to a fund’s relatively stable NAV.

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In addition to the stripped mortgage securities described above, High Yield Trust and Value Trust may invest in similar securities such as Super Principal Only (“SPO”) and Leverage Interest Only (“LIO”), which are more volatile than POs and IOs. Risks associated with instruments, such as SPOs, are similar in nature to those risks related to investments in POs. Risks associated with LIOs and IOs are similar in nature to those associated with IOs.

Similar securities such as Super Principal Only (“SPO”) and Levered Interest Only (“LIO”) are more volatile than POs and IOs. Risks associated with instruments such as SPOs are similar in nature to those risks related to investments in POs. Risks associated with LIOs and IOettes (a.k.a. “high coupon bonds”) are similar in nature to those associated with IOs. Other similar instruments may develop in the future.

Under the Internal Revenue Code of 1986, as amended (the “Code”), POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to a fund.

Inverse Floaters. Each of Global Bond Trust, Total Return Trust, Real Return Bond Trust, High Yield Trust, Investment Quality Bond Trust and Value Trust may invest in inverse floaters. Inverse floaters may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Inverse floaters have greater volatility than other types of mortgage securities in which a fund invests (with the exception of stripped mortgage securities and there is a risk that the market value will vary from the amortized cost). Although inverse floaters are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, inverse floaters together with any other illiquid investments, will not exceed 15% of such a fund’s net assets. See “Additional Investment Policies — Illiquid Securities.”

Inverse floaters are derivative mortgage securities, which are structured as a class of security that receives distributions on a pool of mortgage assets. Yields on inverse floaters move in the opposite direction of short-term interest rates and at an accelerated rate.

Types of Credit Support. Mortgage securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the impact of an obligor’s failure to make payments on underlying assets, mortgage securities may contain elements of credit support. A discussion of credit support is described under “Asset-Backed Securities.”

Asset-Backed Securities

The securitization techniques used to develop mortgage securities are also being applied to a broad range of other assets. Through the use of trusts and special purpose corporations, automobile and credit card receivables are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to the CMO structure.

Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of a shorter maturity than that of mortgage loans. As a result, investment in these securities should be subject to less volatility than mortgage securities. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, a fund must reinvest the prepaid amounts in securities with the prevailing interest rates at the time. Therefore, a fund’s ability to maintain an investment, including high-yielding asset-backed securities, will be affected adversely to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

As with mortgage securities, asset-backed securities are often backed by a pool of assets representing the obligation of a number of different parties and use similar credit enhancement techniques. For a description of the types of credit enhancement that may accompany asset-backed securities, see “Types of Credit Support” below. A fund investing in asset-backed securities will not limit its investments to asset-backed securities with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, such securities are widely traded by brokers and dealers, and will not be considered illiquid securities for the purposes of the investment restriction on illiquid securities under “Additional Investment Policies.”

Types of Credit Support. To lessen the impact of an obligor’s failure to make payments on underlying assets, mortgage securities and asset-backed securities may contain elements of credit support. Such credit support falls into two categories:

–	liquidity protection; and

–	default protection.

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Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool of assets occurs in a timely fashion. Default protection provides protection against losses resulting from ultimate default and enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Some examples of credit support include:

–	“senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class);

–	creation of “reserve funds” (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses); and

–	“over-collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment on the securities and pay any servicing or other fees).

The ratings of mortgage securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or default protection are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of these securities could be reduced in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experienced on the underlying pool of assets is better than expected.

The degree of credit support provided for each issue is generally based on historical information concerning the level of credit risk associated with the underlying assets. Delinquency or loss greater than anticipated could adversely affect the return on an investment in mortgage securities or asset-backed securities.

Collateralized Bond Obligations, Collateralized Loan Obligations and other Collateralized Debt Obligations. A fund may invest in each of collateralized debt obligations (“CDOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.

For CBOs, CLOs and other CDOs the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the bulk of defaults from the bonds or loans in the and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which a fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs, CLOs and other CDOs may be characterized by a fund as illiquid securities; however, an active dealer market may exist for CBOs, CLOs and other CDOs allowing them to qualify as eligible transactions under Rule 144A under the Securities Act of 1933, as amended (“1933 Act”). In addition to the normal risks associated with fixed-income securities discussed elsewhere in this SAI and the Prospectus (e.g., interest rate risk and default risk), CBOs, CLOs and other CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the risk that funds (excluding the funds of funds) may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the

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complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Zero Coupon Securities, Deferred Interest Bonds and Pay-In-Kind Bonds

Zero coupon securities, deferred interest bonds and pay-in-kind bonds involve special risk considerations. Zero coupon securities and deferred interest bonds are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. When a zero coupon security or a deferred interest bond is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding these securities until maturity know at the time of their investment what the return on their investment will be. The funds also may purchase pay-in-kind bonds. Pay-in-kind bonds are bonds that pay all or a portion of their interest in the form of debt or equity securities.

Zero coupon securities, deferred interest bonds and pay-in-kind bonds are subject to greater price fluctuations in response to changes in interest rates than ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities and deferred interest bonds usually appreciate during periods of declining interest rates and usually depreciates during periods of rising interest rates.

Issuers of Zero Coupon Securities and Pay-In-Kind Bonds. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers. Although zero coupon securities and pay-in-kind bonds are generally not traded on a national securities exchange, these securities are widely traded by brokers and dealers and, to the extent they are widely traded, will not be considered illiquid for the purposes of the investment restriction under “Additional Investment Policies – Illiquid Securities.”

Tax Considerations. Current federal income tax law requires the holder of a zero coupon security or certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, a fund may be required to distribute income accrued with respect to these securities and may have to dispose of fund securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Loans and Other Direct Debt Instruments

A fund may invest in loans and other direct debt instruments to the extent authorized by its investment policies. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand.

High Yield (High Risk) Domestic Corporate Debt Securities

High yield U.S. corporate debt securities in which a fund may invest include bonds, debentures, notes, bank loans, credit-linked notes and commercial paper. Most of these debt securities will bear interest at fixed rates, except bank loans, which usually have floating rates. The fund also may invest in bonds with variable rates of interest or debt securities which involve equity features, such as equity warrants or convertible outright and participation features (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower’s attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

The market for high yield U.S. corporate debt securities has undergone significant changes since it was first established. Issuers in the U.S. high yield market originally consisted primarily of growing small capitalization companies and larger capitalization companies whose credit quality had declined from investment grade. During the mid-1980s, participants in the U.S. high yield market issued high yield securities principally in connection with leveraged buyouts and other leveraged recapitalizations. In late 1989 and 1990, the volume of new issues of high yield U.S. corporate debt declined significantly and liquidity in the market decreased. Since early 1991, the volume of new issues of high yield U.S. corporate debt securities has increased substantially and secondary market liquidity has improved. During the same periods, the U.S. high yield debt market exhibited strong returns. Currently, most new offerings of U.S. high yield securities are being issued to refinance higher coupon debt and to raise funds for general corporate purposes, as well as to provide financing in connection with leveraged transactions.

The secondary market for high yield U.S. corporate debt securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary

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market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. In addition, market trading volume for high yield U.S. corporate debt securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. The lack of sufficient market liquidity may cause a fund to incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and a fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for a fund to obtain precise valuations of the high yield securities in its portfolio.

Brady Bonds

Brady Bonds are debt securities issued under the framework of the “Brady Plan,” an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. The Brady Plan framework, as it has developed, involves the exchange of external commercial bank debt for newly issued bonds (“Brady Bonds”). Brady Bonds also may be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Brady Bonds issued to date generally have maturities between 15 and 30 years from the date of issuance and have traded at a deep discount from their face value. In addition to Brady Bonds, the funds may invest in emerging market governmental obligations issued as a result of debt restructuring agreements outside of the scope of the Brady Plan.

Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included:

–	the exchange of outstanding commercial bank debt for bonds issued at 100% of face value which carry a below-market stated rate of interest (generally known as par bonds);

–	bonds issued at a discount from face value (generally known as discount bonds);

–	bonds bearing an interest rate which increases over time; and

–	bonds issued in exchange for the advancement of new money by existing lenders.

Discount bonds issued to date under the framework of the Brady Plan have generally borne interest computed semi-annually at a rate equal to 13/16 of one percent above the current six-month LIBOR rate. Regardless of the stated face amount and interest rate of the various types of Brady Bonds, a fund investing in Brady Bonds will purchase Brady Bonds in secondary markets in which the price and yield to the investor reflect market conditions at the time of purchase.

Certain sovereign bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 15 to 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the International Monetary Fund (“IMF”), the World Bank and the debtor nations’ reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments, with the balance of the interest accruals being uncollateralized.

A fund may purchase Brady Bonds with no or limited collateralization, and must rely for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transactional securities depositories. A substantial portion of the Brady Bonds and other sovereign debt securities in which a fund invests are likely to be acquired at a discount.

Sovereign Debt Obligations

Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies. Sovereign debt may be in the form of conventional securities or other types of debt instruments, such as loan or loan participations. Typically, sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. However, sovereign debt of developed countries also may involve a high degree of risk and may be in default or present the risk of default. Governments rely on

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taxes and other revenue sources to pay interest and principal on their debt obligations, and governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. The payment of principal and interest on these obligations may be adversely affected by a variety of factors, including economic results, changes in interest and exchange rates, changes in debt ratings, a limited tax base or limited revenue sources, natural disasters, or other economic or credit problems. In addition, prospects for repayment and payment of interest may depend on political as well as economic factors. Defaults in sovereign debt obligations, or the perceived risk of default, also may impair the market for other securities and debt instruments, including securities issued by banks and other entities holding such sovereign debt, and negatively impact the funds.

Indexed Securities

A fund may invest in indexed securities to the extent authorized by its investment policies. Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

Currency indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities. Currency indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency indexed securities also may have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and also may be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Hybrid Instruments

Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument (“Hybrid Instruments”).

Characteristics of Hybrid Instruments. Generally, a Hybrid Instrument is a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to the following:

•	prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles or commodities (collectively, “underlying assets”); or

•	an objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively, “Benchmarks”).

Hybrid Instruments may take a variety of forms, including, but not limited to:

•	debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time;

•	preferred stock with dividend rates determined by reference to the value of a currency; or

•	convertible securities with the conversion terms related to a particular commodity.

Uses of Hybrid Instruments. Hybrid Instruments provide an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions.

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One approach is to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the investor could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly.

The purpose of this type of arrangement, known as a structured security with an embedded put option, is to give a fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that such a strategy will be successful and the value of a fund may decline; for example, if interest rates may not move as anticipated or credit problems could develop with the issuer of the Hybrid Instrument.

Structured Products

A fund may invest in structured products, including instruments such as credit-linked securities, commodity-linked notes and structured notes, which are potentially high-risk derivatives. For example, a structured product may combine a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a structured product may be increased or decreased, depending on changes in the value of the benchmark. An example of a structured product could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a structured product would be a combination of a bond and a call option on oil.

Structured products can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Structured products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a structured product. Under certain conditions, the redemption value of a structured product could be zero. Thus, an investment in a structured product may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of structured products also exposes a fund to the credit risk of the issuer of the structured product. These risks may cause significant fluctuations in the net asset value of the fund.

Credit-Linked Securities. Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high yield or other fixed income markets. For example, a Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to the high yield markets and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a fund would receive as an investor in the trust. A fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Commodity-Linked Notes. Certain structured products may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked structured products may be either equity or debt securities, leveraged or unleveraged, and have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The funds will only invest in commodity-linked structured products that qualify under applicable rules of the Commodities Futures Trading Commission (“CFTC”) for an exemption from the provisions of the Commodity Exchange Act (the “CEA”).

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Structured Notes and Indexed Securities. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. To the extent a fund invests in these notes and securities, however, PIMCO analyzes these notes and securities in its overall assessment of the effective duration of the fund’s holdings in an effort to monitor the fund’s interest rate risk.

Certain issuers of structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the funds’ investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Depositary Receipts

A fund may invest in American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts, International Depositary Receipts and Non-Voting Depositary Receipts (“ADRs,” “EDRs,” “GDRs,” “IDRs” and “NVDRs,” respectively, and, collectively, “Depositary Receipts”) as described in its investment policies.

Securities of foreign issuers may include Depositary Receipts and other similar securities, including, without limitation, dual listed securities. Depositary Receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic corporation.

ADRs are U.S. dollar-denominated securities backed by foreign securities deposited in a U.S. securities depository. ADRs are created for trading in U.S. markets. The value of an ADR will fluctuate with the value of the underlying security and will reflect any changes in exchange rates. An investment in ADRs involves risks associated with investing in foreign securities.

EDRs, GDRs, IDRs and NVDRs are receipts evidencing an arrangement with a foreign bank, exchange affiliate or entity similar to that for ADRs and are designed for use in foreign securities markets. EDRs, GDRs, IDRs and NVDRs are not necessarily quoted in the same currency as the underlying security.

Variable and Floating Rate Obligations

A fund may invest in floating or variable rate securities. Investments in floating or variable rate securities may involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates of Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the investing fund on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of: (i) the notice period required before a fund is entitled to receive payment of the obligation upon demand; or (ii) the period remaining until the obligation’s next interest rate adjustment. If not redeemed by the investing fund through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

Exchange Traded Funds (“ETFs”)

A fund may invest in ETFs. These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying securities and ETFs have management fees that increase their costs. In addition, there is the risk that an ETF may fail to closely track the index that it is designed to replicate.

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Exchange-Traded Notes

A fund may invest in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy, minus applicable fees. ETNs are traded on an exchange (e.g., the New York Stock Exchange) during normal trading hours; however, investors also can hold ETNs until they mature. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk, including the credit risk of the issuer, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN also may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. A decision by a fund to sell ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing, and there can be no assurance that a secondary market will exist for an ETN.

ETNs also are subject to tax risk. No assurance can be given that the Internal Revenue Service (the “IRS”) will accept, or a court will uphold, how a fund characterizes and treats ETNs for tax purposes.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid, and thus they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form. The market value of ETNs may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN trades at a premium or discount to its market benchmark or strategy.

Event-Linked Exposure

A fund may have event-linked exposure by investing in “event-linked bonds” or “event-linked swaps” or by implementing “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics relating to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, the fund may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure also may expose the fund to certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures also may be subject to liquidity risk.

ADDITIONAL INVESTMENT POLICIES

The following provides a more detailed explanation of some investment policies of the funds.

Lending Securities

A fund may lend its securities so long as its loans of securities do not represent in excess of 33 1/3% of its total assets. This lending limitation is a fundamental restriction which may not be changed without shareholder approval. The procedure for lending securities is for the borrower to give the lending fund collateral consisting of cash, cash equivalents or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The lending fund may invest the cash collateral and earn additional income or receive an agreed upon fee from a borrower which has delivered cash equivalent collateral.

A fund anticipates that securities will be loaned only under the following conditions:

(1) the borrower must furnish collateral equal at all times to the market value of the securities loaned and the borrower must agree to increase the collateral on a daily basis if the securities loaned increase in value;

(2) the loan must be made in accordance with NYSE rules, which presently require the borrower, after notice, to redeliver the securities within five business days; and

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(3) a fund making the loan may pay reasonable service, placement, custodian or other fees in connection with loans of securities and share a portion of the interest from these investments with the borrower of the securities.

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.

Cash collateral may be invested by the fund in a privately offered registered investment company advised by John Hancock Asset Management a division of Manulife Asset Management (US) LLC (“John Hancock Asset Management”) that is part of the same group of investment companies as the fund and that is offered exclusively to funds in the same group of investment companies. Investment of cash collateral offers the opportunity for the fund to profit from income earned by this collateral pool, but also the risk of loss, should the value of the fund’s shares in the collateral pool decrease below their initial value.

When-Issued Securities/Forward Commitments

In order to help ensure the availability of suitable securities, a fund may purchase debt or equity securities on a “when-issued” or on a “forward commitment” basis. Purchasing securities on a when-issued or forward commitment basis means that the obligations will be delivered to a fund at a future date, which may be one month or longer after the date of the commitment. Except as may be imposed by these factors, there is no limit on the percentage of a fund’s total assets that may be committed to such transactions.

Under normal circumstances, a fund purchasing securities on a when-issued or forward commitment basis will take delivery of the securities, but a fund may, if deemed advisable, sell the securities before the settlement date. In general, a fund does not pay for the securities, or start earning interest on them, until the obligations are scheduled to be settled. A fund does, however, record the transaction and reflect the value each day of the securities in determining its NAV. At the time of delivery, the value of when-issued or forward commitment securities may be more or less than the transaction price, and the yields then available in the market may be higher than those obtained in the transaction. While awaiting delivery of the obligations purchased on such basis, a fund will maintain on its records liquid assets consisting of cash, liquid high quality debt obligations or other assets equal to the amount of the commitments to purchase when-issued or forward commitment securities. The availability of liquid assets for this purpose and the effect of asset segregation on a fund’s ability to meet its current obligations, to honor requests for redemption, and to otherwise manage its investment portfolio will limit the extent to which a fund may purchase when-issued or forward commitment securities.

Mortgage Dollar Rolls

Each fund (excluding the Money Market Trusts) may enter into mortgage dollar rolls. Under a mortgage dollar roll, a fund sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar securities (of the same type, coupon and maturity) securities on a specified future date. During the roll period, a fund forgoes principal and interest paid on the mortgage-backed securities. A fund is compensated by the difference between the current sale price and the lower forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale. A fund also may be compensated by receipt of a commitment fee. A fund may only enter into “covered rolls.” A covered roll is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction or for which a fund maintains on its records liquid assets having an aggregate value at least equal to the amount of such commitment to repurchase. Dollar roll transactions involve the risk that the market value of the securities sold by a fund may decline below the repurchase price of those securities. A mortgage dollar roll may be considered a form of leveraging, and may, therefore, increase fluctuations in a fund’s NAV per share.

Illiquid Securities

Neither Money Market Trust may invest more than 5% of its net assets in securities that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the value ascribed to it by the fund (“illiquid securities”). No other fund may invest more than 15% of its net assets in illiquid securities. Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, a fund may be forced to sell them at a discount from the last offer price.

Illiquid securities may include, but are not limited to: (a) repurchase agreements with maturities greater than seven days; (b) futures contracts and options thereon for which a liquid secondary market does not exist; (c) time deposits maturing in more than seven calendar days; (d) securities of new and early stage companies whose securities are not publicly traded; and (e) securities that trade in inactive markets.

Rule 144A Securities are Excluded from the Limitation on Illiquid Securities. Securities that are restricted as to resale but for which a ready market is available pursuant to an exemption provided by Rule 144A under the 1933 Act, or other exemptions from the registration requirements of the 1933 Act may be excluded from the 5% and 15% limitation on illiquid securities. The subadvisors

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decide, subject to the Trustees’ oversight, whether securities sold pursuant to Rule 144A are readily marketable for purposes of a fund’s investment restriction. The subadvisors will also monitor the liquidity of Rule 144A securities held by the funds for which they are responsible. To the extent that Rule 144A securities held by a fund should become illiquid because of a lack of interest on the part of qualified institutional investors, the overall liquidity of a fund could be adversely affected.

Section 4(2) Commercial Paper is Excluded from the Limitation on Illiquid Securities. The Money Market Trusts may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the 1933 Act. Section 4(2) commercial paper is restricted as to its distribution under federal securities law, and is generally sold to institutional investors, such as the Money Market Trusts, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be made in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors, like the Money Market Trusts, through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Money Market Trusts’ subadvisor believes that Section 4(2) commercial paper meets its criteria for liquidity. The Money Market Trusts intend, therefore, to treat Section 4(2) commercial paper as liquid and not subject to the investment limitation applicable to illiquid securities. The Money Market Trusts’ subadvisor will monitor the liquidity of Section 4(2) commercial paper held by the Money Market Trusts, subject to the Trustees’ oversight.

Short Sales

A fund may make short sales of securities or maintain a short position, provided that at all times when a short position is open a fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a short sale “against-the-box”).

A fund also may sell a security it does not own in anticipation of a decline in the market value of that security (a “short sale”). To complete such a transaction, a fund must borrow the security to make delivery to the buyer. A fund is then obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a fund. Until the security is replaced, a fund is required to pay the lender any dividends or interest that accrues during the period of the loan. To borrow the security, a fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until a fund replaces a borrowed security, it will segregate with its custodian cash or other liquid assets at such a level that: (i) the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. A fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which a fund replaced the borrowed security. A fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the fund may be required to pay in connection with a short sale.

Investment in Other Investment Companies

A fund may invest in other investment companies (including shares of closed-end investment companies, unit investment trusts, open-end investment companies, investment companies exempted from registration under the 1940 Act pursuant to the Rules thereunder and other pooled vehicles) to the extent permitted by federal securities laws (including the rules, regulations and interpretations thereunder) and to the extent permitted by exemptive relief granted by the Securities and Exchange Commission (“SEC”).

Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company-level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or may involve the payment of substantial premiums above the value of such investment companies’ portfolio securities when traded over the counter (“OTC”) or a discount to their NAV. Others are continuously offered at NAV, but also may be traded in the secondary market.

Loan Participations and Assignments

A fund may invest in loan participations or assignments. Loan participations are loans or other direct debt instruments which are interests in amounts owned by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates to suppliers of goods or services, or to other parties. A fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender

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of the payments from the borrower. In connection with purchasing participations, a fund generally will have no right to enforce compliance by the borrower with the term of the loan agreement relating to loan, nor any rights of set-off against the borrower, and a fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, a fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

When a fund purchases assignments from lenders, it will acquire direct rights against the borrower on the loan. However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligation acquired by a fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Investments in loan participations and assignments present the possibility that a fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, a fund could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. It is anticipated that such securities could be sold only to a limited number of institutional investors. In addition, some loan participations and assignments may not be rated by major rating agencies and may not be protected by the securities laws.

Investments in loans and loan participations will subject a fund to liquidity risk. Loans and loan participations may be transferable among financial institutions, but may not have the liquidity of conventional debt securities and are often subject to restrictions on resale, thereby making them potentially illiquid. For example, the purchase or sale of loans requires, in many cases, the consent of either a third party (such as the lead or agent bank for the loan) or the borrower, and although such consent is, in practice, infrequently withheld, the consent requirement can delay a purchase or hinder a fund’s ability to dispose of its investments in loans in a timely fashion. In addition, in some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the subadvisors believe to be a fair price.

Corporate loans that a fund may acquire, or in which a fund may purchase a loan participation, are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs, leverage recapitalizations and other corporate activities. The highly leveraged capital structure of the borrowers in certain of these transactions may make such loans especially vulnerable to adverse changes in economic or market conditions and greater credit risk than other investments.

Certain loan participations or assignments acquired by a fund may involve unfunded commitments of the lenders or revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, a fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan documentation. Such an obligation may have the effect of requiring a fund to increase its investment in a company at a time when it might not be desirable to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).

The borrower of a loan in which a fund holds an interest (including through a loan participation) may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among lenders, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which a fund derives interest income will be reduced. The effect of prepayments on a fund’s performance may be mitigated by the receipt of prepayment fees, and a fund’s ability to reinvest prepayments in other loans that have similar or identical yields. However, there is no assurance that a fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the prepaid loan.

A fund may invest in loans that pay interest at fixed rates and loans that pay interest at rates that float or reset periodically at a margin above a generally recognized base lending rate such as the Prime Rate, LIBOR or another generally recognized base lending rate. Most floating rate loans are senior in rank in the event of bankruptcy to most other securities of the borrower such as common stock or public bonds. In addition, floating rate loans are also normally secured by specific collateral or assets of the borrower so that the holders of the loans will have a priority claim on those assets in the event of default or bankruptcy of the issuer. While the seniority in rank and the security interest are helpful in reducing credit risk, such risk is not eliminated. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general, or if interest rates decline. While, because of this interest rate reset feature, loans with resetting interest rates provide a considerable degree of protection against rising interest rates, there is still potential for interest rates on such loans to lag changes in interest rates in general for some period of time. In addition, changes in interest rates will affect the amount of interest income paid to a fund as the floating rate instruments adjust to the new levels of interest rates. In a rising base rate environment, income generation will generally increase. Conversely, during periods when the base rate is declining, the income generating ability of the loan instruments will be adversely affected.

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Investments in many loans have additional risks that result from the use of agents and other interposed financial institutions. Many loans are structured and administered by a financial institution (i.e., a commercial bank) that acts as the agent of the lending syndicate. The agent typically administers and enforces the loan on behalf of the other lenders in the lending syndicate. In addition, an institution, typically but not always the agent, holds the collateral, if any, on behalf of the lenders. A financial institution’s employment as an agent might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent would generally be appointed to replace the terminated agent, and assets held by the agent under the loan agreement would likely remain available to holders of such indebtedness. However, if assets held by the agent for the benefit of a fund were determined to be subject to the claims of the agent’s general creditors, a fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or government agency) similar risks may arise.

Index-Related Securities (“Equity Equivalents”)

A fund may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index. Such Equity Equivalents include, among others, DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), or S&P’s Depositary Receipts (“SPDRs”) (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the NASDAQ Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indices as well as the securities that make up those indices. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.

Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities compromising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying a fund’s assets across a broad range of securities.

To the extent a fund invests in securities of other investment companies, including Equity Equivalents, fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of its own operations. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, if a fund invests in Equity Equivalents, shareholders may pay higher operational costs than if they owned the underlying investment companies directly. Additionally, a fund’s investments in such investment companies are subject to limitations under the 1940 Act and market availability.

The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting Equity Equivalents could adversely affect the liquidity and value of the shares of a fund.

Fixed-Income Securities

A fund may invest in investment grade bonds, rated at the time of purchase in the four highest rating categories by a nationally recognized statistical rating organization (“NRSRO”), such as those rated Aaa, Aa, A and Baa by Moody’s or AAA, AA, A and BBB by S&P or Fitch. A fund also may invest in obligations rated in the lowest of the top four rating categories (such as Baa by Moody’s or BBB by S&P or Fitch). These obligations may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments, including a greater possibility of default or bankruptcy of the issuer, than is the case with higher grade bonds. Subsequent to its purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by a fund. In addition, it is possible that Moody’s, S&P, Fitch and other NRSROs might not timely change their ratings of a particular issue to reflect subsequent events. None of these events will require the sale of the securities by a fund, although the subadvisor will consider these events in determining whether it should continue to hold the securities.

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Standby Commitment Agreements

The funds may enter into standby commitment agreements, which are agreements that obligate a party, for a set period of time, to buy a certain amount of a security that may be issued and sold at the option of the issuer. The price of a security purchased pursuant to a standby commitment agreement is set at the time of the agreement. In return for its promise to purchase the security, a fund receives a commitment fee based upon a percentage of the purchase price of the security. The fund receives this fee whether or not it is ultimately required to purchase the security. There is no guarantee that the securities subject to a standby commitment agreement will be issued or, if such securities are issued, the value of the securities on the date of issuance may be more or less than the purchase price. A fund will limit its investments in standby commitment agreements with remaining terms exceeding seven days pursuant to the limitation on investments in illiquid securities. A fund will record the purchase of a standby commitment agreement, and will reflect the value of the security in the fund’s net asset value, on the date on which the security can reasonably be expected to be issued.

Trade Claims

The funds may purchase trade claims and similar obligations or claims against companies in bankruptcy proceedings. Trade claims are non-securitized rights of payment arising from obligations that typically arise when vendors and suppliers extend credit to a company by offering payment terms for products and services. If the company files for bankruptcy, payments on these trade claims stop and the claims are subject to compromise along with the other debts of the company. Trade claims may be purchased directly from the creditor or through brokers. There is no guarantee that a debtor will ever be able to satisfy its trade claim obligations. Trade claims are subject to the risks associated with low-quality obligations.

Market Capitalization Weighted Approach

The investment strategy of each of International Small Company Trust, Emerging Markets Value Trust, Disciplined Diversification Trust and Small Cap Opportunities Trust involves market capitalization weighting in determining individual security weights and, where applicable, country or region weights. Market capitalization weighting means each security is generally purchased based on the issuer’s relative market capitalization. Market capitalization weighting may be adjusted by the subadvisor, for a variety of reasons. A fund may deviate from market capitalization weighting to limit or fix the exposure to a particular country or issuer to a maximum portion of the assets of the fund. Additionally, the subadvisor may consider such factors as free float, momentum, trading strategies, liquidity management, and expected profitability, as well as other factors determined to be appropriate by the subadvisor given market conditions. In assessing expected profitability, the subadvisor may consider different ratios, such as that of earnings or profits from operations relative to book value or assets.The subadvisor may exclude the eligible security of a company that meets applicable market capitalization criterion if it determines that the purchase of such security is inappropriate in light of other conditions. These adjustments will result in a deviation from traditional market capitalization weighting.

Adjustment for free float adjusts market capitalization weighting to exclude the share capital of a company that is not freely available for trading in the public equity markets by international investors. For example, the following types of shares may be excluded: (i) those held by strategic investors (such as governments, controlling shareholders and management); (ii) treasury shares; or (iii) shares subject to foreign ownership restrictions.

Deviation from market capitalization weighting also will occur because the subadvisor generally intends to purchase in round lots. Furthermore, the subadvisor may reduce the relative amount of any security held in order to retain sufficient portfolio liquidity. Except with respect to Disciplined Diversification Trust, a portion, but generally not in excess of 20% of a fund’s assets, may be invested in interest bearing obligations, such as money market instruments, thereby causing further deviation from market capitalization weighting.

Block purchases of eligible securities may be made at opportune prices, even though such purchases exceed the number of shares that, at the time of purchase, would be purchased under a market capitalization weighted approach. Changes in the composition and relative ranking (in terms of market capitalization) of the stocks that are eligible for purchase take place with every trade when the securities markets are open for trading due, primarily, to price fluctuations of such securities. On at least a semi-annual basis, the subadvisor will prepare a list of companies whose stock is eligible for investment by the fund. Additional investments generally will not be made in securities that have changed in value sufficiently to be excluded from the subadvisor then current market capitalization requirement for eligible portfolio securities. This may result in further deviation from market capitalization weighting. This deviation could be substantial if a significant amount of holdings of a fund change in value sufficiently to be excluded from the requirement for eligible securities, but not by a sufficient amount to warrant their sale.

Country weights may be based on the total market capitalization of companies within each country. The calculation of country market capitalization may take into consideration the free float of companies within a country or whether these companies are eligible to be purchased for the particular strategy. In addition, to maintain a satisfactory level of diversification, the subadvisor may limit or adjust

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the exposure to a particular country or region to a maximum proportion of the assets of that vehicle. Country weights also may deviate from target weights due to general day-to-day trading patterns and price movements. The weighting of countries will likely vary from their weighting in published international indices.

Interfund Lending

Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by the Advisor, John Hancock Advisers or John Hancock Asset Management. A fund will borrow through the program only when the costs are equal to or lower than the cost of bank loans, and will lend through the program only when the returns are higher than those available from an investment in overnight repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day’s notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

RISK FACTORS

The risks of investing in certain types of securities are described below. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. As described in the Prospectus, by owning shares of the underlying funds, each fund of funds indirectly invests in the securities and instruments held by the underlying funds and bears the same risks as the underlying funds in which it invests. To the extent a fund of funds invests in securities or instruments directly, the fund of funds will be subject to the same risks.

Non-Diversification

Certain of the funds are non-diversified.

Definition of Non-Diversification. Any fund that is non-diversified is not limited as to the percentage of its assets that may be invested in any one issuer, and as to the percentage of the outstanding voting securities of such issuer that may be owned, only by its own investment restrictions. In contrast, a diversified fund, as to at least 75% of the value of its total assets, generally may not invest more than five percent of its total assets in the securities, or own more than ten percent of the outstanding voting securities, of any one issuer.

Since a non-diversified fund may invest a high percentage of its assets in the securities of a small number of companies, it may be affected more than a diversified fund by a change in the financial condition of any of these companies or by the financial markets’ assessment of any of these companies.

Equity Securities

Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies invested in decline or if overall market and economic conditions deteriorate. Even funds that invest in high quality or “blue chip” equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations also may have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

Bank Capital Securities

Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of trust preferred securities. Tier II securities are commonly thought of as hybrids of debt and preferred stock, are often perpetual (with no maturity date), callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date.

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Fixed-Income Securities

Fixed-income securities are generally subject to two principal types of risks: (a) interest rate risk; and (b) credit quality risk.

Interest Rate Risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline.

Credit Quality Risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. Funds that may invest in lower rated fixed-income securities are riskier than funds that may invest in higher rated fixed-income securities.

Hybrid Instruments

The risks of investing in Hybrid Instruments are a combination of the risks of investing in securities, options, futures and currencies. Therefore, an investment in a Hybrid Instrument may include significant risks not associated with a similar investment in a traditional debt instrument with a fixed principal amount, that is denominated in U.S. dollars, or that bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of underlying assets to which the instrument is linked. These risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and that may not be readily foreseen by the purchaser. Such factors include economic and political events, the supply and demand for the underlying assets, and interest rate movements. In recent years, various Benchmarks and prices for underlying assets have been highly volatile, and such volatility may be expected in the future. See “Hedging and Other Strategic Transactions” for a description of certain risks associated with investments in futures, options, and forward contracts.

Volatility. Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or underlying asset may not move in the same direction or at the same time.

Leverage Risk. Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates, but bear an increased risk of principal loss (or gain). For example, an increased risk of principal loss (or gain) may result if “leverage” is used to structure a Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a change in a Benchmark or underlying asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss, as well as the potential for gain.

Liquidity Risk. Hybrid Instruments also may carry liquidity risk since the instruments are often “customized” to meet the needs of a particular investor. Therefore, the number of investors that would be willing and able to buy such instruments in the secondary market may be smaller than for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an OTC market without the guarantee of a central clearing organization or in a transaction between a fund and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor, which a fund would have to consider and monitor.

Lack of U.S. Regulation. Hybrid Instruments may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

The various risks discussed above with respect to Hybrid Instruments, particularly the market risk of such instruments, may cause significant fluctuations in the NAV of a fund that invests in such instruments.

Investment Grade Fixed-Income Securities in the Lowest Rating Category

Investment grade fixed-income securities in the lowest rating category (rated “Baa” by Moody’s or “BBB” by S&P or Fitch and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher rating categories.

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While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

Lower Rated Fixed-Income Securities

Lower rated fixed-income securities are defined as securities rated below investment grade (rated “Ba” and below by Moody’s and “BB” and below by S&P or Fitch). The principal risks of investing in these securities are as follows:

Risk to Principal and Income. Investing in lower rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

Price Volatility. The price of lower rated fixed-income securities may be more volatile than securities in the higher rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher rated fixed-income securities by the market’s perception of their credit quality especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater effect on highly leveraged issuers of these securities.

Liquidity. The market for lower rated fixed-income securities may have more limited trading than the market for investment grade fixed-income securities. Therefore, it may be more difficult to sell these securities and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

Dependence on Subadviser’s Own Credit Analysis. While a subadvisor to a fund may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower rated fixed-income securities is more dependent on the subadvisor’s evaluation than the assessment of the credit risk of higher rated securities.

Additional Risks Regarding Lower Rated Corporate Fixed-Income Securities. Lower rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economics conditions than higher-rated corporate fixed-income securities.

Issuers of lower rated corporate debt securities also may be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional Risks Regarding Lower Rated Foreign Government Fixed-Income Securities. Lower rated foreign government fixed-income securities are subject to the risks of investing in emerging market countries described under “Foreign Securities.” In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging market countries may experience high inflation, interest rates and unemployment as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

Small and Medium Size Companies

Survival of Small or Unseasoned Companies. Companies that are small or unseasoned (i.e., less than three years of operating history) are more likely than larger or established companies to fail or not to accomplish their goals. As a result, the value of their securities could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products, may have limited financial resources and a small management group.

Changes in Earnings and Business Prospects. Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger or established companies, resulting in more volatility in the price of their securities.

Liquidity. The securities of small or unseasoned companies may have limited marketability. This factor could cause the value of a fund’s investments to decrease if it needs to sell such securities when there are few interested buyers.

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Impact of Buying or Selling Shares. Small or unseasoned companies usually have fewer outstanding shares than larger or established companies. Therefore, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security.

Publicly Available Information. There may be less publicly available information about small or unseasoned companies. Therefore, when making a decision to purchase a security for a fund, a subadvisor may not be aware of problems associated with the company issuing the security.

Medium Size Companies. Investments in the securities of medium sized companies present risks similar to those associated with small or unseasoned companies although to a lesser degree due to the larger size of the companies.

Foreign Securities

Currency Fluctuations. Investments in foreign securities may cause a fund to lose money when converting investments from foreign currencies into U.S. dollars. A fund may attempt to lock in an exchange rate by purchasing a foreign currency exchange contract prior to the settlement of an investment in a foreign security. However, it may not always be successful in doing so and a fund could still lose money.

Political and Economic Conditions. Investments in foreign securities subject a fund to the political or economic conditions of the foreign country. These conditions could cause a fund’s investments to lose value if these conditions deteriorate for any reason. This risk increases in the case of emerging market countries, which are more likely to be more politically unstable. Political instability could cause the value of any investment in the securities of an issuer based in a foreign country to decrease or could prevent or delay a fund from selling its investment and taking the money out of the country.

Removal of Proceeds of Investments from a Foreign Country. Foreign countries, especially emerging market countries, often have currency controls or restrictions which may prevent or delay a fund from taking money out of the country or may impose additional taxes on money removed from the country. Therefore, a fund could lose money if it is not permitted to remove capital from the country or if there is a delay in taking the assets out of the country, since the value of the assets could decline during this period or the exchange rate to convert the assets into U.S. dollars could worsen.

Nationalization of Assets. Investments in foreign securities subject a fund to the risk that the company issuing the security may be nationalized. If the company is nationalized, the value of the company’s securities could decrease in value or even become worthless.

Settlement of Sales. Foreign countries, especially emerging market countries, also may have problems associated with settlement of sales. Such problems could cause a fund to suffer a loss if a security to be sold declines in value while settlement of the sale is delayed.

Investor Protection Standards. Foreign countries, especially emerging market countries, may have less stringent investor protection and disclosure standards than the U.S. Therefore, when making a decision to purchase a security for a fund, a subadvisor may not be aware of problems associated with the company issuing the security and may not enjoy the same legal rights as those provided in the U.S.

Investment Company Securities

A fund may invest in securities of other investment companies. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in closed-end funds may involve the payment of substantial premiums above the value of such investment companies’ portfolio securities.

Risk Factors Relating to Fund of Fund Investments in Underlying Funds

Each of the funds of funds of the Trust (the “Allocation Funds”) may invest in shares of underlying funds of the Trust. The following discussion provides information on the risks specifically associated with the Allocation Funds investing in the underlying funds.

As permitted by applicable law, the Allocation Funds invest in a number of other funds and may reallocate or rebalance assets among the underlying funds.

From time to time, one or more of the underlying funds may experience relatively large redemptions or investments due to reallocations or rebalancings of the assets of an Allocation Fund (“Rebalancings”), as effected by its Advisor or subadvisors, John Hancock Asset Management and John Hancock Asset Management a division of Manulife Asset Management (North America)

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Limited (“John Hancock Asset Management (North America)”). Shareholders should note that Rebalancings may adversely affect the underlying funds. The underlying funds subject to redemptions by an Allocation Fund may find it necessary to sell securities, and the underlying funds that receive additional cash from an Allocation Fund will find it necessary to invest the cash. The impact of Rebalancings is likely to be greater when an Allocation Fund owns, redeems, or invests in, a substantial portion of an underlying fund. Rebalancings could adversely affect the performance of one or more underlying funds and, therefore, the performance of the Allocation Fund.

Possible adverse effects of Rebalancings on the underlying funds include:

1. The underlying funds could be required to sell securities or to invest cash, at times when they may not otherwise desire to do so.

2. Rebalancings may increase brokerage and/or other transaction costs of the underlying funds.

3. When an Allocation Fund owns a substantial portion of an underlying fund, a large redemption by the Allocation Fund could cause that underlying fund’s expenses to increase and could result in its portfolio becoming too small to be economically viable.

Both the Allocation Funds and the underlying funds are managed by the Advisor. John Hancock Asset Management and John Hancock Asset Management (North America), each of which is an affiliate of the Advisor (collectively, the “John Hancock Subadvisors”), are the subadvisors to certain of the Allocation Funds, except for Franklin Templeton Founding Allocation Trust, and to certain of the underlying funds. Shareholders should note that the Advisor has the responsibility to oversee and monitor both the Allocation Funds and the underlying funds, and the John Hancock Subadvisors have the responsibility to subadvise both the applicable Allocation Funds and certain of the underlying funds. The Advisor and the John Hancock Subadvisors will monitor the impact of Rebalancings on the underlying funds and attempt to minimize any adverse effect of the Rebalancings on the underlying funds, consistent with pursuing the investment objective of each Allocation Fund. However, there is no guarantee that the Advisor or the John Hancock Subadvisors will be successful in doing so.

Shareholders should also note that the Advisor and the John Hancock Subadvisors may have an incentive to employ Allocation Fund assets to advance MFC’s interests or the interests of an underlying fund. For example, the Advisor and the John Hancock Subadvisors may have an incentive to select underlying funds that are more profitable to MFC. The Advisor, the John Hancock Subadvisors, or their affiliates may determine that the allocation of additional assets to a particular underlying fund may be beneficial to the underlying fund to offset redemptions, to increase the underlying fund’s total assets, or for other reasons. The investment of Allocation Fund assets in a recently-created underlying fund may provide seed capital to the underlying fund that might otherwise be provided by an MFC affiliate.

In addition, MFC and its John Hancock insurance company subsidiaries may benefit from investment decisions made by the Advisor and the John Hancock Asset Subadvisors, including allocation decisions with respect to Allocation Funds assets. For example, the Advisor and the John Hancock Subadvisors, by selecting more conservative investments or investments that lend themselves to hedging strategies, or by making more conservative allocations of Allocation Funds assets by increasing the percentage allocation to underlying funds which invest primarily in fixed-income securities or otherwise, may reduce the regulatory capital requirements which the John Hancock insurance company subsidiaries of MFC must satisfy to support guarantees under variable annuity and insurance contracts which they issue, or aid the John Hancock insurance company subsidiaries with hedging their investment exposure under their variable annuity and insurance contracts.

A particular group of Allocation Funds, the Lifestyle PS Series, are offered only in connection with specific guaranteed benefits under variable annuity contracts (the “Contracts”) issued by John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York (collectively, the “John Hancock Issuers”). The Contracts provide that the John Hancock Issuers can automatically transfer contract value between the Lifestyles PS Series and the Bond PS Series, another JHVIT fund, through a non-discretionary, systematic mathematical process. The purpose of these transfers is to attempt to protect contract value from declines due to market volatility. The timing and amount of any transfer of contract value under the John Hancock Issuers’ process will depend on several factors including market movements. In general, the higher the equity component of a Lifestyle PS Series, the more likely that contract value will be reallocated from the Lifestyle PS Series to the Bond PS Series when equity markets fall. These asset flows may negatively affect the performance of an underlying fund in which the Lifestyle PS Series invests by increasing the underlying fund’s transaction costs and causing it to purchase or sell securities when it would not normally do so. It could be particularly disadvantageous for the underlying fund if it experiences outflows and needs to sell securities at a time of volatility in the markets, when values could be falling. As a result of these reallocations between the Lifestyle PS Series and the Bond PS Series, there may be active trading in the Lifestyle PS Series and the Bond PS Series. However, it is not anticipated that there will be active trading by the Lifestyle PS Series in other JHVIT funds except in extreme market situations.

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Stripped Securities

Stripped securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Mortgage-Backed and Asset-Backed Securities

Mortgage-Backed Securities. Mortgage-backed securities represent participating interests in pools of residential mortgage loans which are guaranteed by the U.S. Government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by a fund and not the purchase of shares of a fund.

Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities which provide for the periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or on specified dates. Mortgage-backed securities provide periodic payments, which are, in effect, a “pass-through” of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates raise or fall.

When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on a fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the fund as the fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgaged-backed securities do not increase as much as other fixed-income securities when interest rates fall.

When interest rates rise, homeowners are less likely to prepay their mortgages loans. A decreased rate of prepayments lengthen the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise.

The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. Principal prepayments may result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a fund to differ from the yield calculated on the basis of the average life of the pool. In addition, if a fund purchases mortgage-backed securities at a premium, the premium may be lost in the event of early prepayment which may result in a loss to a fund.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments are likely to decline. Monthly interest payments received by a fund have a compounding effect that will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through type of securities may not increase as much due to their prepayment feature.

Collateralized Mortgage Obligations (“CMOs”). A fund may invest in mortgage-backed securities called CMOs. CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, a fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity

Asset-Backed Securities. Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.

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TBA Mortgage Contracts. A fund may invest in TBA mortgage contracts. Similar to when-issued or delayed-delivery securities, a TBA mortgage contract is a security that is purchased or sold for a fixed price with the underlying securities to be announced at a future date. The seller does not specify the particular securities to be delivered, however. Instead, the buyer agrees to accept any securities that meet the specified terms. For example, in a TBA mortgage contract transaction, a buyer and seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying security until it issues the security. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities. TBA mortgage contracts involve a risk of loss if the value of the underlying security to be purchased declines prior to delivery date. The yield obtained for such securities may be higher or lower than yields available in the market on delivery date.

Stripped Mortgage Securities. A fund may invest in stripped mortgage securities, i.e., securities representing the principal portion of a mortgage security (“principal only” or “PO” securities) and those representing the mortgage security’s stream of interest payments (“interest-only” or “IO” securities). Stripped mortgage securities are subject to the same risks as other mortgage-backed securities, i.e., different combinations of prepayment, extension, interest rate and/or other market risks. In particular, the yield to maturity on an IO security is extremely sensitive to changes in prevailing interest rates and the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the fund may fail to fully recoup its initial investment in these securities even if the securities are rated highly.

Inverse Interest-Only Securities. A fund may invest in inverse interest-only securities, i.e., interest-only securities whose coupons (stated interest rates) fluctuate inversely with specified interest rate indices. For example, the coupon on an inverse interest-only security might equal 10% minus one month LIBOR. As interest rates rise, the security’s coupon decreases and when interest rates fall, the security’s coupon increases. Such securities also may be structured so that small changes in interest rates lead to larger changes in the coupon. Issuers of mortgage backed securities holding fixed rate mortgage collateral sometimes issue offsetting interest-only securities and inverse interest-only securities. Thus, the fixed return on the collateral can be split into offsetting floating and inverse floating coupons. Inverse interest-only securities that are mortgage-backed securities are subject to the same risks as other mortgage backed-securities. In addition, the coupon on an inverse interest-only security can be extremely sensitive to changes in prevailing interest rates.

Securities Linked to the Real Estate Market

Investing in securities of companies in the real estate industry subjects a fund to the risks associated with the direct ownership of real estate. These risks include:

–	declines in the value of real estate;

–	risks related to general and local economic conditions;

–	possible lack of availability of mortgage funds;

–	overbuilding;

–	extended vacancies of properties;

–	increased competition;

–	increases in property taxes and operating expenses;

–	change in zoning laws;

–	losses due to costs resulting from the clean-up of environmental problems;

–	liability to third parties for damages resulting from environmental problems;

–	casualty or condemnation losses;

–	limitations on rents;

–	changes in neighborhood values and the appeal of properties to tenants; and

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–	changes in interest rates.

Therefore, for a fund investing a substantial amount of its assets in securities of companies in the real estate industry, the value of a fund’s shares may change at different rates compared to the value of shares of a fund with investments in a mix of different industries.

Securities of companies in the real estate industry include real estate investment trusts (“REITs”), including equity REITs and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidations. In addition, equity and mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors also may adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. See “Small and Medium Size Companies” for a discussion of the risks associated with investments in these companies.

Industry or Sector Investing

When a fund invests a substantial portion of its assets in a particular industry or sector of the economy, the fund’s investments are not as diversified as the investments of most mutual funds and are far less diversified than the broad securities markets. This means that concentrated funds tend to be more volatile than other mutual funds, and the values of their investments tend to go up and down more rapidly. In addition, by investing in a particular industry or sector, the fund is particularly susceptible to the impact of market, economic, regulatory and others factors affecting that industry or sector.

Internet-Related Investments. The value of companies engaged in Internet-related activities, which is a developing industry, is particularly vulnerable to: (a) rapidly changing technology; (b) extensive government regulation; and (c) relatively high risk of obsolescence caused by scientific and technological advances. In addition, companies engaged in Internet-related activities are difficult to value and many have high share prices relative to their earnings, which they may not be able to maintain over the long-term. Moreover, many Internet companies are not yet profitable and will need additional financing to continue their operations. There is no guarantee that such financing will be available when needed. Since many Internet companies are start-up companies, the risks associated with investing in small companies are heightened for these companies. Any fund that invests a significant portion of its assets in Internet-related companies should be considered extremely risky even as compared to other funds that invest primarily in small company securities.

Financial Services Industry. A fund investing principally in securities of companies in the financial services industry is particularly vulnerable to events affecting that industry. Companies in the financial services industry include commercial and industrial banks, savings and loan associations and their holding companies, consumer and industrial finance companies, diversified financial services companies, investment banking, securities brokerage and investment advisory companies, leasing companies and insurance companies. These companies are all subject to extensive regulation, rapid business changes and volatile performance dependent upon the availability and cost of capital, prevailing interest rates and significant competition. General economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this industry. Investment banking, securities brokerage and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities.

Banking. Commercial banks (including “money center” regional and community banks), savings and loan associations and holding companies of the foregoing are especially subject to adverse effects of volatile interest rates, concentrations of loans in particular industries (such as real estate or energy) and significant competition. The profitability of these businesses is to a significant degree dependent upon the availability and cost of capital funds. Economic conditions in the real estate market may have a particularly strong effect on certain banks and savings associations. Commercial banks and savings associations are subject to extensive federal and, in many instances, state regulation. Neither such extensive regulation nor the federal insurance of deposits ensures the solvency or profitability of companies in this industry, and there is no assurance against losses in securities issued by such companies.

Insurance. Insurance companies are particularly subject to government regulation and rate setting, potential anti-trust and tax law changes, and industry-wide pricing and competition cycles. Property and casualty insurance companies also may be affected by weather and other catastrophes. Life and health insurance companies may be affected by mortality and morbidity rates, including the effects of epidemics. Individual insurance companies may be exposed to reserve inadequacies, problems in investment portfolios (for example, due to real estate or “junk” bond holdings) and failures of reinsurance carriers.

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Telecommunications. Companies in the telecommunications sector are subject to the additional risks of rapid obsolescence, lack of standardization or compatibility with existing technologies, an unfavorable regulatory environment, and a dependency on patent and copyright protection. The prices of the securities of companies in the telecommunications sector may fluctuate widely due to both federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of telecommunications companies in their primary markets.

Utilities. Issuers in the utilities sector are subject to many risks, including the following: increases in fuel and other operating costs; restrictions on operations, increased costs and delays as a result of environmental and safety regulations; coping with the impact of energy conservation and other factors reducing the demand for services; technological innovations that may render existing plants, equipment or products obsolete; the potential impact of natural or man-made disasters; difficulty in obtaining adequate returns on invested capital; difficulty in obtaining approval of rate increases; the high cost of obtaining financing, particularly during periods of inflation; increased competition resulting from deregulation, overcapacity, and pricing pressures; and the negative impact of regulation. Because utility companies are faced with the same obstacles, issues and regulatory burdens, their securities may react similarly and more in unison to these or other market conditions.

Health Sciences. Companies in this sector are subject to the additional risks of increased competition within the health care industry, changes in legislation or government regulations, reductions in government funding, product liability or other litigation and the obsolescence of popular products. The prices of the securities of health sciences companies may fluctuate widely due to government regulation and approval of their products and services, which may have a significant effect on their price and availability. In addition, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial and may have a significant impact on a company’s market value or share price.

Natural Resources. A fund’s investments in natural resources companies are especially affected by variations in the commodities markets (which may be due to market events, regulatory developments or other factors that the fund cannot control) and these companies may lack the resources and the broad business lines to weather hard times. Natural resources companies can be significantly affected by events relating to international political developments, energy conservation, the success of exploration projects, commodity prices, and tax and government regulations.

Initial Public Offerings (“IPOs”)

A fund may invest a portion of its assets in shares of IPOs, consistent with its investment objectives and policies. IPOs may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs on a fund’s performance likely will decrease as the fund’s asset size increases, which could reduce the fund’s returns. IPOs may not be consistently available to a fund for investing, particularly as the fund’s asset base grows. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, a fund may hold IPO shares for a very short period of time. This may increase the turnover of a fund and may lead to increased expenses for a fund, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

U.S. Government Securities

A fund may invest in U.S. government securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency or instrumentality, which depends entirely on its own resources to repay the debt. U.S. government securities that are backed by the full faith and credit of the United States include U.S. Treasuries and mortgage-backed securities guaranteed by the GNMA. Securities that are only supported by the credit of the issuing agency or instrumentality include Fannie Mae, FHLBs and Freddie Mac.

High Yield (High Risk) Securities and Securities of Distressed Companies

General. A fund may invest in high yield (high risk) securities, consistent with its investment objectives and policies. High yield securities are those rated below investment grade and comparable unrated securities. These securities offer yields that fluctuate over time but generally are superior to the yields offered by higher rated securities. However, securities rated below investment grade also have greater risks than higher rated securities as described below.

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Investments in securities rated below investment grade that are eligible for purchase by certain funds are described as “speculative” by Moody’s, S&P and Fitch. Investment in lower rated corporate debt securities (“high yield securities” or “junk bonds”) and securities of distressed companies generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Issuers of high yield and distressed company securities may be involved in restructurings or bankruptcy proceedings that may not be successful. Analysis of the creditworthiness of issuers of debt securities that are high yield or debt securities of distressed companies may be more complex than for issuers of higher quality debt securities.

High yield securities and debt securities of distressed companies may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of these securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in prices of high yield securities and debt securities of distressed companies because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of securities defaults, in addition to risking payment of all or a portion of interest and principal, the funds, by investing in such securities, may incur additional expenses to seek recovery of their respective investments. In the case of securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash. The funds seek to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

Interest Rate Risk. To the extent a fund invests primarily in fixed-income securities, the NAV of the fund’s shares can be expected to change as general levels of interest rates fluctuate. However, the market values of securities rated below investment grade (and comparable unrated securities) tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Except to the extent that values are affected independently by other factors (such as developments relating to a specific issuer) when interest rates decline, the value of a fixed-income fund generally rise. Conversely, when interest rates rise, the value of a fixed-income fund will decline.

Liquidity. The secondary markets for high yield corporate and sovereign debt securities are not as liquid as the secondary markets for investment grade securities. The secondary markets for high yield debt securities are concentrated in relatively few market makers and participants are mostly institutional investors. In addition, the trading volume for high yield debt securities is generally lower than for investment grade securities. Furthermore, the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer.

These factors may have an adverse effect on the ability of funds investing in high yield securities to dispose of particular portfolio investments. These factors also may limit funds that invest in high yield securities from obtaining accurate market quotations to value securities and calculate NAV. If a fund investing in high yield debt securities is not able to obtain precise or accurate market quotations for a particular security, it will be more difficult for the subadvisor to value its investments.

Less liquid secondary markets also may affect a fund’s ability to sell securities at their fair value. A fund may invest up to 15% (5% in the case of each Money Market Trust) of its net assets, measured at the time of investment, in illiquid securities. These securities may be more difficult to value and to sell at fair value. If the secondary markets for high yield debt securities are affected by adverse economic conditions, the proportion of a fund’s assets invested in illiquid securities may increase.

Non-Investment Grade Corporate Debt Securities. While the market values of securities rated below investment grade (and comparable unrated securities) tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of non-investment grade corporate debt securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities.

In addition, these securities generally present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

Non-Investment Grade Foreign Sovereign Debt Securities. Investing in non-investment grade foreign sovereign debt securities will expose funds to the consequences of political, social or economic changes in the developing and emerging market countries that issue the securities. The ability and willingness of sovereign obligors in these countries to pay principal and interest on such debt when due

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may depend on general economic and political conditions within the relevant country. Developing and emerging market countries have historically experienced (and may continue to experience) high inflation and interest rates, exchange rate trade difficulties, extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability.

The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by:

–	the obligor’s balance of payments, including export performance;

–	the obligor’s access to international credits and investments;

–	fluctuations in interest rates; and

–	the extent of the obligor’s foreign reserves.

Obligor’s Balance of Payments. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.

Obligor’s Access to International Credits and Investments. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multilateral organizations, and inflows of foreign investment. The commitment on the part of these entities to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure in any of these efforts may result in the cancellation of these third parties’ lending commitments, thereby further impairing the obligor’s ability or willingness to service its debts on time.

Obligor’s Fluctuation in Interest Rates. The cost of servicing external debt is generally adversely affected by rising international interest rates since many external debt obligations bear interest at rates which are adjusted based upon international interest rates.

Obligor’s Foreign Reserves. The ability to service external debt will also depend on the level of the relevant government’s international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

The Consequences of a Default. As a result of the previously listed factors, a governmental obligor may default on its obligations. If a default occurs, a fund holding foreign sovereign debt securities may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of the foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Sovereign obligors in developing and emerging countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations. This difficulty has led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things:

–	reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds; and

–	obtaining new credit to finance interest payments.

Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which a fund may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect a fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Securities in the Lowest Rating Categories. Certain debt securities in which a fund may invest may have (or be considered comparable to securities having) the lowest ratings for non-subordinated debt instruments assigned by Moody’s, S&P or Fitch. These

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securities are rated Caa or lower by Moody’s or CCC or lower by S&P or Fitch. These securities are considered to have the following characteristics:

–	extremely poor prospects of ever attaining any real investment standing;

–	current identifiable vulnerability to default;

–	unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions;

–	are speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations; and/or

–	are default or not current in the payment of interest or principal.

Accordingly, it is possible that these types of characteristics could, in certain instances, reduce the value of securities held by a fund with a commensurate effect on the value of the fund’s shares.

Special Considerations Relating to California Tax-Exempt Securities

The State of California, as the rest of the nation, has been slowly emerging from an economic recession that began at the end of 2007, marked in California by high unemployment, a steep contraction in housing construction and home values, a drop in state-wide assessed valuation of property for the first time on record, a year-over-year decline in personal income in the State for the first time in 60 years, and a sharp drop in taxable sales. The State is recovering more slowly than expected and continues to face significant financial challenges.

California’s chronic budget problems have been driven in part by large fluctuations in its tax revenue and fixed spending obligations. During recessionary periods, dramatic cuts to programs and/or tax increases sometimes have been required. To address budget gaps, spending has been cut, State programs have been realigned to local governments, and short-term budgetary solutions have been implemented. Budget gaps are expected, however, to continue to challenge State fiscal leaders in future years. Continued risks to the State’s long-term stability include pension liabilities, debt and increasing annual obligations, and potential cost increases associated with the federal deficit.

California’s fiscal situation heightens the risk of investing in bonds issued by the State and its political subdivisions, agencies, instrumentalities and authorities, including the risk of default, and also heightens the risk that the prices of California municipal securities, and the fund’s net asset value, will experience greater volatility.  As of April 2012, California general obligation bonds were rated A1 by Moody’s and A- by S&P and Fitch. These ratings are among the lowest of any of the 50 states. There can be no assurance that such ratings will be maintained in the future. The State’s credit rating, and any future revisions or withdrawal of a credit rating, could have a negative effect on the market price of the State’s general obligation bonds, as well as notes and bonds issued by California’s public authorities and local governments. Lower credit ratings make it more expensive for the State to raise revenue, and in some cases, could prevent the State from issuing general obligation bonds in the quantity otherwise desired. Further, downgrades can negatively impact the marketability and price of securities in the fund’s portfolio.

This is a summary of certain factors affecting the State’s current financial situation and is not an exhaustive description of all the conditions to which the issuers of the State’s tax-exempt obligations are subject.  The national economy, legislative, legal and regulatory, social and environmental policies and conditions not within the control of the issuers of such bonds could also have an adverse effect on the financial condition of the State and its various political subdivisions and agencies.  While the fund’s subadvisor attempts to mitigate risk by selecting a wide variety of municipal securities, it is not possible to predict whether or to what extent the current economic and political issues or any other factors may affect the ability of California municipal issuers in to pay interest or principal on their bonds or the ability of such bonds to maintain market value or liquidity.  We are also unable to predict what impact these factors may have on the fund’s share price or distributions.

Natural Disasters and Adverse Weather Conditions

Certain areas of the world historically have been prone to major natural disasters, such as earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, and have been economically sensitive to environmental events. Such disasters, and the resulting damage, could have a severe and negative impact on a fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the fund invests to conduct their businesses in the manner currently conducted. In addition,

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adverse weather conditions may have a significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

HEDGING AND OTHER STRATEGIC TRANSACTIONS

Hedging refers to protecting against possible changes in the market value of securities a fund already owns or plans to buy or protecting unrealized gains in the fund. These strategies also may be used to gain exposure to a particular market. The hedging and other strategic transactions which may be used by a fund, consistent with its investment objectives and policies, are described below:

–	exchange-listed and OTC put and call options on securities, financial futures contracts, currencies, fixed-income indices and other financial instruments;

–	financial futures contracts (including stock index futures);

–	interest rate transactions*;

–	currency transactions**;

–	swaps or credit derivatives (including interest rate, index, equity, credit default, total return and currency swaps, index credit derivatives and credit options); and

–	structured notes, including hybrid or “index” securities.

*	A fund’s interest rate transactions may take the form of swaps, caps, floors and collars.

**	A fund’s currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Hedging and other strategic transactions may be used for the following purposes:

–	to attempt to protect against possible changes in the market value of securities held or to be purchased by a fund resulting from securities markets or currency exchange rate fluctuations;

–	to protect a fund’s unrealized gains in the value of its securities;

–	to facilitate the sale of a fund’s securities for investment purposes;

–	to manage the effective maturity or duration of a fund’s securities;

–	to establish a position in the derivatives markets as a method of gaining exposure to a particular market; or
–	to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

Because of uncertainties under federal tax laws as to whether income from commodity-linked derivative instruments and certain other instruments would constitute “qualifying income” to a regulated investment company, a fund is not permitted to invest in such instruments unless its subadvisor obtains prior written approval from the Advisor’s Complex Securities Committee. See “Additional Information Concerning Taxes” in the SAI.

General Characteristics of Options

Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Many hedging and other strategic transactions involving options require segregation of portfolio assets in special accounts, as described under “Use of Segregated and Other Special Accounts.”

Put Options. A put option gives the purchaser of the option, upon payment of a premium, the right to sell (and the writer the obligation to buy) the underlying security, commodity, index, currency or other instrument at the exercise price. A fund’s purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a

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similar instrument) against a substantial decline in the market value of such instrument by giving a fund the right to sell the instrument at the option exercise price.

If and to the extent authorized to do so, a fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. A fund will not sell put options if, as a result, more than 50% of the fund’s assets would be required to be segregated to cover its potential obligations under put options other than those with respect to futures contracts.

Risk of Selling Put Options. In selling put options, a fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

Call Options. A call option, upon payment of a premium, gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A fund’s purchase of a call option on an underlying instrument might be intended to protect a fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An “American” style put or call option may be exercised at any time during the option period, whereas a “European” style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. If and to the extent authorized to do so, a fund may purchase and sell call options on securities (whether or not it holds the securities).

Partial Hedge or Income to the Fund. If a fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by a fund or will increase a fund’s income. Similarly, the sale of put options can also provide fund gains.

Covering of Options. All call options sold by a fund must be “covered” (that is, the fund must own the securities or futures contract subject to the call or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding).

Risk of Selling Call Options. Even though a fund will receive the option premium to help protect it against loss, a call option sold by a fund will expose the fund during the term of the option to possible loss of the opportunity to sell the underlying security or instrument with a gain.

Exchange-Listed Options. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options and Eurodollar instruments (which are described below under “Eurodollar Instruments”) are cash settled for the net amount, if any, by which the option is “in-the-money” at the time the option is exercised. “In-the-money” means the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A fund’s ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are:

–	insufficient trading interest in certain options;

–	restrictions on transactions imposed by an exchange;

–	trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits;

–	interruption of the normal operations of the OCC or an exchange;

–	inadequacy of the facilities of an exchange or the OCC to handle current trading volume; and/or

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–	a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

OTC Options. OTC options are purchased from or sold to counterparties such as securities dealers, financial institutions through direct bilateral agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any fund authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the subadvisor must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty’s credit to determine the likelihood that the terms of the OTC option will be met. A fund will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York Mellon as “primary dealers,” or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the subadvisor. In the absence of a change in the current position of the SEC staff, OTC options purchased by a fund and the amount of the fund’s obligation pursuant to an OTC option sold by the fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

Types of Options That May Be Purchased. A fund may purchase and sell call options on securities indices, currencies, and futures contracts, as well as and on Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets.

A fund reserves the right to invest in options on instruments and indices that may be developed in the future to the extent consistent with applicable law, the investment objective and the restrictions set forth herein.

General Characteristics of Futures Contracts and Options on Futures Contracts

A fund may trade financial futures contracts (including stock index futures contracts which are described below) or purchase or sell put and call options on those contracts for the following purposes:

–	as a hedge against anticipated interest rate, currency or market changes;

–	for duration management;

–	for risk management purposes; and

–	to gain exposure to a securities market.

Futures contracts are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position.

With respect to futures contracts that are not legally required to “cash settle,” a fund may cover the open position by setting aside or earmarking liquid assets in an amount equal to the market value of the futures contract. With respect to futures that are required to “cash settle”, such as Eurodollar, UK 90-day and Euribor futures; however, a fund is permitted to set aside or earmark liquid assets in an amount equal to the fund’s daily marked to market (net) obligation, if any, (in other words, the fund’s daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled futures contracts, a fund will have the ability to employ such futures contracts to a greater extent than if the fund were required to segregate assets equal to the full market value of the futures contract.

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Margin. Maintaining a futures contract or selling an option on a futures contract will typically require a fund to deposit with a financial intermediary or in a segregated account at the fund’s custodian, as security for its obligations, an amount of cash or other specified assets (“initial margin”) that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (“variation margin”) may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of a fund. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position.

Settlement. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

Value of Futures Contracts Sold by a Fund. The value of all futures contracts sold by a fund (adjusted for the historical volatility relationship between such fund and the contracts) will not exceed the total market value of the fund’s securities.

Stock Index Futures

Definition. A stock index futures contract (an “Index Future”) is a contract to buy a certain number of units of the relevant index at a specified future date at a price agreed upon when the contract is made. A unit is the value at a given time of the relevant index.

Uses of Index Futures. Below are some examples of how Index Futures may be used:

–	In connection with a fund’s investment in individual stocks, a fund may invest in Index Futures while the subadvisor seeks favorable terms from brokers to effect transactions in individual stocks selected for purchase.

–	A fund also may invest in Index Futures when a subadvisor believes that there are not enough attractive individual stocks available to maintain the standards of diversity and liquidity set for the fund’s pending investment in such stocks when they do become available.

–	Through the use of Index Futures, a fund may maintain a pool of assets with diversified risk without incurring the substantial brokerage costs that may be associated with investment in multiple issuers. This may permit a fund to avoid potential market and liquidity problems (e.g., driving up or forcing down the price by quickly purchasing or selling shares of a portfolio security), which may result from increases or decreases in positions already held by a fund.

–	A fund also may invest in Index Futures in order to hedge its equity positions.

Use Will Be Consistent with Applicable Regulatory Requirements. A fund’s use of financial futures contracts, options on futures contracts, and swaps will in all cases be consistent with applicable regulatory requirements and in particular with the rules and regulations of the CFTC. Hedging and other strategic transactions involving futures contracts, options on futures contracts, and swaps will be purchased, sold or entered into primarily for bona fide hedging, risk management (including duration management) or appropriate fund management purposes, including gaining exposure to a particular securities market.

As of the date of this SAI, the Trust has claimed an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the CEA, and none of the funds is presently a “commodity pool” the operator of which is registered with the CFTC. In 2012, however, the CFTC adopted certain rules and rule amendments that significantly affect the exclusion from the definition of CPO available to the Trust and/or the Advisor, and also expanded the universe of instruments subject to CFTC oversight to include swaps.

As of the date of this SAI, the compliance implications of the rule amendments are not yet fully evident and their scope of application is still uncertain. Accordingly, there is no certainty that the Trust, a Fund, the Advisor, or other parties will be able to continue to rely on these exclusions and exemptions in the future, and one or more of them may determine to register as a CPO and operate subject to CFTC regulation with respect to one or more funds. Additional CFTC regulation (or a choice to no longer use strategies that would trigger additional regulation) may cause a fund to change its investment strategies or to incur additional expenses.

Options on Securities Indices and Other Financial Indices

A fund may purchase and sell call and put options on securities indices and other financial indices (“Options on Financial Indices”). In so doing, a fund can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments.

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Description of Options on Financial Indices. Options on Financial Indices are similar to options on a security or other instrument, except that, rather than settling by physical delivery of the underlying instrument, Options on Financial Indices settle by cash settlement. Cash settlement means that the holder has the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call (or is less than, in the case of a put) the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case for options on securities. In the case of an OTC option, physical delivery may be used instead of cash settlement. By purchasing or selling Options on Financial Indices, a fund may achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments.

Yield Curve Options

A fund also may enter into options on the “spread,” or yield differential, between two fixed-income securities, in transactions referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

Yield curve options may be used for the same purposes as other options on securities. Specifically, a fund may purchase or write such options for hedging purposes. For example, a fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. A fund also may purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the subadvisor, the fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by a fund will be “covered.” A call (or put) option is covered if a fund holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the fund’s net liability under the two options. Therefore, a fund’s liability for such a covered option is generally limited to the difference between the amounts of the fund’s liability under the option written by the fund less the value of the option held by it. Yield curve options also may be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter.

Currency Transactions

A fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include:

–	forward currency contracts;

–	exchange-listed currency futures contracts and options thereon;

–	exchange-listed and OTC options on currencies; and

–	currency swaps.

A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described under “Swap Agreements and Options on Swap Agreements.” A fund may enter into currency transactions only with counterparties that are deemed creditworthy by the subadvisor.

A fund’s dealings in forward currency contracts and other currency transactions, such as futures contracts, options, options on futures contracts and swaps, will be limited to hedging and similar purposes, including transaction hedging, position hedging, cross hedging and proxy hedging. A fund also may use foreign currency options and foreign currency forward contracts to facilitate the settlement of equity trades to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuation from one country to another.

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A fund also may engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between a fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction’s notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed.

When a fund enters into a non-deliverable forward transaction, the fund will segregate liquid assets in an amount not less than the value of the fund’s net exposure to such non-deliverable forward transactions. If the additional segregated assets decline in value or the amount of the fund’s commitment increases because of changes in currency rates, additional cash or securities will be segregated on a daily basis so that the value of the account will equal the amount of the fund’s commitments under the non-deliverable forward agreement.

Since a fund generally may only close out a non-deliverable forward with the particular counterparty, there is a risk that the counterparty will default on its obligation to pay under the agreement. If the counterparty defaults, the fund will have contractual remedies pursuant to the agreement related to the transaction, but there is no assurance that contract counterparties will be able to meet their obligations pursuant to such agreements or that, in the event of a default, the fund will succeed in pursuing contractual remedies. The fund thus assumes the risk that it may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions.

In addition, where the currency exchange rates that are the subject of a given non-deliverable forward transaction do not move in the direction or to the extent anticipated, a fund could sustain losses on the non-deliverable forward transaction. A fund’s investment in a particular non-deliverable forward transaction will be affected favorably or unfavorably by factors that affect the subject currencies, including economic, political and legal developments that impact the applicable countries, as well as exchange control regulations of the applicable countries. These risks are heightened when a non-deliverable forward transaction involves currencies of emerging market countries because such currencies can be volatile and there is a greater risk that such currencies will be devalued against the U.S. dollar or other currencies.

Transaction Hedging. Transaction hedging involves entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of the fund’s securities or the receipt of income from them.

Position Hedging. Position hedging involves entering into a currency transaction with respect to fund securities positions denominated or generally quoted in that currency.

Cross Hedging. A fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the fund has or in which the fund expects to have exposure.

Proxy Hedging. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a fund also may engage in proxy hedging. Proxy hedging is often used when the currency to which a fund’s holdings are exposed is generally difficult to hedge or specifically difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of a fund’s securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the fund’s securities denominated in linked currencies.

Risk of Currency Transactions. Currency transactions are subject to risks different from other fund transactions, as discussed below under “Risk Factors.” If a fund enters into a currency hedging transaction, the fund will comply with the asset segregation requirements described below under “Use of Segregated and Other Special Accounts.”

Combined Transactions

A fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions. A combined transaction will usually contain elements of risk that are present in each of its

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component transactions. Although a fund will normally enter into combined transactions to reduce risk or otherwise more effectively achieve the desired fund management goal, it is possible that the combination will instead increase the risks or hinder achievement of the fund’s objective.

Swap Agreements or Credit Derivatives and Options on Swap Agreements

Among the hedging and other strategic transactions into which a fund may be authorized to enter are swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit, credit default and event-linked swaps, as well as other credit, equity and commodity derivatives. To the extent a fund may invest in foreign currency-denominated securities, it also may invest in currency exchange rate swap agreements. A fund also may enter into options on swap agreements (“Swap Options”).

A fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible, among others.

OTC swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index). A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with its investment objective and general investment policies, a fund may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, a fund may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the LIBOR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a fund may be required to pay a higher fee at each swap reset date.

Swap Options or Swaptions. A fund also may enter into Swap Options or Swaptions. A Swap Option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A fund also may write (sell) and purchase put and call Swap Options.

Depending on the terms of the particular agreement, a fund generally will incur a greater degree of risk when it writes a Swap Option than it will incur when it purchases a Swap Option. When a fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the fund writes a Swap Option, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement. Most other types of swap agreements entered into by a fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or “earmarking” of liquid assets, to avoid any potential leveraging of a fund’s investments. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a fund’s investment restriction concerning senior securities. No fund will enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the fund’s total assets.

Credit Default Swap Agreements. A fund also may be authorized to enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by a fund. The protection “buyer” in a

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credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A fund may be either the buyer or seller in the transaction. If a fund is a buyer and no credit event occurs, the fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a fund would effectively add leverage to the fund because, in addition to its total net assets, the fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the fund). In connection with credit default swaps in which a fund is the buyer, the fund will segregate or “earmark” cash or liquid assets, or enter into certain offsetting positions, with a value at least equal to the fund’s exposure (any accrued but unpaid net amounts owed by the fund to any counterparty), on a mark-to-market basis. In connection with credit default swaps in which a fund is the seller, the fund will segregate or “earmark” cash or liquid assets, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the fund). Such segregation or “earmarking” will ensure that the fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the fund’s investments. Such segregation or “earmarking” will not limit the fund’s exposure to loss.

Total Return Swaps. A fund may enter into total return swaps. In a total return swap, the buyer receives a periodic return equal to the total economic return of a specified security, securities or index, for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short term interest rates, possibly plus or minus an agreed-upon spread.

Index Credit Derivatives. A fund may enter into index credit derivative transactions. Index credit derivatives are credit default swaps or total return swaps that reference multiple reference entities or obligations.

Credit Options. A fund may enter into credit option transactions. Credit options are options whereby the purchaser has the right, but not the obligation, to enter into a transaction involving either an asset with inherent credit risk or a credit derivative, at terms specified at the initiation of the option.

Dividend Swaps. A fund may enter into dividend swaps. A dividend swap agreement is a financial instrument where two parties contract to exchange a set of future cash flows at set dates in the future. One party agrees to pay the other the future dividend flow on a stock or basket of stocks in an index, in return for which the other party gives the first call options. Dividend swaps generally are traded OTC rather than on an exchange.

Inflation Swaps. A fund may enter into inflation swaps. An inflation swap agreement is a contract in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index (“CPI”) with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect a fund’s NAV against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

Interest Rate Swaps. A fund may enter into interest rate swaps. An interest rate swap agreement involves the exchange of cash flows based on interest rate specifications and a specified principal amount, often a fixed payment for a floating payment that is linked to an interest rate. An interest rate lock specifies a future interest rate to be paid. In an interest rate cap, one party receives payments at the end of each period in which a specified interest rate on a specified principal amount exceeds an agreed-upon rate; conversely, in an interest rate floor, one party may receive payments if a specified interest rate on a specified principal amount falls below an agreed-upon rate. Caps and floors have an effect similar to buying or writing options. Interest rate collars involve selling a cap and purchasing a floor, or vice versa, to protect a fund against interest rate movements exceeding given minimum or maximum levels.

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Total Return Swaps. A total return swap agreement is a contract whereby one party agrees to make a series of payments to another party based on the change in the market value of the assets underlying such contract (which can include a security, commodity, index or baskets thereof) during the specified period. In exchange, the other party to the contract agrees to make a series of payments calculated by reference to an interest rate and/or some other agreed-upon amount (including the change in market value of other underlying assets). A fund may use total return swaps to gain exposure to an asset without owning it or taking physical custody of it. For example, by investing in total return commodity swaps, a fund will receive the price appreciation of a commodity, commodity index or portion thereof in exchange for payment of an agreed-upon fee.

Variance Swaps. Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

General Information Regarding Swaps. Whether a fund’s use of swap agreements or Swap Options will be successful in furthering its investment objective of total return will depend on the subadviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on a fund by the Code may limit its ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, a swap transaction may be subject to a fund’s limitation on investments in illiquid securities.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund’s interest. A fund bears the risk that the subadvisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for it. If a subadvisor attempts to use a swap as a hedge against, or as a substitute for, the fund investment, the fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the fund investment. This could cause substantial losses for a fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.

Many swaps are complex and often valued subjectively.

The swaps market was largely unregulated prior to the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). The Dodd Frank Act and related regulatory developments have imposed several new requirements on swap market participants, including new registration and business conduct requirements on dealers that enter into swaps with certain clients, and the imposition of central clearing of certain swaps, Swap Options, and certain foreign exchange instruments including non-deliverable foreign exchange forwards. As of the date of this SAI, central clearing is required only for certain market participants trading certain instruments, although central clearing for additional instruments is expected to be implemented by the CFTC until the majority of the swaps market is ultimately subject to central clearing. In addition, uncleared OTC swaps will be subject to regulatory collateral requirements that could adversely affect a fund’s ability to enter into swaps in the OTC market. These developments could cause a fund to terminate new or existing swap agreements or to realize amounts to be received under such instruments at an inopportune time. These additional CFTC regulations (or a choice to no longer use strategies that trigger additional regulation) may cause a fund to change its investment strategies or to incur additional expenses.

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Eurodollar Instruments

A fund may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the LIBOR. In addition, foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

Warrants and Rights

As described under “Other Investments–Warrants,” a fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise and prior to the expiration date, a security of the issuer at a stated price. Funds typically use warrants and rights in a manner similar to their use of options on securities, as described in “General Characteristics of Options” above and elsewhere in this SAI. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit a fund’s ability to exercise the warrants or rights at such time, or in such quantities, as a fund would otherwise wish.

Non-Standard Warrants and Participatory Notes. From time to time, a fund may use non-standard warrants, including low exercise price warrants or low exercise price options (“LEPOs”), and participatory notes (“P-Notes”) to gain exposure to issuers in certain countries. LEPOs are different from standard warrants in that they do not give their holders the right to receive a security of the issuer upon exercise. Rather, LEPOs pay the holder the difference in price of the underlying security between the date the LEPO was purchased and the date it is sold. P-Notes are a type of equity-linked derivative that generally are traded over-the-counter and constitute general unsecured contractual obligations of the banks, broker-dealers or other financial institutions that issue them. Generally, banks and broker-dealers associated with non-U.S.-based brokerage firms buy securities listed on certain foreign exchanges and then issue P-Notes, which are designed to replicate the performance of certain issuers and markets. The performance results of P-Notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. The return on a P-Note that is linked to a particular underlying security generally is increased to the extent of any dividends paid in connection with the underlying security. However, the holder of a P-Note typically does not receive voting or other rights as it would if it directly owned the underlying security, and P-Notes present similar risks to investing directly in the underlying security. Additionally, LEPOs and P-Notes entail the same risks as other over-the-counter derivatives. These include the risk that the counterparty or issuer of the LEPO or P-Note may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. See “Principal Risks” in the Prospectus and “Risk of Hedging and Other Strategic Transactions” below. Additionally, while LEPOs or P-Notes may be listed on an exchange, there is no guarantee that a liquid market will exist or that the counterparty or issuer of a LEPO or P-Note will be willing to repurchase such instrument when a fund wishes to sell it.

Risks of Hedging and Other Strategic Transactions

Hedging and other strategic transactions have special risks associated with them, including:

–	possible default by the counterparty to the transaction;

–	markets for the securities used in these transactions could be illiquid; and

–	to the extent the subadvisor’s assessment of market movements is incorrect, the risk that the use of the hedging and other strategic transactions could result in losses to the fund.

Losses resulting from the use of hedging and other strategic transactions will reduce a fund’s NAV, and possibly income. Losses can be greater than if hedging and other strategic transactions had not been used.

Options and Futures Transactions. Options transactions are subject to the following additional risks:

–	option transactions could force the sale or purchase of fund securities at inopportune times or for prices higher than current market values (in the case of put options) or lower than current market values (in the case of call options), or could cause a fund to hold a security it might otherwise sell (in the case of a call option); and

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•	calls written on securities that a fund does not own are riskier than calls written on securities owned by a fund because there is no underlying security held by a fund that can act as a partial hedge, and there is also a risk, especially with less liquid securities, that the securities may not be available for purchase; and

–	options markets could become illiquid in some circumstances and certain OTC options could have no markets. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses.

Futures transactions are subject to the following additional risks:

–	The degree of correlation between price movements of futures contracts and price movements in the related securities position of a fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the fund’s position.

–	Futures markets could become illiquid. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses.

Although a fund’s use of futures and options for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, it will tend, at the same time, to limit the potential gain that might result from an increase in value.

Currency Hedging. In addition to the general risks of hedging and other strategic transactions described above, currency hedging transactions have the following risks:

–	Currency hedging can result in losses to a fund if the currency being hedged fluctuates in value to a degree or direction that is not anticipated.

–	Proxy hedging involves determining the correlation between various currencies. If the subadvisor’s determination of this correlation is incorrect, a fund’s losses could be greater than if the proxy hedging were not used.

–	Foreign government exchange controls and restrictions on repatriation of currency can negatively affect currency transactions. These forms of governmental actions can result in losses to a fund if it is unable to deliver or receive currency or monies to settle obligations. Such governmental actions could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

Currency Futures Contracts and Options on Currency Futures Contracts. Currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. In addition, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available.

Risks of Hedging and Other Strategic Transactions Outside the United States

When conducted outside the United States, hedging and other strategic transactions will not only be subject to the risks described above, but could also be adversely affected by:

–	foreign governmental actions affecting foreign securities, currencies or other instruments;

–	less stringent regulation of these transactions in many countries as compared to the United States;

–	the lack of clearing mechanisms and related guarantees in some countries for these transactions;

–	more limited availability of data on which to make trading decisions than in the United States;

–	delays in a fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States;

–	the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and

–	lower trading volume and liquidity.

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Use of Segregated and Other Special Accounts

Use of extensive hedging and other strategic transactions by a fund will require, among other things, that the fund segregate cash, liquid high grade debt obligations or other assets with its custodian, or a designated subcustodian, to the extent the fund’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency.

In general, either the full amount of any obligation by a fund to pay or deliver securities or assets must be covered at all times by: (a) holding the securities, instruments or currency required to be delivered; or (b) subject to any regulatory restrictions, segregating an amount of cash or other liquid assets at least equal to the current amount of the obligation. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. Some examples of cover requirements are set forth below.

Call Options. A call option on securities written by a fund will require the fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or other liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a fund on an index will require the fund to own portfolio securities that correlate with the index or to segregate cash or other liquid assets equal to the excess of the index value over the exercise price on a current basis.

Put Options. A put option on securities written by a fund will require the fund to segregate cash or other liquid assets equal to the exercise price.

OTC Options. OTC options entered into by a fund, including those on securities, currency, financial instruments or indices, and OTC-issued and exchange-listed index options will generally provide for cash settlement, although a fund will not be required to do so. As a result, when a fund sells these instruments it will segregate an amount of cash or other liquid assets equal to its obligations under the options. OTC-issued and exchange-listed options sold by a fund other than those described above generally settle with physical delivery, and the fund will segregate an amount of cash or liquid high grade debt securities equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

Currency Contracts. Except when a fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the fund to buy or sell a foreign currency will generally require the fund to hold an amount of that currency or liquid securities denominated in that currency equal to a fund’s obligations or to segregate cash or other liquid assets equal to the amount of the fund’s obligations.

Futures Contracts and Options on Futures Contracts. In the case of a futures contract or an option on a futures contract, a fund must deposit initial margin and, in some instances, daily variation margin, in addition to segregating assets sufficient to meet its obligations under the contract. These assets may consist of cash, cash equivalents, liquid debt, equity securities or other acceptable assets.

Swaps. A fund will calculate the net amount, if any, of its obligations relating to swaps on a daily basis and will segregate an amount of cash or other liquid assets having an aggregate value at least equal to this net amount.

Caps, Floors and Collars. Caps, floors and collars require segregation of assets with a value equal to a fund’s net obligation, if any.

Hedging and other strategic transactions may be covered by means other than those described above when consistent with applicable regulatory policies. A fund also may enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation. A fund could purchase a put option, for example, if the exercise price of that option is the same or higher than the exercise price of a put option sold by the fund. In addition, if it holds a futures contracts or forward contract, a fund could, instead of segregating assets, purchase a put option on the same futures contract or forward contract with an exercise price as high or higher than the price of the contract held. Other hedging and strategic transactions also may be offset in combinations. If the offsetting transaction terminates on or after the time the primary transaction terminates, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

Other Limitations

No fund will maintain open short positions in futures contracts, call options written on futures contracts, and call options written on securities indices if, in the aggregate, the current market value of the open positions exceeds the current market value of that portion of

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its securities portfolio being hedged by those futures and options, plus or minus the unrealized gain or loss on those open positions. The gain or loss on these open positions will be adjusted for the historical volatility relationship between that portion of the fund and the contracts (e.g., the Beta volatility factor). In the alternative, however, a fund could maintain sufficient liquid assets in a segregated account equal at all times to the current market value of the open short position in futures contracts, call options written on futures contracts and call options written on securities indices, subject to any other applicable investment restrictions.

For purposes of this limitation, to the extent a fund has written call options on specific securities in that portion of its portfolio, the value of those securities will be deducted from the current market value of that portion of the securities portfolio. If this limitation should be exceeded at any time, the fund will take prompt action to close out the appropriate number of open short positions to bring its open futures and options positions within this limitation.

Risk of Potential Government Regulation of Derivatives

It is possible that additional government regulation of various types of derivative instruments, including futures, options on futures, and swap agreements, may limit or prevent a fund from using such instruments as part of its investment strategy, which could negatively impact the fund. While many provisions of the Dodd-Frank Act are yet be implemented through future rulemaking, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon a fund, it is possible that, upon implementation of these measures or any future measures, they could potentially limit or completely restrict the ability of the fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which a fund engages in derivative transactions could also prevent the fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments.

INVESTMENT RESTRICTIONS

There are two classes of investment restrictions to which JHVIT is subject in implementing the investment policies of the funds: (a) fundamental; and (b) non-fundamental. Fundamental restrictions with respect to a fund may only be changed by a vote of a majority of the fund’s outstanding voting securities, which means a vote of the lesser of: (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented; or (ii) more than 50% of the outstanding shares. Non-fundamental restrictions are subject to change by the Trustees of a fund without shareholder approval.

When submitting an investment restriction change to the holders of JHVIT’s outstanding voting securities, the matter shall be deemed to have been effectively acted upon with respect to a particular fund if a majority of the outstanding voting securities (as described above) of the fund vote for the approval of the matter, notwithstanding that the matter has not been approved by: (1) the holders of a majority of the outstanding voting securities of any other fund affected by the matter: or (2) the vote of a majority of the outstanding voting securities of JHVIT.

Restrictions (1) through (8) are fundamental. Restrictions (9) through (11) are non-fundamental.

Fundamental

Unless a fund is specifically excepted by the terms of a restriction:

(1) Each fund (except Financial Services Trust, Health Sciences Trust, Natural Resources Trust, Real Estate Securities Trust, and Utilities Trust) may not concentrate, as that term is used in the 1940 Act, its investments in a particular industry in violation of the requirements of the 1940 Act, as amended, as interpreted or modified by the SEC from time to time.

(2) Each fund (except Financial Services Trust, Global Bond Trust and Real Estate Securities Trust) has elected to be treated a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(3) Each fund may not borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(4) Each fund may not engage in the business of underwriting securities issued by others, except to the extent that a fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

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(5) Each fund may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that each fund reserves freedom of action to hold and to sell real estate acquired as a result of the fund’s ownership of securities.

(6) Each fund may not purchase or sell commodities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(7) Each fund may not make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(8) Each fund may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

For purposes of restriction no. 8, purchasing securities on a when-issued, forward commitment or delayed delivery basis and engaging in hedging and other strategic transactions will not be deemed to constitute the issuance of a senior security.

Non-Fundamental

Unless a fund is specifically excepted by the terms of a restriction, each fund will not:

(9) Knowingly invest more than 15% of the value of its net assets in securities or other investments, including repurchase agreements maturing in more than seven days but excluding master demand notes, that are not readily marketable, except that neither Money Market Trust may invest in excess of 10% of its net assets in such securities or other investments.

(10) Make short sales of securities or maintain a short position, if, when added together, more than 25% of the value of the fund’s net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales, except that it may obtain such short-term credits as may be required to clear transactions. For purposes of this restriction, collateral arrangements with respect to hedging and other strategic transactions will not be deemed to involve the use of margin. Short sales “against-the-box” are not subject to this limitation. The Global Bond, Real Return and Total Return Bond Trusts will engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder.

In addition to the above policies, each Money Market Trust is subject to certain restrictions required by Rule 2a-7 under the 1940 Act. In order to comply with such restrictions, neither Money Market Trust will, among other things, purchase the securities of any issuer if it would cause:

•	more than 5% of its total assets to be invested in the securities of any one issuer (excluding U.S. Government securities and repurchase agreements fully collateralized by U.S. Government securities), except as permitted by Rule 2a-7 for certain securities for a period of up to three business days after purchase,

•	more than 3% of its total assets to be invested in “second tier securities,” as defined by Rule 2a-7, or

•	more than 0.5% of its total assets to be invested in the second tier securities of that issuer.

(11) Pledge, hypothecate, mortgage or transfer (except as provided in restriction (7)) as security for indebtedness any securities held by the fund, except in an amount of not more than 10%* of the value of the fund’s total assets and then only to secure borrowings permitted by restrictions (3) and (10). For purposes of this restriction, collateral arrangements with respect to hedging and other strategic transactions will not be deemed to involve a pledge of assets.

*	33 1/3% in the case of each of each of the following funds:

500 Index Trust B

Active Bond Trust

All Cap Value Trust

Alpha Opportunities Trust

American Global Diversification Trust

Blue Chip Growth Trust

Bond Index Trust A

Bond PS Series

Bond Trust

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Capital Appreciation Value Trust

Core Bond Trust

Core Equity Trust

Core Fundamental Holdings Trust

Core Global Diversification Trust

Core Strategy Trust

Disciplined Diversification Trust

Emerging Growth Trust

Emerging Markets Value Trust

Equity-Income Trust

Financial Services Trust

Franklin Templeton Founding Allocation Trust

Fundamental All Cap Core Trust

Fundamental Holdings Trust

Fundamental Large Cap Value Trust

Fundamental Value Trust

Global Bond Trust

Growth Equity Trust

Health Sciences Trust

Heritage Trust

High Income Trust

Income Trust

Index Allocation Trust

International Core Trust

International Equity Index Trust B

International Small Company Trust

International Value Trust

Large Cap Value Trust

Each Lifestyle Trust

Lifestyle PS Series

Managed Trust

Mid Cap Stock Trust

Mid Cap Value Equity Trust

Mid Cap Value Trust

Mid Value Trust

Money Market Trust B

Mutual Shares Trust

Natural Resources Trust

New Income Trust

Real Estate Equity Trust

Real Return Bond Trust

Science & Technology Trust

Short Term Government Income Trust

Small Cap Opportunities Trust

Small Cap Trust

Small Cap Value Trust

Small Company Growth Trust

Small Company Trust

Small Company Value Trust

Smaller Company Growth Trust

Strategic Income Trust

Total Bond Market Trust B

Total Return Trust

U.S. Equity Trust

Utilities Trust

15% in the case of Growth Trust.

50% in the case of Value Trust.

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Reorganization/Exchange/Corporate Action. Each fund may voluntarily participate in actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as a fund, and the acquisition is determined to be beneficial to fund shareholders (“Voluntary Action”). Notwithstanding any percentage investment limitation listed under this “Investment Restrictions” section or any percentage investment limitation of the 1940 Act or rules thereunder, if a fund has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and the fund will exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, prior to the receipt of the securities or instruments and after announcement of the offering, the fund sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired.

Unless otherwise indicated, all percentage limitations on fund investments (as stated throughout this SAI or in the Prospectuses) that are not (i) specifically included in this “Investment Restrictions” section or (ii) imposed by the 1940 Act, rules thereunder, the Internal Revenue Code of 1986, as amended (the “Code”), or related regulations (the “Elective Investment Restrictions”), will apply only at the time a transaction is entered into unless the transaction is a Voluntary Action. In addition and notwithstanding the foregoing, for purposes of this policy, certain Non-Fundamental Investment Restrictions, as noted above, are also considered Elective Investment Restrictions. The percentage limitations and absolute prohibitions with respect to Elective Investment Restrictions are not applicable to a fund’s acquisition of securities or instruments through a Voluntary Action.

Fund Mergers. Immediately prior to a combination or merger of a fund (the “acquired fund”) into another fund, the acquired fund may in certain situations not comply with its investment policies.

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the investment’s percentage of the value of a fund’s total assets resulting from a change in such values or assets will not constitute a violation of the percentage restriction, except in the case of each Money Market Trust, where the percentage limitation of restriction (9) must be met at all times. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, any change in the subadvisors assessment of the security), or change in the percentage of portfolio assets invested in certain securities or other instruments, or change in the average duration of a fund’s investment, resulting from market fluctuations or other changes in a fund’s total assets will not require a fund to dispose of an investment. In the event that rating services assign different ratings to the same security, the subadvisor will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the higher of the several assigned ratings.

ADDITIONAL INVESTMENT RESTRICTIONS

INVESTMENT RESTRICTIONS THAT MAY BE CHANGED ONLY UPON 60 DAYS’ NOTICE TO SHAREHOLDERS

In order to comply with Rule 35d-1 under the 1940 Act, the following policies of the funds named below are subject to change only upon 60 days’ prior notice to shareholders. Each such policy generally requires the relevant fund to invest at least 80% of its net assets (plus any borrowings for investment purposes) in investments connoted by the fund’s name. Any other policy, other than one designated as a fundamental policy, is not subject to this 60-day notice requirement.

500 Index Trust B

Under normal market conditions, each of these funds invests at least 80% of its net assets (plus any borrowings for investment purposes) in: (a) the common stocks that are included in the S&P 500 Index; and (b) securities (which may or may not be included in the S&P 500 Index) that the subadvisor believes as a group will behave in a manner similar to the index.

Active Bond Trust

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in debt securities.

Blue Chip Growth Trust

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of large and medium-size blue chip growth companies.

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Bond Trust

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in debt securities and instruments.

Bond PS Series

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments.

Core Bond Trust

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in debt securities.

Emerging Markets Value Trust

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in emerging market securities.

Equity-Income Trust

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities.

Financial Services Trust

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowing for investment purposes) are invested in companies that are principally engaged in financial services.

Global Bond Trust

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed-income securities.

Growth Equity Trust

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities.

Health Sciences Trust

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowing for investment purposes) in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences.

High Yield Trust

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities. The fund’s investments may include corporate bonds, preferred stocks, U.S. government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities that have the following ratings (or, if unrated, are considered by the subadvisor to be of equivalent quality):

Rating Agency	Corporate Bonds, Preferred Stocks and Convertible Securities
Moody’s	Ba through C
S&P or Fitch	BB through D

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International Equity Index Trust B

Under normal market conditions, each of these funds invests at least 80% of its net assets (plus any borrowings for investment purposes) in: (a) the common stocks that are included in the MSCI All Country World Excluding U.S. Index (the “MSCI ACW ex-US Index”) and/or corresponding ADRs or GDRs; and (b) securities (which may or may not be included in the MSCI ACW ex-US Index) that the subadvisor believes, as a group, will behave in a manner similar to the index.

International Small Company Trust

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small cap companies.

Investment Quality Bond Trust

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in investment grade bonds.

Mid Cap Index Trust

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in: (a) the common stocks that are included in the S&P 400 Index; and (b) securities (which may or may not be included in the S&P 400 Index) that the subadvisor believes as a group will behave in a manner similar to the index.

Mid Cap Stock Trust

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of mid-sized companies.

Mid Cap Value Equity Trust

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies.

Natural Resources Trust

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in natural resource-related companies.

Real Estate Securities Trust

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of real estate companies.

Real Return Bond Trust

Under normal market conditions, the fund invests at least 80% of its net assets (plus borrowings for investment purposes) in bonds (either through cash market purchases, forward commitments, or derivative instruments) of varying maturities issued by the U.S. and foreign governments, their agencies or instrumentalities, and corporations.

Science & Technology Trust

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and use of science and technology.

Small Cap Growth Trust

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in small cap companies.

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Small Cap Index Trust

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in: (a) the common stocks that are included in the Russell 2000 Index; and (b) securities (which may or may not be included in the Russell 2000 Index) that the subadvisor believes, as a group, will behave in a manner similar to the index.

Small Cap Opportunities Trust

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in small cap companies.

Small Cap Value Trust

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in small cap companies.

Small Company Growth Trust

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small cap companies.

Small Company Value Trust

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations that do not exceed the maximum market capitalization of any security in the Russell 2000 Index.

Total Bond Market Trust B

Under normal market conditions, each of these funds invests at least 80% of its net assets (plus any borrowing for investment purposes) in bonds.

Total Stock Market Index Trust

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in: (a) the common stocks that are included in the Wilshire 5000 Index; and (b) securities (which may or may not be included in the Wilshire 5000 Index) that the subadvisor believes, as a group, will behave in a manner similar to the index.

U.S. Equity Trust

Under normal market conditions, the fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities.

Utilities Trust

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies in the utilities industry.

PORTFOLIO TURNOVER

The annual rate of portfolio turnover will normally differ for each fund and may vary from year to year as well as within a year. A high rate of portfolio turnover (100% or more) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the fund. No portfolio turnover rate can be calculated for the Money Market Trusts due to the short maturities of the instruments purchased. Portfolio turnover is calculated by dividing the lesser of purchases or sales of fund securities during the fiscal year by the monthly average of the value of the fund’s securities. All other securities, including options, with maturities at the time of acquisition of one year or less are excluded from the portfolio turnover computation. The portfolio turnover rates for the funds for the years ended December 31, 2012 and 2011 were as follows:

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Fund	2012	2011
500 Index Trust B	4%	4%
Active Bond Trust	86%	101%
All Cap Core Trust	242%	231%
All Cap Value Trust	86%	64%
Alpha Opportunities Trust	141%	157%
Blue Chip Growth Trust	22%	33%
Bond PS Series	107%	114%
Bond Trust	114%	108%
Capital Appreciation Trust	45%	52%
Capital Appreciation Value Trust	68%	83%
Core Allocation Plus Trust	155%	154%
Core Bond Trust	367%	436%
Core Fundamental Holdings Trust	57%	8%
Core Global Diversification Trust	53%	11%
Core Strategy Trust	110%	8%
Currency Strategies Trust	N/A	N/A
Disciplined Diversification Trust	5%	13%
Emerging Markets Value Trust	14%	18%
Equity-Income Trust	14%	19%
Financial Services Trust	26%	12%
Franklin Templeton Founding Allocation Trust	3%	3%
Fundamental All Cap Core Trust	38%	146%
Fundamental Holdings Trust	41%	3%
Fundamental Large Cap Value Trust	42%	108%
Fundamental Value Trust	10%	14%
Global Bond Trust	131%	103%
Global Diversification Trust	28%	4%
Global Trust	16%	24%
Growth Equity Trust	89%	90%
Health Sciences Trust	29%	39%
Heritage Trust	75%	99%
High Yield Trust	80%	91%
Income Trust	24%	23%
International Core Trust	49%	39%
International Equity Index Trust B	4%	3%
International Growth Stock Trust	23%	27%
International Small Company Trust	3%	11%
International Value Trust	19%	32%
Investment Quality Bond Trust	77%	62%
Lifecycle 2010 Trust	N/A	N/A
Lifecycle 2015 Trust	N/A	N/A
Lifecycle 2020 Trust	N/A	N/A
Lifecycle 2025 Trust	N/A	N/A
Lifecycle 2030 Trust	N/A	N/A
Lifecycle 2035 Trust	N/A	N/A
Lifecycle 2040 Trust	N/A	N/A
Lifecycle 2045 Trust	N/A	N/A
Lifecycle 2050 Trust	N/A	N/A
Lifestyle Aggressive Trust	18%	23%
Lifestyle Balanced PS Series	31%	1%
Lifestyle Balanced Trust	32%	10%
Lifestyle Conservative PS Series	16%	4%
Lifestyle Conservative Trust	22%	17%
Lifestyle Growth PS Series	45%	8%
Lifestyle Growth Trust	39%	9%
Lifestyle Moderate PS Series	25%	0%

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Fund	2012	2011
Lifestyle Moderate Trust	26%	12%
Mid Cap Index Trust	8%	13%
Mid Cap Stock Trust	115%	107%
Mid Cap Value Equity Trust	51%	63%
Mid Value Trust	38%	54%
Mutual Shares Trust	28%	38%
Natural Resources Trust	94%	87%
New Income Trust	77%	65%
Real Estate Securities Trust	99%	86%
Real Return Bond Trust	53%	496%
Science & Technology Trust	89%	115%
Short Term Government Income Trust	71%	88%
Small Cap Growth Trust	132%	136%
Small Cap Index Trust	13%	17%
Small Cap Opportunities Trust	25%	36%
Small Cap Value Trust	19%	20%
Small Company Growth Trust	28%	39%
Small Company Value Trust	5%	6%
Smaller Company Growth Trust	80%	89%
Strategic Equity Allocation Trust	10%	N/A
Strategic Income Opportunities Trust	44%	50%
Total Bond Market Trust B	29%	21%
Total Return Trust	144%	280%
Total Stock Market Index Trust	6%	2%
Ultra Short Term Bond Trust	196%	171%
U.S. Equity Trust	44%	35%
Utilities Trust	52%	51%
Value Trust	24%	28%

Prior rates of portfolio turnover do not provide an accurate guide as to what the rate will be in any future year, and prior rates are not a limiting factor when it is deemed appropriate to purchase or sell securities for a fund.

MANAGEMENT OF JHVIT

The business of JHVIT, an open-end management investment company, is managed by the Board, including certain Trustees who are not “interested persons” (as defined in the 1940 Act) of the funds or the Trust (the “Independent Trustees”). The Trustees elect officers who are responsible for the day-to-day operations of the Funds and the Trust’s other series and who execute policies formulated by the Trustees. Several of the Trustees and officers of JHVIT are also officers or Directors of the Advisor, or officers or Directors of the principal distributor to the funds, John Hancock Distributors, LLC (the “Distributor”). Each Trustee oversees all of the Trust’s series and other funds in the John Hancock Fund Complex, (as defined below).

The tables below present certain information regarding the Trustees and officers of JHVIT, including their principal occupations which, unless specific dates are shown, are of at least five years’ duration. In addition, the table includes information concerning other directorships held by each Trustee in other registered investment companies or publicly traded companies. Information is listed separately for each Trustee who is an “interested person” (as defined in the 1940 Act) of JHVIT (the “Non-Independent Trustee”) and the Independent Trustees. As of December 31, 2012, the “John Hancock Fund Complex” consisted of 234 funds (including separate series of series mutual funds): John Hancock Variable Insurance Trust (“JHVIT”) (94 funds); JHF II (100 funds); John Hancock Funds III (“JHF III”) (13 funds); and 33 other John Hancock funds consisting of 23 series of other John Hancock trusts and 10 closed-end funds. Each Trustee was most recently elected to serve on the Board at a shareholder meeting held on November 7, 2012. The address of each Trustee and officer of the Trust is 601 Congress Street, Boston, Massachusetts 02210.

Independent Trustees

Name (Year of Birth)	Position with JHVIT [1]	Principal Occupation(s) and other Directorships During Past 5 Years	Number of John Hancock Funds Overseen by Trustee
Charles L. Bardelis	Trustee	Director, Island Commuter	234

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(1941)	(since 1988)

Corp. (marine transport).

Trustee, John Hancock retail funds(2) (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess (1942)	Trustee (since 2005)	Consultant (financial, accounting and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock retail funds (2) (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).	234

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Independent Trustees

Name (Year of Birth)	Position with JHVIT [1]	Principal Occupation(s) and other Directorships During Past 5 Years	Number of John Hancock Funds Overseen by Trustee
William H. Cunningham (1944)	Trustee (since 2012)

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since 2009); Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000); former Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I, Inc. (until 2007); former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank–Austin) (until 2009).

Trustee, John Hancock retail funds(2) (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (since 2012 and 2005-2006).

			234
Grace K. Fey (1946)	Trustee (since 2008)	Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock retail funds(2) (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).	234

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Independent Trustees

Name (Year of Birth)	Position with JHVIT [1]	Principal Occupation(s) and other Directorships During Past 5 Years	Number of John Hancock Funds Overseen by Trustee
Theron S. Hoffman (1947)	Trustee (since 2008)	Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Senior Managing Director, Partner and Operating Head, Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing)1997–2000) . Trustee, John Hancock retail funds(2) (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).	234
Deborah C. Jackson (1952)	Trustee (since 2012

President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).

Trustee, John Hancock retail funds(2) (since 2008); Trustee of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

			234

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Independent Trustees

Name (Year of Birth)	Position with JHVIT [1]	Principal Occupation(s) and other Directorships During Past 5 Years	Number of John Hancock Funds Overseen by Trustee
Hassell H. McClellan (1945)	Trustee (since 2005)	Associate Professor, The Wallace E. Carroll School of Management, Boston College (since 1984); Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010). Trustee, John Hancock retail funds(2) (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).	234
James M. Oates (1946)	Trustee (since 2004) Chairman (since 2005)

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988).

Trustee and Chairperson of the Board, John Hancock retail funds(2) (since 2012); Trustee (2005-2006 and since 2012); and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board (since 2005), John Hancock Funds II.

			234

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Independent Trustees

Name (Year of Birth)	Position with JHVIT [1]	Principal Occupation(s) and other Directorships During Past 5 Years	Number of John Hancock Funds Overseen by Trustee
Steven R. Pruchansky (1944)	Trustee and Vice Chairman (since 2012)

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).

Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds(2); Trustee and Vice Chairperson of the Board, John Hancock retail funds(2), John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

234

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Independent Trustees

Name (Year of Birth)	Position with JHVIT [1]	Principal Occupation(s) and other Directorships During Past 5 Years	Number of John Hancock Funds Overseen by Trustee
Gregory A Russo (1949)	Trustee (since 2012)

Director and Audit Committee Chairman (since 2012) and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995).

Trustee, John Hancock retail funds(2) (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

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(1) Because JHVIT does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his or her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified.

(2) “John Hancock retail funds” is comprised of John Hancock Funds III and 33 other John Hancock funds consisting of 23 series of other John Hancock trusts and 10 closed-end funds.

Non-Independent Trustees

Name (Year of Birth)	Position with JHVIT [1]	Principal Occupation(s) and other Directorships During Past 5 Years	Number of John Hancock Funds Overseen

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			by Trustee
James R. Boyle	Trustee (since 2005)	Senior Executive Vice President, John Hancock Financial Services (1999-2012, including prior positions); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock retail funds(3) (since 2012 and 2005–2010), Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).	234
Craig Bromley	Trustee (since 2012)	President, John Hancock Financial Services (since 2012); Senior Executive Vice President and General Manager, U. S. Division, John Hancock Financial Services (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife (Japan) (2005-2012), including prior positions). Trustee, John Hancock retail funds(3) (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).	234
Warren A. Thomson	Trustee (since 2012)	Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation (since 2001, including prior positions); Director, Manulife Trust Company and Manulife Bank of Canada (since 2001, including prior positions), Director and Chairman, Manulife Asset Management (since 2001, including prior positions). Trustee, John Hancock retail funds(3), John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).	234

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(1)	Because JHVIT does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his or her successor is duly elected and qualified or until he dies, retires, resigns, is removed or becomes disqualified.
(2)	Mr. Boyle is an “interested person” (as defined in the 1940 Act) due to his positions with Manulife Financial Corporation (and its affiliates), the ultimate controlling parent of the Advisor.
(3)	“John Hancock retail funds” is comprised of John Hancock Funds III and 33 other John Hancock funds consisting of 23 series of other John Hancock trusts and 10 closed-end funds.

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Principal Officers who are not Trustees

Name (Year of Birth)	Position with JHVIT	Principal Occupations During Past 5 Years
Hugh McHaffie (1959)	President (since 2009)

Executive Vice President, John Hancock Financial Services (since 2006, including prior positions); Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2010); President, John Hancock Advisers, LLC (since 2012); President, John Hancock Investment Management Services, LLC (since 2010).

President (since 2012) and former Trustee (2010-2012), John Hancock retail funds(3); President, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2009).

Andrew G. Arnott (1971)	Executive Vice President (since 2012)

Senior Vice President, John Hancock Financial Services (since 2009); Executive Vice President, John Hancock Advisers, LLC (since 2005); Executive Vice President, John Hancock Investment Management Services, LLC (since 2006); President, John Hancock Funds, LLC (since 2004, including prior positions); Executive Vice President, John Hancock retail funds(3) (since 2007, including prior positions); Executive Vice President, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007, including prior positions).

Thomas M. Kinzler (1955)	Chief Legal Officer and Secretary (since 2006)

Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel, John Hancock Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds(3), John Hancock Variable Insurance Trust and John Hancock Funds II (since 2006).

Francis V. Knox, Jr. (1947)	Chief Compliance Officer (“CCO”) (since 2005)

Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds(3), John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US) LLC(2005–2008).

Charles A. Rizzo (1959)	Chief Financial Officer (since 2007)	Vice President, John Hancock Financial Services (since 2008); Senior Vice

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President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds(3), John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007).

Salvatore Schiavone (1965)	Treasurer (since 2012)	Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds(3) (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Fund II (since 2010 and 2007-2009, including prior positions).

Additional Information About the Trustees

In addition to the description of each Trustee’s Principal Occupation(s) and Other Directorships set forth above, the following provides further information about each Trustee’s specific experience, qualifications, attributes or skills. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.

There are no specific required qualifications for Board membership. The Board believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Trustee represent a diversity of experiences and a variety of complementary skills. Each Trustee has experience as a Trustee of the Trust, as well as experience as a Trustee of other John Hancock funds. It is the Trustees’ belief that this allows the Board, as a whole, to oversee the business of the funds in a manner consistent with the best interests of the funds’ shareholders. When considering potential nominees to fill vacancies on the Board, and as part of its annual self-evaluation, the Board reviews the mix of skills and other relevant experiences of the Trustees.

Charles L. Bardelis — As a director and former chief executive of an operating company, Mr. Bardelis has experience with a variety of financial, staffing, regulatory and operational issues. He also has experience as a director of publicly traded companies.

James R. Boyle — Through his prior positions as Chairman and Director of the Fund’s investment adviser, and a senior executive of MFC, the Advisor’s parent company, and prior positions with other affiliates of the Advisor, Mr. Boyle has experience in the development and management of registered investment companies, variable annuities and retirement products, enabling him to provide management input to the Board.

Craig Bromley — Through his positions as President and Chief Executive Officer of Manulife Life Insurance Company (Manulife Japan), positions as a senior executive of Manulife Financial, the Advisor’s parent company, and positions with other affiliates of the Advisor, Mr. Bromley has experience as a strategic business builder expanding product offerings and distribution, enabling him to provide valuable management input to the Board.

Peter S. Burgess — As a financial consultant and certified public accountant and a former partner in a major international public accounting firm, Mr. Burgess has experience in the auditing of financial services companies and mutual funds. He also has experience as a director of publicly traded operating companies.

William H. Cunningham — Mr. Cunningham has management and operational oversight experience as a former Chancellor and President of a major university. Mr. Cunningham regularly teaches a graduate course in corporate governance at the law school and the Red McCombs School of Business at The University of Texas at Austin. He also has oversight and corporate governance experience as a current and former director of a number of operating companies, including an insurance company.

Grace K. Fey — As a consultant to nonprofit and corporate boards, and as a former director and executive of an investment management firm, Ms. Fey has experience in the investment management industry. She also has experience as a director of another operating company.

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Theron S. Hoffman — As a consultant and as a former senior executive of several large public and private companies, including a global reinsurance company and a large investment management firm, Mr. Hoffman has extensive experience in corporate governance, business operations and new product development.  In addition, his prior service as chair of corporate pension trusts has given him experience in the oversight of investment managers.

Deborah C. Jackson — Ms. Jackson has management and operational oversight experience as the president of a college and as the former chief executive officer of a major charitable organization. She also has oversight and corporate governance experience as a current and former director of various corporate organizations, including a bank, an insurance company and a regional stock exchange, and nonprofit entities.

Hassell H. McClellan — As a professor in the graduate management department of a major university and as a former director of several privately held companies, Mr. McClellan has experience in corporate and financial matters. He also has experience as a director of other investment companies not affiliated with the Trust.

James M. Oates — As a senior officer and director of investment management companies, Mr. Oates has experience in investment management. Mr. Oates previously served as chief executive officer of two banks. He also has experience as a director of other publicly traded companies and investment companies not affiliated with the Trust.

Steven R. Pruchansky — Mr. Pruchansky has entrepreneurial, executive and financial experience as a chief executive officer of an operating services company and a current and former director of real estate and banking companies.

Gregory A. Russo — As a certified public accountant and former partner in a major independent registered public accounting firm, Mr. Russo has accounting and executive experience. He also has experience as a current and former director of various operating entities.

Warren A. Thomson — Through his positions as Senior Executive Vice President and Chief Investment Officer of Manulife Financial, the Advisor’s parent company, Chairman of Manulife Asset Management, and positions with other affiliates of Manulife Financial and the Advisor, Mr. Thomson has experience in the development and management of equity and fixed income investment companies and other investment portfolios, variable annuities and retirement products, enabling him to bring experience to the Board on a wide variety of investment and management issues.

Duties of Trustees; Committee Structure

The Trust is organized as a Massachusetts business trust. Under the Declaration of Trust, the Trustees are responsible for managing the affairs of the Trust, including the appointment of advisers and subadvisors. Each Trustee has the experience, skills, attributes or qualifications described above (see “Principal Occupation(s) and Other Directorships” and “Additional Information About the Trustees” above). The Board appoints officers who assist in managing the day-to-day affairs of the Trust. The Board met six times during the latest fiscal year.

The Board has appointed an Independent Trustee as Chairperson. The Chairperson presides at meetings of the Trustees, and may call meetings of the Board and any Board committee whenever he deems it necessary. The Chairperson participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also acts as a liaison with the funds’ management, officers, attorneys, and other Trustees generally between meetings. The Chairperson may perform such other functions as may be requested by the Board from time to time. The Board has also designated a Vice Chairperson to serve in the absence of the Chairperson. Except for any duties specified in this SAI or pursuant to the Trust’s Declaration of Trust or By-laws, or as assigned by the Board, the designation of a Trustee as Chairperson or Vice Chairperson does not impose on that Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other Trustee, generally. The Board has designated a number of standing committees as further described below, each of which has a Chairperson. The Board also may designate working groups or ad hoc committees as it deems appropriate.

The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board considers leadership by an Independent Trustee as Chairman to be integral to promoting effective independent oversight of the funds’ operations and meaningful representation of the shareholders’ interests, given the particular circumstances of the Trust. The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the funds’ shareholders. Nevertheless, the Board also believes that having interested persons serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, helpful elements in its decision-making process. In addition, the Board believes that Messrs. Boyle, Bromley and Thomson as senior executives of

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MFC, the parent company, provide the Board with the perspective of the Advisor and the Distributor in managing and sponsoring all of the Trust’s series. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.

Board Committees

The Board has established an Audit Committee; Compliance Committee; Contracts, Legal & Risk Committee; Nominating and Governance Committee and an Investment Committee.

The current membership of each committee is set forth below. As Chairperson of the Board, Mr. Oates is considered an ex officio member of each committee and, therefore, is able to attend and participate in any committee meeting, as appropriate.

Audit Committee. The Board has a standing Audit Committee composed solely of Independent Trustees (Messrs. Bardelis, Burgess and Hoffman). Mr. Burgess serves as Chairperson of this Committee. The Committee met four times during the Trust’s last fiscal year to review the internal and external accounting and auditing procedures of the Trust and, among other things, to consider the selection of an independent registered public accounting firm for the Trust, approve all significant services proposed to be performed by its independent registered public accounting firm and to consider the possible effect of such services on its independence.

Compliance Committee. The Board also has a standing Compliance Committee (Ms. Jackson and Messrs. Cunningham and McClellan). This Committee reviews and makes recommendations to the full Board regarding certain compliance matters relating to the Trust. Mr. McClellan serves as Chairperson of this Committee. The Compliance Committee met four times during the last fiscal year.

Contracts, Legal & Risk Committee. The Board also has a standing Contracts, Legal & Risk Committee. This Committee oversees the initiation, operation, and renewal of various contracts between the Trust and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer agency agreements and arrangements with other service providers. The Committee also reviews the significant legal affairs of the fund, as well any significant regulatory and legistrative actions or proposals affecting or relating to the fund or its serve providers. The Committee also assists the Board in its oversight role with respect to the processes pursuant to which the Advisor and the subadvisor identify, manage and report the various risks that affect or could affect the fund. Mr. Russo serves as Chairperson of this Committee. This Committee met one time during the last fiscal year. The prior Contracts & Operations Committee met __ during the last fiscal year.

Nominating and Governance Committee (formerly, Nominating, Governance & Adminstration Committee). The Board also has a Nominating and Governance Committee composed of all of the Independent Trustees. This Committee met once during the last fiscal year. This Committee will consider nominees recommended by Trust shareholders. Nominations should be forwarded to the attention of the Secretary of the Trust at 601 Congress Street, Boston, Massachusetts 02210. Any shareholder nomination must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in order to be considered by this Committee.

Investment Committee. The Board also has an Investment Committee composed of all of the Trustees. The Investment Committee has four subcommittees with the Trustees divided among the four subcommittees (each an “Investment Sub-Committee”). Each Investment Sub-Committee reviews investment matters relating to a particular group of funds and coordinates with the full Board regarding investment matters. Ms. Fey and Messrs. Hoffman, Bardelis and Cunningham serve as Chairpersons of the Investment Sub-Subcommittees. In addition, the Chairman of the Trusts serves on each Investment Sub-Committee as an ex-officio member. Each Investment Sub-Committee other than the Investment Sub-Committee that was recently formed (formerly known as Investment Committees) met five times during that fiscal year. The Investment Sub-Committee that was recently formed met one time during the last fiscal year.

Annually, the Board evaluates its performance and that of its Committees, including the effectiveness of the Board’s Committee structure.

Risk Oversight

As registered investment companies, the Funds are subject to a variety of risks, including investment risks (such as, among others, market risk, credit risk and interest rate risk), financial risks (such as, among others, settlement risk, liquidity risk and valuation risk), compliance risks, and operational risks. As a part of its overall activities, the Board oversees the Funds’ risk management activities that are implemented by JHIMS, the Funds’ Chief Compliance Officer (“CCO”) and other service providers to the Funds. JHIMS has primary responsibility for the Funds’ risk management on a day-to-day basis as a part of its overall responsibilities. The Funds’

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subadvisors, subject to oversight of JHIMS, are primarily responsible for managing investment and financial risks as a part of their day-to-day investment responsibilities, as well as operational and compliance risks at their respective firms. JHIMS and the CCO also assist the Board in overseeing compliance with investment policies of the Funds and regulatory requirements, and monitor the implementation of the various compliance policies and procedures approved by the Board as a part of its oversight responsibilities.

JHIMS identifies to the Board the risks that it believes may affect the Funds and develops processes and controls regarding such risks. However, risk management is a complex and dynamic undertaking and it is not always possible to comprehensively identify and/or mitigate all such risks at all times since risks are at times impacted by external events. In discharging its oversight responsibilities, the Board considers risk management issues throughout the year with the assistance of its various Committees as described below. Each Committee meets at least quarterly and presents reports to the Board, which may prompt further discussion of issues concerning the oversight of the Funds’ risk management. The Board as a whole also reviews written reports or presentations on a variety of risk issues as needed and may discuss particular risks that are not addressed in the Committee process.

The Board has established an Investment Committee. Each Investment Sub-Committee assists the Board in overseeing the significant investment policies of the relevant Funds and the performance of their subadvisors. With respect to the Funds of Funds, the Board as a whole directly oversees the significant investment policies and the performance of JHIMS and the subadvisors. JHIMS monitors these policies and subadvisor activities and may recommend changes in connection with the Funds to each relevant Investment Sub-Committee (or the Board as a whole, in cases of Funds of Funds) in response to subadvisor requests or other circumstances. On at least a quarterly basis, each Investment Sub-Committee (or the Board as a whole, in cases of Funds of Funds) reviews reports from JHIMS regarding the relevant Funds’ investment performance, which include information about investment and financial risks and how they are managed, and from the CCO regarding subadvisor compliance matters. In addition, each Investment Sub-Committee (or, in certain cases, the Board as a whole) meets periodically with the portfolio managers of the Funds’ subadvisors to receive reports regarding management of the Funds.

The Audit Committee assists the Board in reviewing with the independent auditors, at various times throughout the year, matters relating to the Funds’ financial reporting. In addition, this Committee oversees the process of each Fund’s valuation of its portfolio securities, with day-to-day responsibility for valuation determinations having been delegated to the Funds’ Pricing Committee (comprised of officers of the Trust).

The Compliance Committee assists the Board in overseeing the activities of the Trust’s CCO with respect to the compliance programs of the Funds, JHIMS, the subadvisors, and certain of the Funds’ other service providers (the Distributor and transfer agent). This Committee and the Board receive and consider periodic reports from the CCO throughout the year, including the CCO’s annual written report, which, among other things, summarizes material compliance issues that arose during the previous year and any remedial action taken to address these issues, as well as any material changes to the compliance programs.

The Contracts, Legal & Risk Committee assists the Board in its oversight role with respect to the processes pursuant to which JHIMS and the subadvisors identify, assess, manage and report the various risks that affect or could affect the Funds. This Committee reviews reports from the fund’s advisor on a periodic basis regarding the risks facing the fund, and making recommendations to the Board concerning risks and risk oversight matters as the Committee deems appropriate. This Committee also coordinates with the other Board Committees regarding risks relevant to the other Committees, as appropriate.

In addressing issues regarding the Funds’ risk management between meetings, appropriate representatives of JHIMS communicate with the Chairperson of the Board, the relevant Committee Chair, or the Trust’s CCO, who is directly accountable to the Board. As appropriate, the Chairperson of the Board, the Committee Chairs and the Trustees confer among themselves, with the Trust’s CCO, JHIMS, other service providers, external fund counsel, and counsel to the Independent Trustees, to identify and review risk management issues that may be placed on the full Board’s agenda and/or that of an appropriate Committee for review and discussion.

In addition, in its annual review of the Funds’ advisory, sub-advisory and distribution agreements, the Board reviews information provided by JHIMS, the subadvisors and the Distributor relating to their operational capabilities, financial condition, risk management processes and resources.

The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

JHIMS also has its own, independent interest in risk management. In this regard, JHIMS has appointed a Risk and Investment Operations Committee, consisting of senior personnel from each of JHIMS’s functional departments. This Committee reports periodically to the Board and the Contracts, Legal & Risk Committee on risk management matters. JHIMS’s risk management program is part of the overall risk management program of John Hancock, JHIMS’s parent company. John Hancock’s Chief Risk Officer supports JHIMS’s risk management program, and at the Board’s request will report on risk management matters.

67

Compensation

JHVIT pays fees only to its Independent Trustees. Trustees also are reimbursed for travel and other out-of-pocket expenses. Each Independent Trustee receives in the aggregate from the Trust and the other open-end funds in the John Hancock Funds Complex an annual retainer of $210,000 and a fee of $15,000 for each meeting of the Trustees that he or she attends in person. The Chairman of the Board receives an additional retainer of $150,000. The Vice Chairman of the Board receives an additional retainer of $10,000. The Chairman of each of the Audit Committee, Compliance Committee and Contracts, Legal & Risk Committee receives and additional $30,000 retainer. The Chairman of each Investment Sub-Committee receives an additional $10,000 retainer.

The following table provides information regarding the compensation paid by JHVIT and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services during JHVIT’s fiscal year ended December 31, 2012.

Compensation Table (1)

TRUSTEE	TOTAL COMPENSATION FROM JHVIT	TOTAL COMPENSATION FROM JHVIT AND THE JOHN HANCOCK FUND COMPLEX(2)
Independent Trustees
Charles L. Bardelis	$207,006	$318,250
Peter S. Burgess	$230,820	$345,000
William H. Cunningham(3)	$11,391	$257,750
Grace K. Fey	$207,006	$318,250
Deborah C. Jackson(3)	$10,616	$241,750
Theron S. Hoffman	$197,391	$300,750
Hassell H. McClellan	$216,709	$333,250
James M. Oates	$284,646	$445,000
Steven R. Pruchansky(3)	$11,391	$326,250
Gregory A. Russo(3)	$13,070	$278,750
Interested Trustees
James R. Boyle	$0	$0
Craig Bromley(3)	$0	$0
Warren A. Thomson(3)	$0	$0

(1)	Compensation received for services as a Trustee for the fiscal year ended December 31, 2012. JHVIT does not have a pension or retirement plan for any of its Trustees or officers. Although JHVIT does not participate in the John Hancock Deferred Compensation Plan for Independent Trustees that was available to Trustees of other investment companies in the John Hancock Fund Complex (the “Plan”), two of the Independent Trustees, Messrs. Cunningham and Pruchansky, participated in this Plan. Under the Plan, these Independent Trustees elected to have deferred fees invested in shares of one or more funds in the John Hancock Fund Complex and the amount paid to the Independent Trustees under the Plan was determined based upon the performance of such investments. Deferral of Trustees’ fees does not obligate the John Hancock funds to retain the services of any Trustee or obligate such funds to pay any particular level of compensation to the Trustee. Under these circumstances, the Trustee is not the legal owner of the underlying shares, but does participate in any positive or negative return on those shares to the same extent as all other shareholders. As of December 31, 2012, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Fund Complex for Mr. Cunningham was $ 288,313 and for Mr. Pruchansky was $ 433,348 under the Plan.

(2)	There were approximately 234 series in the John Hancock Fund Complex as of December 31, 2012.

(3)	Messrs. Bromley, Cunningham, Pruchansky, Russo, and Thomson, and Ms. Jackson began service as Trustees of JHVIT as of December 1, 2012.

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Trustee Ownership of Funds

The table below lists the amount of securities of each JHVIT fund, and the dollar range of the aggregate value of the shares of all funds in the John Hancock Fund Complex overseen by a Trustee, beneficially owned by each Trustee as of December 31, 2012 (excluding those funds that had not yet commenced operations as of December 31, 2012). For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest. Trustees may own shares beneficially through group annuity contracts. Exact dollar amounts of securities held are not listed in the table. Rather, the ranges are identified according to the following key:

A — $0

B — $1 up to and including $10,000

C — $10,001 up to and including $50,000

D — $50,001 up to and including $100,000

E — $100,001 or more

FUNDS*	Lifestyle Aggressive Trust	Lifestyle Balanced Trust	Lifestyle Growth Trust	All Cap Core Trust
Independent Trustees
Charles L. Bardelis	A	A	B	A
Peter S. Burgess	E	A	D	A
William H. Cunningham	A	A	A	A
Grace K. Fey	A	D	A	A
Deborah C. Jackson	A	A	A	A
Theron S. Hoffman	A	A	A	A
Hassell H. McClellan	C	A	A	A
James M. Oates	A	A	E	A
Steven R. Pruchansky	A	C	A	B
Gregory A. Russo	A	A	A	A
Independent Trustees
James R. Boyle	C	A	E	A
Craig Bromley	A	A	A	A
Warren A. Thomson	A	A	E	A

FUNDS*	Bond Trust	Capital Appreciation Trust	Capital Appreciation Value Trust	Equity Trust
Independent Trustees
Charles L. Bardelis	A	B	A	A
Peter S. Burgess	A	A	A	A
William H. Cunningham	A	A	A	A
Grace K. Fey	A	A	A	A
Deborah C. Jackson	A	A	A	A
Theron S. Hoffman	C	A	A	A
Hassell H. McClellan	A	A	A	A
James M. Oates	A	A	E	A
Steven R. Pruchansky	A	B	A	B
Gregory A. Russo	A	A	A	A
Independent Trustees
James R. Boyle	A	A	A	A
Craig Bromley	A	A	A	A
Warren A. Thomson	A	A	A	A

FUNDS*	Financial Services Trust	Global Trust	Global Diversification Trust
Independent Trustees
Charles L. Bardelis	A	A	A
Peter S. Burgess	A	A	A

69

William H. Cunningham	A	A	A
Grace K. Fey	A	A	A
Deborah C. Jackson	A	A	A
Theron S. Hoffman	A	C	A
Hassell H. McClellan	C	A	A
James M. Oates	A	A	E
Steven R. Pruchansky	A	A	A
Gregory A. Russo	A	A	A
Independent Trustees
James R. Boyle	A	A	A
Craig Bromley	A	A	A
Warren A. Thomson	A	A	A
FUNDS*	American Growth Trust	American Growth- Income Trust	Health Sciences Trust	International Equity Index Trust B
Independent Trustees
Charles L. Bardelis	A	A	A	A
Peter S. Burgess	A	A	A	A
William H. Cunningham	A	A	A	A
Grace K. Fey	A	A	A	A
Deborah C. Jackson	A	A	A	A
Theron S. Hoffman	D	E	A	A
Hassell H. McClellan	A	A	A	A
James M. Oates	A	A	A	A
Steven R. Pruchansky	A	A	B	C
Gregory A. Russo	A	A	A	A
Independent Trustees
James R. Boyle	A	A	A	A
Craig Bromley	A	A	A	A
Warren A. Thomson	A	A	A	A

FUNDS*	Mid Cap Stock Trust	Mutual Shares Trust	Natural Resources Trust	Real Estate Securities Trust
Independent Trustees
Charles L. Bardelis	A	A	A	A
Peter S. Burgess	A	A	A	A
William H. Cunningham	A	A	A	A
Grace K. Fey	A	A	A	A
Deborah C. Jackson	A	A	A	A
Theron S. Hoffman	C	D	A	A
Hassell H. McClellan	A	A	C	A
James M. Oates	A	A	A	A
Steven R. Pruchansky	A	A	B	B
Gregory A. Russo	A	A	A	A
Independent Trustees
James R. Boyle	A	A	A	A
Craig Bromley	A	A	A	A
Warren A. Thomson	A	A	A	A

FUNDS*	Small Company Value Trust	Value Trust	Entire Complex
Independent Trustees
Charles L. Bardelis	A	A	E
Peter S. Burgess	A	A	E
William H. Cunningham	A	A	E
Grace K. Fey	A	A	E
Deborah C. Jackson	A	A	E

70

Theron S. Hoffman	A	C	E
Hassell H. McClellan	C	A	E
James M. Oates	A	A	E
Steven R. Pruchansky	A	A	E
Gregory A. Russo	A	A	E
Independent Trustees
James R. Boyle	A	A	E
Craig Bromley	A	A	D
Warren A. Thomson	A	A	E

*	Only funds owned by a Trustee are listed.

INVESTMENT MANAGEMENT ARRANGEMENTS AND OTHER SERVICES

The Advisory Agreement

Each fund has entered into an investment management contract (the “Advisory Agreement”) with the Advisor. Pursuant to the Advisory Agreement, the Advisor provides supervision over all aspects of each fund’s operations, except those which are delegated to a custodian, transfer agent or other agent. Subject to the general supervision of the Trustees, the Advisor selects, contracts with, and compensates subadvisors to manage the investment and reinvestment of the assets of the funds. The Advisor monitors the compliance of such subadvisors with the investment objectives and related policies of the respective funds and reviews the performance of such subadvisors and reports periodically on such performance to the Trustees. The Advisor may elect directly to manage the investment and reinvestment of the assets of any of the funds, subject to the approval of the Trustees. In directly managing the assets, the Advisor will have the same responsibilities as those described below with respect to a subadvisor under a subadvisory agreement.

JHVIT bears all costs of its organization and operation, including, but not limited to, expenses of preparing, printing and mailing all shareholders’ reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to a fund’s plan of distribution; fees and expenses of custodians including those for keeping books and accounts maintaining a committed line of credit and calculating the NAV of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the fund (including an allocable portion of the cost of the Advisor’s employees rendering such services to the funds); the compensation and expenses of officers and Trustees (other than persons serving as President or Trustee who are otherwise affiliated with the fund, the Advisor or any of their affiliates); expenses of Trustees’ and shareholders’ meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

Advisor Compensation. As compensation for its services under the Advisory Agreement, the Advisor receives a fee from the funds, computed separately for each as described in the Prospectus.

From time to time, the Advisor may reduce its fee or make other arrangements to limit a fund’s expenses to a specified percentage of average daily net assets. The Advisor retains the right to re-impose a fee and recover any other payments to the extent that, at the end of any fiscal year, the fund’s annual expenses fall below this limit. The Advisor may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements made subsequent to January 1, 2009, for a period of three years following the beginning of the month in which such reimbursement or waivers occurred.

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For the fiscal year ended December 31, 2012 the Adviser recaptured expenses from the funds as follows:

Funds	Expense Waivers and Reimbursements Recaptured in 2012
JHVIT Core Fundamental Holdings	$29,839
JHVIT Core Global Diversification	$10,863
JHVIT Lifestyle Growth PS Series	$38,658
JHVIT Lifestyle Balanced PS Series	$43,674
JHVIT Lifestyle Moderate PS Series	$3,909
JHVIT Bond PS Series	$39,164

For the fiscal years ended December 31, 2012, 2011 and 2010, the aggregate investment advisory fees paid by JHVIT under the fee schedule then in effect including fees paid for funds that were subsequently liquidated or merged, without regard to expense limitations, were $390,746,252, $352,394,099 and $334,146,629, respectively, allocated among the funds as follows:

Fund	2012	2011	2010
500 Index Trust B
Gross Fee	$5,223,345	$4,073,265	$3,781,634
Waivers	($2,651,509)	($2,090,842)	($1,936,622)
Net Fee	$2,571,836	$1,982,423	$1,845,012
Active Bond Trust
Gross Fee	$7,573,633	$7,889,065	$8,889,953
Waivers	($42,387)	($39,946)	($23,194)
Net Fee	$7,531,246	$7,849,119	$8,866,759
All Cap Core Trust
Gross Fee	$2,798,403	$2,872,600	$2,799,837
Waivers	($12,102)	($11,249)	($5,739)
Net Fee	$2,786,301	$2,861,351	$2,794,098
All Cap Value Trust
Gross Fee	$3,835,305	$3,258,266	$1,538,100
Waivers	($16,662)	($12,889)	($3,343)
Net Fee	$3,818,643	$3,245,377	$1,534,757
Alpha Opportunities Trust
Gross Fee	$8,875,159	$8,819,219	$7,197,650
Waivers	($30,773)	($27,639)	($12,008)
Net Fee	$8,844,386	$8,791,580	$7,185,642
Blue Chip Growth Trust
Gross Fee	$13,983,657	$13,971,480	$12,979,309
Waivers	($598,967)	($588,193)	($519,661)
Net Fee	$13,384,690	$13,383,287	$12,459,648
Bond PS Series
Gross Fee	$1,006,937	$208,260	$0
Waivers	$33,305	($40,330)	$0
Net Fee	$1,040,242	$167,930	$0
Bond Trust
Gross Fee	$41,491,594	$31,179,015	$19,752,951
Waivers	($243,538)	($165,851)	($55,907)
Net Fee	$41,248,056	$31,013,164	$19,697,044
Capital Appreciation Trust
Gross Fee	$7,563,940	$7,726,467	$7,346,811
Waivers	($36,196)	($33,429)	($16,627)
Net Fee	$7,527,744	$7,693,039	$7,330,184

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Fund	2012	2011	2010
Capital Appreciation Value Trust
Gross Fee	$2,692,238	$2,813,994	$3,050,806
Waivers	($121,347)	($129,055)	($143,664)
Net Fee	$2,570,891	$2,684,939	$2,907,142
Core Allocation Plus Trust
Gross Fee	$1,835,052	$2,322,095	$2,006,923
Waivers	($6,869)	($7,732)	($3,507)
Net Fee	$1,828,183	$2,314,363	$2,003,416
Core Bond Trust
Gross Fee	$10,236,148	$10,364,904	$8,750,131
Waivers	($58,593)	($53,726)	($24,020)
Net Fee	$10,177,555	$10,311,178	$8,726,111
Core Fundamental Holdings Trust
Gross Fee	$157,635	$137,562	$88,890
Waivers	$21,736	$14,615	($34,968)
Net Fee	$179,371	$152,177	$53,922
Core Global Diversification Trust
Gross Fee	$163,887	$159,934	$104,975
Waivers	$10,683	$27,364	($35,294)
Net Fee	$174,570	$187,289	$69,681
Core Strategy Trust
Gross Fee	$338,554	$335,082	$304,181
Waivers	$0	($129,763)	($304,181)
Net Fee	$338,554	$205,319	$0
Currency Strategies Trust
Gross Fee	$0	$0	$0
Waivers	$0	$0	$0
Net Fee	$0	$0	$0
Disciplined Diversification Trust
Gross Fee	$1,846,224	$2,573,652	$2,157,614
Waivers	($8,471)	($10,754)	($156,717)
Net Fee	$1,837,753	$2,562,898	$2,000,897
Emerging Markets Value Trust
Gross Fee	$9,829,071	$9,734,600	$9,912,527
Waivers	($34,671)	($31,062)	($16,591)
Net Fee	$9,794,400	$9,703,538	$9,895,936
Equity-Income Trust
Gross Fee	$15,893,606	$15,793,630	$14,984,507
Waivers	($681,498)	($666,189)	($601,332)
Net Fee	$15,212,108	$15,127,441	$14,383,175
Financial Services Trust
Gross Fee	$1,105,331	$1,299,245	$1,221,939
Waivers	($4,743)	($4,809)	($2,414)
Net Fee	$1,100,588	$1,294,436	$1,219,525
Franklin Templeton Founding Allocation Trust
Gross Fee	$542,217	$578,024	$593,256
Waivers	$0	$0	($208,325)
Net Fee	$542,217	$578,024	$384,931
Fundamental All Cap Core Trust
Gross Fee	$8,660,997	$8,913,747	$8,708,922
Waivers	($43,151)	($40,017)	($20,573)
Net Fee	$8,617,846	$8,873,730	$8,688,349
Fundamental Holdings Trust
Gross Fee	$456,545	$482,861	$484,502
Waivers	$0	$0	($160,717)
Net Fee	$456,545	$482,861	$323,785

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Fund	2012	2011	2010
Fundamental Large Cap Value Trust
Gross Fee	$3,139,896	$1,776,228	$1,673,882
Waivers	($15,698)	($7,924)	($3,757)
Net Fee	$3,124,198	$1,768,304	$1,670,125
Fundamental Value Trust
Gross Fee	$11,898,223	$12,629,856	$13,266,845
Waivers	($53,028)	($50,467)	($27,727)
Net Fee	$11,845,195	$12,579,389	$13,239,118
Global Bond Trust
Gross Fee	$6,805,707	$6,978,006	$6,823,168
Waivers	($32,611)	($30,303)	($15,492)
Net Fee	$6,773,096	$6,947,703	$6,807,676
Global Diversification Trust
Gross Fee	$325,971	$354,746	$361,554
Waivers	$0	$0	($119,832)
Net Fee	$325,971	$354,746	$241,722
Global Trust
Gross Fee	$4,860,636	$5,248,889	$5,384,785
Waivers	($142,288)	($146,404)	($107,429)
Net Fee	$4,718,348	$5,102,485	$5,277,356
Growth Equity Trust
Gross Fee	$3,337,968	$3,420,276	$3,792,523
Waivers	($15,186)	($13,863)	($7,951)
Net Fee	$3,322,782	$3,406,413	$3,784,572
Health Sciences Trust
Gross Fee	$1,864,646	$1,597,713	$1,389,351
Waivers	($102,246)	($86,966)	($72,192)
Net Fee	$1,762,400	$1,510,747	$1,317,159
Heritage Trust
Gross Fee	$1,151,761	$1,173,566	$1,167,116
Waivers	($4,553)	($4,195)	($2,170)
Net Fee	$1,147,208	$1,169,371	$1,164,946
High Yield Trust
Gross Fee	$1,705,299	$1,672,770	$7,011,967
Waivers	($8,550)	($7,548)	($15,742)
Net Fee	$1,696,749	$1,665,222	$6,996,225
Income Trust
Gross Fee	$3,277,716	$3,532,096	$3,649,169
Waivers	($13,773)	($13,379)	($7,191)
Net Fee	$3,263,943	$3,518,717	$3,641,978
International Core Trust
Gross Fee	$6,005,827	$6,767,381	$7,124,124
Waivers	($22,780)	($23,090)	($12,832)
Net Fee	$5,983,047	$6,744,291	$7,111,292
International Equity Index Trust B
Gross Fee	$1,821,940	$1,744,492	$1,785,134
Waivers	($836,222)	($777,219)	($776,063)
Net Fee	$985,718	$967,273	$1,009,071
International Growth Stock Trust
Gross Fee	$2,453,099	$1,560,715	$304,619
Waivers	($10,000)	($5,803)	($740)
Net Fee	$2,443,099	$1,554,912	$303,879

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Fund	2012	2011	2010
International Small Company Trust
Gross Fee	$937,773	$1,142,640	$1,285,106
Waivers	($141,763)	($143,592)	($2,082)
Net Fee	$796,010	$999,048	$1,283,024
International Value Trust
Gross Fee	$8,057,177	$8,272,123	$7,579,884
Waivers	($432,171)	($434,088)	($83,418)
Net Fee	$7,625,006	$7,838,035	$7,496,466
Investment Quality Bond Trust
Gross Fee	$2,258,107	$2,211,592	$2,336,579
Waivers	($13,056)	($11,605)	($6,260)
Net Fee	$2,245,051	$2,199,987	$2,330,319
Lifecycle 2010 Trust
Gross Fee	$0	$0	$0
Waivers	$0	$0	$0
Net Fee	$0	$0	$0
Lifecycle 2015 Trust
Gross Fee	$0	$0	$0
Waivers	$0	$0	$0
Net Fee	$0	$0	$0
Lifecycle 2020 Trust
Gross Fee	$0	$0	$0
Waivers	$0	$0	$0
Net Fee	$0	$0	$0
Lifecycle 2025 Trust
Gross Fee	$0	$0	$0
Waivers	$0	$0	$0
Net Fee	$0	$0	$0
Lifecycle 2030 Trust
Gross Fee	$0	$0	$0
Waivers	$0	$0	$0
Net Fee	$0	$0	$0
Lifecycle 2035 Trust
Gross Fee	$0	$0	$0
Waivers	$0	$0	$0
Net Fee	$0	$0	$0
Lifecycle 2040 Trust
Gross Fee	$0	$0	$0
Waivers	$0	$0	$0
Net Fee	$0	$0	$0
Lifecycle 2045 Trust
Gross Fee	$0	$0	$0
Waivers	$0	$0	$0
Net Fee	$0	$0	$0
Lifecycle 2050 Trust
Gross Fee	$0	$0	$0
Waivers	$0	$0	$0
Net Fee	$0	$0	$0
Lifestyle Aggressive Trust
Gross Fee	$172,998	$179,711	$168,774
Waivers	$0	$0	$0
Net Fee	$172,998	$179,711	$168,774
Lifestyle Balanced PS Series
Gross Fee	$62,547	$7,607	$0
Waivers	$43,674	($7,607)	$0
Net Fee	$106,221	$0	$0

75

Fund	2012	2011	2010
Lifestyle Balanced Trust
Gross Fee	$4,938,507	$5,136,054	$5,030,904
Waivers	$0	$0	$0
Net Fee	$4,938,507	$5,136,054	$5,030,904
Lifestyle Conservative PS Series
Gross Fee	$22,359	$3,497	$0
Waivers	($21,032)	($3,497)	$0
Net Fee	$1,327	$0	$0
Lifestyle Conservative Trust
Gross Fee	$1,175,283	$1,128,534	$1,142,974
Waivers	$0	$0	$0
Net Fee	$1,175,283	$1,128,534	$1,142,974
Lifestyle Growth PS Series
Gross Fee	$69,423	$10,750	$0
Waivers	$38,658	($10,750)	$0
Net Fee	$108,081	$0	$0
Lifestyle Growth Trust
Gross Fee	$5,755,080	$5,778,938	$5,460,749
Waivers	$0	$0	$0
Net Fee	$5,755,080	$5,778,938	$5,460,749
Lifestyle Moderate PS Series
Gross Fee	$30,803	$4,220	$0
Waivers	($7,768)	($4,220)	$0
Net Fee	$23,035	$0	$0
Lifestyle Moderate Trust
Gross Fee	$1,470,705	$1,479,657	$1,405,662
Waivers	$0	$0	$0
Net Fee	$1,470,705	$1,479,657	$1,405,662
Mid Cap Index Trust
Gross Fee	$3,664,945	$5,622,762	$5,151,475
Waivers	($365,367)	($36,497)	($17,586)
Net Fee	$3,299,578	$5,586,265	$5,133,889
Mid Cap Stock Trust
Gross Fee	$6,250,077	$6,694,493	$6,407,278
Waivers	($25,197)	($24,289)	($12,227)
Net Fee	$6,224,880	$6,670,204	$6,395,051
Mid Cap Value Equity Trust
Gross Fee	$1,174,413	$1,191,935	$1,179,077
Waivers	($4,515)	($4,151)	($2,160)
Net Fee	$1,169,898	$1,187,784	$1,176,917
Mid Value Trust
Gross Fee	$7,222,512	$7,438,247	$7,175,524
Waivers	($372,111)	($377,924)	($346,850)
Net Fee	$6,850,401	$7,060,323	$6,828,674
Money Market Trust
Gross Fee	$16,186,744	$17,981,421	$20,345,165
Waivers	($6,911,021)	($12,204,653)	($8,998,298)
Net Fee	$9,275,723	$5,776,768	$11,346,867
Money Market Trust B
Gross Fee	$2,743,008	$2,928,619	$3,185,127
Waivers	($1,385,036)	($1,991,757)	($1,662,826)
Net Fee	$1,357,972	$936,862	$1,522,301
Mutual Shares Trust
Gross Fee	$5,904,880	$6,079,860	$5,780,805
Waivers	($83,310)	($19,241)	($9,598)
Net Fee	$5,821,570	$6,060,619	$5,771,207

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Fund	2012	2011	2010

Natural Resources Trust
Gross Fee	$1,952,818	$2,641,782	$2,559,928
Waivers	($15,676)	($7,991)	($4,084)
Net Fee	$1,937,142	$2,633,791	$2,555,844
New Income Trust
Gross Fee	$17,432,063	$17,722,574	$15,847,463
Waivers	($513,715)	($509,427)	($461,780)
Net Fee	$16,918,348	$17,213,147	$15,385,683
Real Estate Securities Trust
Gross Fee	$2,842,722	$2,802,159	$2,586,449
Waivers	($13,607)	($12,202)	($5,915)
Net Fee	$2,829,115	$2,789,957	$2,580,534
Real Return Bond Trust
Gross Fee	$931,145	$888,131	$1,058,056
Waivers	($4,450)	($3,862)	($2,373)
Net Fee	$926,695	$884,269	$1,055,683
Science & Technology Trust
Gross Fee	$3,892,798	$4,462,531	$4,061,104
Waivers	($112,977)	($129,385)	($108,721)
Net Fee	$3,779,821	$4,333,146	$3,952,383
Short Term Government Income Trust
Gross Fee	$3,140,137	$3,227,468	$2,630,593
Waivers	($18,918)	($17,594)	($7,652)
Net Fee	$3,121,219	$3,209,874	$2,622,941
Small Cap Growth Trust
Gross Fee	$4,304,951	$4,516,234	$3,917,962
Waivers	($13,698)	($12,986)	($5,901)
Net Fee	$4,291,253	$4,503,248	$3,912,061
Small Cap Index Trust
Gross Fee	$2,083,696	$3,511,321	$3,400,159
Waivers	($101,602)	($22,410)	($11,433)
Net Fee	$1,982,094	$3,488,911	$3,388,726
Small Cap Opportunities Trust
Gross Fee	$1,575,111	$1,716,456	$1,628,014
Waivers	($139,219)	($151,340)	($136,457)
Net Fee	$1,435,892	$1,565,116	$1,491,557
Small Cap Value Trust
Gross Fee	$6,461,566	$6,137,372	$5,314,202
Waivers	($20,759)	($17,829)	($8,062)
Net Fee	$6,440,807	$6,119,543	$5,306,140
Small Company Growth Trust
Gross Fee	$1,045,774	$1,064,057	$1,082,462
Waivers	($3,514)	($3,230)	($1,663)
Net Fee	$1,042,260	$1,060,827	$1,080,799
Small Company Value Trust
Gross Fee	$3,833,367	$4,063,618	$4,085,254
Waivers	($209,374)	($218,507)	($209,649)
Net Fee	$3,623,993	$3,845,111	$3,875,605
Smaller Company Growth Trust
Gross Fee	$2,310,105	$2,505,715	$2,474,399
Waivers	($321,627)	($295,343)	($285,861)
Net Fee	$1,988,478	$2,210,372	$2,188,538
Strategic Equity Allocation Trust
Gross Fee	$34,430,382	N/A	N/A
Waivers	($9,609,446)	N/A	N/A
Net Fee	$24,820,936	N/A	N/A

77

Fund	2012	2011	2010
Strategic Income Opportunities Trust
Gross Fee	$2,934,800	$2,871,699	$2,872,239
Waivers	($14,988)	($13,278)	($6,635)
Net Fee	$2,919,812	$2,858,421	$2,865,604
Total Bond Market Trust B
Gross Fee	$1,065,819	$763,334	$780,383
Waivers	($599,877)	($450,491)	($440,836)
Net Fee	$465,942	$312,843	$339,547
Total Return Trust
Gross Fee	$23,712,601	$24,234,751	$24,024,599
Waivers	($117,069)	($108,425)	($56,189)
Net Fee	$23,595,532	$24,126,326	$23,968,410

Total Stock Market Index Trust
Gross Fee	$1,945,480	$1,861,515	$1,741,238
Waivers	($6,332)	($11,612)	($5,705)
Net Fee	$1,939,148	$1,849,903	$1,735,533
Ultra Short Term Bond Trust
Gross Fee	$706,507	$518,344	$120,929
Waivers	($4,304)	($25,694)	($29,029)
Net Fee	$702,203	$492,650	$91,900
U.S. Equity Trust
Gross Fee	$6,773,997	$6,089,419	$6,728,753
Waivers	($29,970)	($24,435)	($13,885)
Net Fee	$6,744,027	$6,064,984	$6,714,868
Utilities Trust
Gross Fee	$1,604,309	$1,565,879	$1,341,647
Waivers	($6,528)	($5,807)	($2,594)
Net Fee	$1,597,781	$1,560,072	$1,339,053
Value Trust
Gross Fee	$2,910,596	$1,973,374	$1,866,058
Waivers	($13,200)	($8,125)	($4,040)
Net Fee	$2,897,396	$1,965,249	$1,862,018

Administrative Service Agreement

Pursuant to a Service Agreement dated June 27, 2008, the Advisor provides JHVIT certain financial, accounting and administrative services such as legal services, tax, accounting, valuation, financial reporting and performance, compliance and service provider oversight as well as services related to the office of CCO. For the three years ended December 31, 2012, 2011 and 2010, the funds paid JHIMS the following amounts under the Service Agreement.

Fund	2012	2011	2010
500 Index Trust B	$145,053	$118,182	$116,049
Active Bond Trust	$165,424	$179,532	$209,058
All Cap Core Trust	$47,204	$50,388	$51,437
All Cap Value Trust	$65,101	$57,164	$28,481
Alpha Opportunities Trust	$119,846	$123,553	$106,220
Blue Chip Growth Trust	$234,353	$243,165	$235,234
Bond PS Series	$22,860	$5,020	N/A
Bond Trust	$953,519	$740,473	$493,416
Capital Appreciation Trust	$141,014	$149,636	$148,823
Capital Appreciation Value Trust	$42,981	$45,191	$47,006
Core Allocation Plus Trust	$26,418	$34,549	$31,400
Core Bond Trust	$228,602	$240,503	$214,454
Core Fundamental Holdings Trust	$41,135	$37,472	$25,789
Core Global Diversification Trust	$41,455	$43,517	$30,540
Core Strategy Trust	$94,346	$96,957	$91,023

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Fund	2012	2011	2010
Currency Strategies Trust	N/A	N/A	N/A
Disciplined Diversification Trust	$32,968	$48,073	$42,162
Emerging Markets Value Trust	$134,968	$138,685	$149,302
Equity-Income Trust	$266,145	$269,992	$270,013
Financial Services Trust	$18,475	$21,569	$21,504
Franklin Templeton Founding Allocation Trust	$161,195	$179,135	$194,019
Fundamental All Cap Core Trust	$167,748	$179,307	$184,235
Fundamental Holdings Trust	$140,322	$154,711	$163,090
Fundamental Large Cap Value Trust	$61,500	$35,401	$34,202
Fundamental Value Trust	$206,632	$226,407	$249,225
Global Bond Trust	$127,176	$135,603	$139,287
Global Diversification Trust	$100,131	$113,490	$121,748
Global Trust	$78,498	$87,721	$94,507
Growth Equity Trust	$59,189	$61,809	$71,925
Health Sciences Trust	$23,398	$20,730	$18,933
Heritage Trust	$17,741	$18,653	$19,489
High Yield Trust	$33,219	$33,722	$147,394
Income Trust	$53,692	$59,615	$64,718
International Core Trust	$88,693	$103,545	$115,016
International Equity Index Trust B	$43,657	$43,690	$47,648
International Growth Stock Trust	$38,662	$25,434	$5,849
International Small Company Trust	$12,948	$16,314	$16,613
International Value Trust	$131,748	$140,175	$134,597
Investment Quality Bond Trust	$51,040	$52,069	$56,641
Lifecycle 2010 Trust	N/A	N/A	N/A
Lifecycle 2015 Trust	N/A	N/A	N/A
Lifecycle 2020 Trust	N/A	N/A	N/A
Lifecycle 2025 Trust	N/A	N/A	N/A
Lifecycle 2030 Trust	N/A	N/A	N/A
Lifecycle 2035 Trust	N/A	N/A	N/A
Lifecycle 2040 Trust	N/A	N/A	N/A
Lifecycle 2045 Trust	N/A	N/A	N/A
Lifecycle 2050 Trust	N/A	N/A	N/A
Lifestyle Aggressive Trust	$55,135	$59,311	$58,643
Lifestyle Balanced PS Series	$16,053	$2,137	N/A
Lifestyle Balanced Trust	$1,573,434	$1,699,196	$1,740,363
Lifestyle Conservative PS Series	$5,763	$871	N/A
Lifestyle Conservative Trust	$366,821	$381,334	$397,194
Lifestyle Growth PS Series	$17,911	$3,026	N/A
Lifestyle Growth Trust	$1,830,328	$1,910,893	$1,894,153
Lifestyle Moderate PS Series	$7,904	$1,189	N/A
Lifestyle Moderate Trust	$468,445	$489,984	$487,826
Mid Cap Index Trust	$102,928	$163,429	$156,951
Mid Cap Stock Trust	$97,983	$108,991	$109,654
Mid Cap Value Equity Trust	$17,602	$18,489	$19,386
Mid Value Trust	$99,172	$106,033	$107,509
Money Market Trust	$428,284	$519,530	$609,399
Money Market Trust B	$72,343	$80,531	$90,338
Mutual Shares Trust	$81,455	$86,065	$86,196
Natural Resources Trust	$27,053	$35,918	$36,555
New Income Trust	$373,094	$392,017	$355,049
Real Estate Securities Trust	$53,159	$54,412	$52,320
Real Return Bond Trust	$17,405	$17,313	$18,775
Science & Technology Trust	$48,697	$57,705	$55,336
Short Term Government Income Trust	$73,867	$78,755	$67,806
Small Cap Growth Trust	$53,315	$58,074	$52,890

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Fund	2012	2011	2010
Small Cap Index Trust	$58,037	$100,436	$102,418
Small Cap Opportunities Trust	$20,641	$23,305	$23,271
Small Cap Value Trust	$80,837	$79,777	$71,965
Small Company Growth Trust	$13,682	$14,384	$14,938
Small Company Value Trust	$48,535	$53,542	$56,602
Smaller Company Growth Trust	$28,321	$31,965	$30,995
Strategic Equity Allocation Trust	$679,582	N/A	N/A
Strategic Income Opportunities Trust	$58,443	$58,910	$61,998
Total Bond Market Trust B	$29,022	$22,097	$23,709
Total Return Trust	$456,846	$485,860	$506,407
Total Stock Market Index Trust	$52,325	$52,007	$51,081
U.S. Equity Trust	$117,301	$108,909	$125,947
Ultra Short Term Bond Trust	$16,762	$12,955	$3,338
Utilities Trust	$25,497	$25,851	$23,326
Value Trust	$52,174	$36,388	$36,166

Subadvisory Agreements

Duties of the Subadvisors. Under the terms of each of the current subadvisory agreements, including the sub-subadvisory agreement with Western Asset Management Company Limited (“WAMCL”) and the QS Investors Subadvisory Consulting Agreement, the subadvisor manages the investment and reinvestment of the assets of the assigned funds (or portion thereof), subject to the supervision of the Board and the Advisor. (In the case of the WAMCL sub-subadvisory agreement, the activities of the sub-subadvisor also are subject to the supervision of Western Asset Management Company.)

The subadvisor formulates a continuous investment program for each such fund consistent with its investment objective and policies outlined in the Prospectus. Each subadvisor implements such programs by purchases and sales of securities and regularly reports to the Advisor and the Board with respect to the implementation of such programs. (In the case of the QS Investors Subadvisory Consulting Agreement for the Lifestyle and Lifecycle Trusts, QS Investors does not purchase and sell securities but rather provides information and services to the Advisor to assist the Advisor in this process, as noted below). Each subadvisor, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties, as well as administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the assigned funds. Prior to January 1, 2010, QS Investors had provided these services to John Hancock Asset Management (North America). Additional information about the funds’ portfolio managers, including other accounts managed, ownership of fund shares, and compensation structure, can be found at Appendix IV to this SAI.

Subadvisory Fees. As compensation for their services, the subadvisors receive fees from the Advisor computed separately for each fund. In respect of the sub-subadvisory agreements, the fees are paid by the subadvisor to the entity providing the subadvisory services as described below.

QS Investors Subadvisory Consulting Agreement for the Lifestyle and Lifecycle Trusts. The Prospectus refers to a subadvisory consulting agreement between the Advisor and QS Investors for the provision of subadvisory services to the Advisor in regards to the Lifestyle and Lifecycle Trusts. The Lifestyle and Lifecycle Trusts do not incur any expenses in connection with QS Investors’ services other than the advisory fee.

The information and services QS Investors provides to the Advisor pursuant to the Subadvisory Agreement for these funds are as follows:

QS Investors will provide the Advisor the following information and services, as may be requested by the Advisor from time to time:

–	calculate the probability that the subadvisors to the non-Lifestyle and Lifecycle Trusts outperform their performance benchmarks;

–	perform statistical performance analysis of historical manager returns for managers that the Advisor would like to include in its potential line up on a quarterly basis;

–	using its proprietary optimization technology, QS Investors will seek to optimize the Lifestyle and Lifecycle Trusts’ investments consistent with the performance objective specified by the subadvisor (i.e. the probability of out-performing a benchmark,

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minimum shortfall relative to the benchmark, and specification of the benchmark for each fund, and any constraints that the Advisor may specify on allocations to non-funds) on an annual basis; and

–	consult with the Advisor to explain proposed allocations on a quarterly basis and review past performance of the Lifestyle and Lifecycle Trusts provided that QS Investors is given information on the performance of these funds and the actual allocations implemented.

WAMCL Sub-Subadvisory Agreement. The Prospectus refers to a sub-subadvisory agreement between Western Asset Management Company and WAMCL, which is subject to certain conditions as set forth in the Prospectus. Under that agreement WAMCL provides certain investment advisory services to Western Asset Management Company relating to currency transactions and investments in non-dollar denominated debt securities for the benefit of High Yield Trust. Western Asset Management Company pays WAMCL, as full compensation for all services provided under the sub-subadvisory agreement, a portion of its subadvisory fee. JHVIT does not incur any expenses in connection with WAMCL’s services other than the advisory fee.

Franklin Mutual Expense Provision. Franklin Mutual Advisers, LLC (“Franklin Mutual”) may incur certain Expenses (as defined below) on behalf of the Mutual Shares Trust for which the Mutual Shares Trust and not Franklin Mutual will be responsible. In pursuing certain alternative investments, such as those in distressed debt and bankruptcy claims, private transactions and restructuring deals, Franklin Mutual will incur research, due diligence and other expenses. Franklin Mutual will bear all such expenses incurred prior to making an investment decision and Mutual Shares Trust will bear the Expenses incurred after an investment decision is made. “Expenses” shall mean:

(i) certain post investment decision, pre-acquisition due diligence expenses as part of the cost of acquisition of certain investment opportunities for the Mutual Shares Trust; and

(ii) certain post investment expenditures to protect or enhance an investment or to pursue other claims or legal action on behalf of the Mutual Shares Trust.

Franklin Mutual may incur similar expenses for other funds that it manages. Mutual Shares Trust shall be obligated to pay only its proportionate share of the Expenses with respect to the particular investment.

Dimensional Fund Advisors

In the case of Disciplined Diversification Trust, the Advisor has entered into an agreement with Dimensional Fund Advisors (“DFA”) in which DFA agrees that if DFA or one of its affiliates advises, underwrites or distributes any commission-paid, broker-sold, open-end U.S. registered investment company offering Class A, B or C shares or any closed-end U.S. registered investment company that is classified in the Morningstar Moderate Allocation category, and that has an investment objective and policies substantially similar to those of the Disciplined Diversification Trust, then the Advisor will be offered a similar opportunity to reach terms with DFA to manage and distribute a similar fund. (This provision does not apply to activities and services through DFA Financial Advisors business and in particular funds DFA advises for American International Group, Inc., Genworth Financial and AEGON, and their respective subsidiaries.)

Affiliated Subadvisors – Potential Conflicts of Interest.

The Advisor and the following subadvisors are controlled by MFC and are affiliated: John Hancock Asset Management (North America), Declaration Management & Research LLC and John Hancock Asset Management (collectively, “Affiliated Subadvisors”).

Advisory arrangements involving Affiliated Subadvisors may present certain potential conflicts of interest. For each fund subadvised by an Affiliated Subadvisor, MFC will benefit not only from the net advisory fee retained by the Advisor but also from the subadvisory fee paid by the Advisor to the Affiliated Subadvisor. Consequently, MFC may be viewed as benefiting financially from: (i) the appointment of or continued service of Affiliated Subadvisors to manage the funds; and (ii) the allocation of the assets of JHVIT’s funds of funds (the “Funds of Funds”) to other funds (“Underlying Funds”) having Affiliated Subadvisors.

In addition, MFC and its John Hancock insurance company subsidiaries may benefit from investment decisions made by Affiliated Subadvisors, including allocation decisions with respect to Fund-of-Funds assets. For example, Affiliated Subadvisors, by selecting more conservative investments, or by making more conservative allocations of Fund-of-Funds assets by increasing the percentage allocation to Underlying Funds which invest primarily in fixed-income securities or otherwise, may reduce the regulatory capital requirements which the John Hancock insurance company subsidiaries of MFC must satisfy in order to support their guarantees under variable annuity and insurance contracts which they issue. In all cases, however, the Advisor in recommending to the Board the appointment or continued service of Affiliated Subadvisors and the Affiliated Subadvisors in selecting investments and allocating

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Fund-of-Funds assets have a fiduciary duty to act in the best interests of the funds and their shareholders. Moreover, JHVIT’s “manager of managers” exemptive order from the SEC provides that JHVIT obtain shareholder approval of any subadvisory agreement appointing an Affiliated Subadvisor as the subadvisor to a fund (in the case of a new fund, the initial sole shareholder of the fund, an affiliate of the Advisor and MFC, may provide this approval). The Independent Trustees are aware of and monitor these potential conflicts of interest.

Additional Information Applicable to Subadvisory Agreements

Term of Each Subadvisory Agreement. Each subadvisory agreement will initially continue in effect as to a fund for a period no more than two years from the date of its execution (or the execution of an amendment making the agreement applicable to that fund) and thereafter if such continuance is specifically approved at least annually either: (a) by the Trustees; or (b) by the vote of a majority of the outstanding voting securities of that fund. In either event, such continuance shall also be approved by the vote of the majority of the Trustees who are not interested persons of any party to the Agreements.

Any required shareholder approval of any continuance of any of the Agreements shall be effective with respect to any fund if a majority of the outstanding voting securities of that fund votes to approve such continuance even if such continuance may not have been approved by a majority of the outstanding voting securities of: (a) any other fund affected by the Agreement; or (b) all of the funds of JHVIT.

Failure of Shareholders to Approve Continuance of any Subadvisory Agreement. If the outstanding voting securities of any fund fail to approve any continuance of any subadvisory agreement, the party may continue to act as investment subadvisor with respect to such fund pending the required approval of the continuance of such agreement or a new agreement with either that party or a different subadvisor, or other definitive action.

Termination of the Agreements. A subadvisory agreement may be terminated at any time without the payment of any penalty on 60 days’ written notice to the other party or parties to the agreement, and also to the relevant fund. The following parties may terminate a subadvisory agreement:

–	the Board;

–	with respect to any fund, a majority of the outstanding voting securities of such fund;

–	the Advisor; and

–	the respective subadvisor.

A subadvisory agreement will automatically terminate in the event of its assignment.

Amendments to the Agreements. A subadvisory agreement may be amended by the parties to the agreement, provided the amendment is approved by the vote of a majority of the outstanding voting securities of the relevant fund (except as noted below) and by the vote of a majority of the Independent Trustees of the applicable fund, the Advisor or the subadvisor.

The required shareholder approval of any amendment shall be effective with respect to any fund if a majority of the outstanding voting securities of that fund votes to approve the amendment, even if the amendment may not have been approved by a majority of the outstanding voting securities of: (a) any other fund affected by the amendment; or (b) all the funds of JHVIT.

As noted under “Subadvisory Arrangements and Management Biographies” in the Prospectus, an SEC order permits the Advisor to appoint a subadvisor (other than an Affiliated Subadvisor) or change a subadvisory fee or otherwise amend a subadvisory agreement (other than for an Affiliated Subadvisor) pursuant to an agreement that is not approved by shareholders.

Amount of Subadvisory Fees Paid. For the years ended December 31, 2012, 2011 and 2010, the Advisor paid aggregate subadvisory fees of $122,679,605, $130,780,214 and $125,068,245, respectively, allocated among the funds as follows:

Fund	2012	2011	2010
500 Index Trust B	$162,464	$137,462	$131,123
Active Bond Trust	$1,884,148	$1,972,266	$2,222,488
All Cap Core Trust	$1,177,686	$1,205,130	$1,179,356
All Cap Value Trust	$1,594,873	$1,364,919	$669,695

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Fund	2012	2011	2010
Alpha Opportunities Trust	$4,757,450	$4,721,901	$3,884,344
Blue Chip Growth Trust	$5,391,295	$5,922,726	$5,584,957
Bond PS Series	$207,067	$47,196.06	$0
Bond Trust	$8,542,665	$6,685,872	$4,580,050
Capital Appreciation Trust	$2,722,731	$2,774,787	$2,665,205
Capital Appreciation Value Trust	$1,103,945	$1,319,841	$1,568,026
Core Allocation Plus Trust	$932,567	$1,180,081	$1,019,912
Core Bond Trust	$2,374,075	$2,406,726	$2,061,633
Core Fundamental Holdings Trust	$45,714	$39,893	$11,556
Core Global Diversification Trust	$45,989	$46,381	$13,647
Core Strategy Trust	$104,601	$103,342	$41,304
Currency Strategies Trust	$0	$0	$0
Disciplined Diversification Trust	$723,651	$983,447	$834,862
Emerging Markets Value Trust	$5,180,754	$5,130,977	$5,226,995
Equity-Income Trust	$6,135,843	$6,707,736	$6,471,162
Financial Services Trust	$470,784	$581,358	$548,661
Franklin Templeton Founding Allocation Trust	$49,222	$52,802	$0
Fundamental All Cap Core Trust	$2,886,999	$2,971,249	$2,902,974
Fundamental Holdings Trust	$155,369	$164,967	$74,213
Fundamental Large Cap Value Trust	$1,009,661	$615,310	$587,508
Fundamental Value Trust	$4,806,479	$5,135,790	$5,395,029
Global Bond Trust	$2,430,610	$2,492,145	$2,436,846
Global Diversification Trust	$110,933	$121,207	$55,381
Global Trust	$2,040,771	$2,266,348	$2,313,443
Growth Equity Trust	$1,303,622	$1,368,111	$1,517,009
Health Sciences Trust	$963,195	$912,979	$793,915
Heritage Trust	$542,005	$552,222	$554,941
High Yield Trust	$560,617	$551,293	$2,241,506
Income Trust	$1,434,001	$1,545,292	$1,608,283
International Core Trust	$2,953,285	$3,316,713	$3,508,297
International Equity Index Trust B	$291,991	$280,301	$286,435
International Growth Stock Trust	$1,097,781	$714,381	$141,665
International Small Company Trust	$355,141	$601,390	$682,417
International Value Trust	$3,126,750	$3,619,054	$3,286,281
Investment Quality Bond Trust	$502,302	$495,891	$546,607
Lifecycle 2010 Trust	$0	$0	$0
Lifecycle 2015 Trust	$0	$0	$0
Lifecycle 2020 Trust	$0	$0	$0
Lifecycle 2025 Trust	$0	$0	$0
Lifecycle 2030 Trust	$0	$0	$0
Lifecycle 2035 Trust	$0	$0	$0
Lifecycle 2040 Trust	$0	$0	$0
Lifecycle 2045 Trust	$0	$0	$0
Lifecycle 2050 Trust	$0	$0	$0
Lifestyle Aggressive Trust	$82,073	$85,229	$47,092
Lifestyle Balanced PS Series	$24,392	$2,966.74	$0
Lifestyle Balanced Trust	$2,342,958	$2,435,717	$1,403,711
Lifestyle Conservative PS Series	$8,720	[1363.7]	$0
Lifestyle Conservative Trust	$557,602	$535,157	$318,914
Lifestyle Growth PS Series	$27,073	4192.47	$0
Lifestyle Growth Trust	$2,730,224	$2,740,629	$1,523,656
Lifestyle Moderate PS Series	$12,013	1645.63	$0
Lifestyle Moderate Trust	$697,754	$701,695	$392,207
Mid Cap Index Trust	$191,379	$214,015	$200,045
Mid Cap Stock Trust	$2,882,846	$3,086,408	$2,957,551

83

Fund	2012	2011	2010
Mid Cap Value Equity Trust	$569,753	$575,987	$569,185
Mid Value Trust	$3,468,734	$3,929,879	$3,792,256
Money Market Trust	$832,415	$908,784	$1,009,369
Money Market Trust B	$260,341	$268,239	$279,154
Mutual Shares Trust	$3,044,279	$3,228,647	$3,071,053
Natural Resources Trust	$1,063,631	$1,447,759	$1,408,040
New Income Trust	$4,183,680	$4,674,393	$4,781,645
Real Estate Securities Trust	$1,015,258	$1,000,771	$923,732
Real Return Bond Trust	$332,552	$317,084	$365,829
Science & Technology Trust	$2,124,015	$2,550,041	$2,320,631
Short Term Government Income Trust	$601,957	$619,890	$510,549
Small Cap Growth Trust	$2,475,684	$2,595,925	$2,254,291
Small Cap Index Trust	$136,898	$184,727	$180,558
Small Cap Opportunities Trust	$732,404	$797,898	$761,555
Small Cap Value Trust	$3,681,882	$3,499,421	$3,049,609
Small Company Growth Trust	$575,176	$585,232	$613,128
Small Company Value Trust	$1,970,515	$2,291,387	$2,302,792
Smaller Company Growth Trust	$1,023,985	$1,158,543	$1,144,422
Strategic Equity Allocation Trust	$1,063,333	N/A	N/A
Strategic Income Opportunities Trust	$920,961	$914,823	$974,560
Total Bond Market Trust B	$43,352	$30,042	$33,208
Total Return Trust	$8,001,983	$8,178,887	$8,111,674
Total Stock Market Index Trust	$145,030	$139,782	$132,265
Ultra Short Term Bond Trust	$128,456	$94,244	$21,987
U.S. Equity Trust	$2,719,488	$2,472,550	$2,747,989
Utilities Trust	$729,232	$711,763	$609,840
Value Trust	$1,098,539	$767,102	$727,423

OTHER SERVICES

Proxy Voting Policies

The funds’ proxy voting policies and procedures delegate to the subadvisor of each fund the responsibility to vote all proxies relating to securities held by that fund in accordance with the subadvisor’s proxy voting policies and procedures. A subadvisor has a duty to vote such proxies in the best interests of the fund and its shareholders. Complete descriptions of JHVIT’s Procedures and the proxy voting procedures of each of the fund subadvisors are set forth in Appendix IV to this SAI.

It is possible that conflicts of interest could arise for a subadvisor when voting proxies. Such conflicts could arise, for example, when the subadvisor or its affiliate has an existing business relationship with the issuer of the security being voted or with a third party that has an interest in the vote. A conflict of interest could also arise when the fund, its Advisor or principal underwriter or any of their affiliates has an interest in the vote.

In the event a subadvisor becomes aware of a material conflict of interest, JHVIT’s Procedures generally require the subadvisor to follow any conflicts procedures that may be included in the subadvisors’ proxy voting procedures. Although conflicts procedures will vary among subadvisors, they generally include one or more of the following:

(a)	voting pursuant to the recommendation of a third party voting service;

(b)	voting pursuant to pre-determined voting guidelines; or

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(c)	referring voting to a special compliance or oversight committee.

The specific conflicts procedures of each subadvisor are set forth in its proxy voting procedures included in Appendix IV. While these conflicts procedures may reduce the influence of conflicts of interest on proxy voting, such influence will not necessarily be eliminated.

Although subadvisors have a duty to vote all proxies on behalf of the funds they subadvise, it is possible that a subadvisor may not be able to vote proxies under certain circumstances. For example, it may be impracticable to translate in a timely manner voting materials that are written in a foreign language or to travel to a foreign country when voting in person rather than by proxy is required. In addition, if the voting of proxies for shares of a security prohibits the subadvisor from trading the shares in the marketplace for a period of time, the subadvisor may determine that it is not in the best interests of the fund to vote the proxies.

Information regarding how the funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge: (1) upon request, by calling (800) 344-1029 (attention: Secretary); and (2) on the SEC’s website at http://www.sec.gov.

DISTRIBUTOR; RULE 12B-1 PLANS

John Hancock Distributors, LLC (the “Distributor”), located at 601 Congress Street, Boston, Massachusetts 02210, is the principal underwriter of JHVIT and distributes shares of JHVIT on a continuous basis. Other than the Rule 12b-1 payments and service fees described below, the Distributor does not receive compensation from JHVIT.

The Board has approved Plans (the “Plans”) under Rule 12b-1 under the 1940 Act (“Rule 12b-1”) for Series I shares, Series II shares and, in the case of certain funds, Series III shares. The purpose of each Plan is to encourage the growth and retention of assets of each fund subject to a Plan.

Series I and Series II shares of each fund and Series III shares of certain funds are subject to Rule 12b-1 fees, as described in the Prospectus.

A portion of the Rule 12b-1 fee may constitute a “service fee” as defined in Rule 2830(d)(5) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”).

Service fees are paid to the Distributor, which then may reallocate all or a portion of the service fee to one or more affiliated or unaffiliated parties that have agreed to provide with respect to the shares of JHVIT the kinds of services encompassed by the term “personal service and/or the maintenance of shareholder accounts” as defined in FINRA Conduct Rule 2830(d)(5).

Each Rule 12b-1 Plan is a compensation plan rather than a reimbursement plan and compensates the Distributor regardless of its expenses. Rule 12b-1 fees are paid to the Distributor.

To the extent consistent with applicable laws, regulations and rules, the Distributor may use Rule 12b-1 fees:

–	for any expenses relating to the distribution of the shares of the class,

–	for any expenses relating to shareholder or administrative services for holders of the shares of the class (or owners of contracts funded in insurance company separate accounts that invest in the shares of the class) and

–	for the payment of “service fees” that come within FINRA Conduct Rule 2830(d)(5).

Without limiting the foregoing, the Distributor may pay all or part of the Rule 12b-1 fees from a fund to one or more affiliated and unaffiliated insurance companies that have issued variable insurance contracts for which the fund serves as an investment vehicle as compensation for providing some or all of the types of services described in the preceding paragraph; this provision, however, does not obligate the Distributor to make any payments of Rule 12b-1 fees and does not limit the use that the Distributor may make of the Rule 12b-1 fees it receives. Currently, all such payments are made to insurance companies affiliated with the Advisor and Distributor. However, payments may be made to non-affiliated insurance companies in the future.

The Plans authorize any payments in addition to fees described above made by a fund to the Distributor or any of its affiliates, including the payment of any management or advisory fees, which may be deemed to be an indirect financing of distribution costs.

85

The Plans may not be amended to increase materially the amount to be spent by a fund without such shareholder approval as is required by Rule 12b-1. All material amendments of a Plan must be approved in the manner described in the rule. Each Plan shall continue in effect: (i) with respect to a fund only so long as the Plan is specifically approved for that fund least annually as provided in the Rule 12b-1; and (ii) only while (a) a majority of the Trustees are not interested persons (as defined in the 1940 Act) of JHVIT, (b) incumbent Independent Trustees select and nominate any new Independent Trustees of JHVIT and (c) any person who acts as legal counsel for the Independent Trustees is an independent legal counsel. Each Plan may be terminated with respect to any fund at any time as provided in Rule 12b-1.

During the fiscal year ended December 31, 2012, the following amounts were paid pursuant to the Plans:

Series I Shares

FUND	SERVICE FEE PAYMENTS	DISTRIBUTION PAYMENT TO THE DISTRIBUTOR
500 Index Trust B	$92,219	$0

Active Bond Trust	$31,857	$0

All Cap Core Trust	$36,511	$0

All Cap Value Trust	$14,585	$0

Alpha Opportunities Trust	$269	$0

Blue Chip Growth Trust	$144,610	$0

Bond Trust	$120,698	$0

Capital Appreciation Trust	$93,689	$0
Capital Appreciation Value Trust	$398	$0
Core Allocation Plus Trust	$11,254	$0
Core Bond Trust	$939	$0
Core Fundamental Holdings Trust	$71	$28
Core Global Diversification Trust	$372	$148
Core Strategy Trust	$84	$0
Disciplined Diversification Trust	$136	$0
Emerging Markets Value Trust	$4,317	$0
Equity-Income Trust	$157,944	$0
Financial Services Trust	$49,292	$0
Franklin Templeton Founding Allocation Trust	$22,646	$0
Fundamental All Cap Core Trust	$61,606	$0
Fundamental Holdings Trust	$9,426	$7,873
Fundamental Large Cap Value Trust	$27,962	$0
Fundamental Value Trust	$167,212	$0
Global Bond Trust	$39,441	$0
Global Diversification Trust	$26,428	$26,868
Global Trust	$77,403	$0
Health Sciences Trust	$33,519	$0
High Yield Trust	$37,566	$0
International Core Trust	$22,603	$0
International Equity Index Trust B	$19,982	$0
International Growth Stock Trust	$235
International Small Company Trust	$20,684	$0
International Value Trust	$56,415	$0
Investment Quality Bond Trust	$112,891	$0
Lifestyle Aggressive Trust	$50,646	$0
Lifestyle Balanced Trust	$422,078	$0
Lifestyle Conservative Trust	$131,918	$0
Lifestyle Growth Trust	$392,455	$0

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FUND	SERVICE FEE PAYMENTS	DISTRIBUTION PAYMENT TO THE DISTRIBUTOR
Lifestyle Moderate Trust	$155,388	$0
Mid Cap Index Trust	$223,557	$0
Mid Cap Stock Trust	$92,469	$0
Mid Value Trust	$143,368	$0
Money Market Trust	$0	$0
Mutual Shares Trust	$100,129	$0
Natural Resources Trust	$6,372	$0
Real Estate Securities Trust	$49,182	$0
Real Return Bond Trust	$5,084	$0
Science & Technology Trust	$156,218	$0
Short Term Government Income Trust	$41,175	$0
Small Cap Growth Trust	$45,055	$0
Small Cap Index Trust	$102,029	$0
Small Cap Opportunities Trust	$15,948	$0
Small Cap Value Trust	$129,158	$0
Small Company Value Trust	$40,965	$0
Smaller Company Growth Trust	$39,739	$0
Strategic Income Opportunities Trust	$171,262	$0
Total Bond Market Trust B	$10,251	$0
Total Return Trust	$129,287	$0
Total Stock Market Index Trust	$145,078	$0
U.S. Equity Trust	$45,389	$0
Ultra Short Term Bond Trust	$1,872	$0
Utilities Trust	$69,171	$0
Value Trust	$173,277	$0

Series II Shares

FUND	SERVICE FEE PAYMENTS	DISTRIBUTION PAYMENT TO THE DISTRIBUTOR
500 Index Trust B	$19,046	$0
Active Bond Trust	$730,247	$0
All Cap Core Trust	$19,520	$0
All Cap Value Trust	$68,392	$0
Blue Chip Growth Trust	$323,193	$0
Bond PS Series	$2,211	$0
Bond Trust	$1,609,317	$0
Capital Appreciation Trust	$189,030	$0
Capital Appreciation Value Trust	$768,769	$0
Core Allocation Plus Trust	$362,085	$0
Core Bond Trust	$28,970	$0
Core Fundamental Holdings Trust	$729,795	$871,366
Core Global Diversification Trust	$749,638	$895,059
Core Strategy Trust	$1,698,707	$0
Disciplined Diversification Trust	$525,565	$0
Equity-Income Trust	$445,006	$0
Financial Services Trust	$59,143	$0
Franklin Templeton Founding Allocation Trust	$2,933,541	$0
Fundamental All Cap Core Trust	$157,921	$0
Fundamental Holdings Trust	$2,521,649	$3,670,872
Fundamental Large Cap Value Trust	$35,297	$0
Fundamental Value Trust	$678,330	$0
Global Bond Trust	$422,765	$0
Global Diversification Trust	$1,891,335	$3,084,563
Global Trust	$73,917	$0
Health Sciences Trust	$169,017	$0
High Yield Trust	$205,386	$0

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FUND	SERVICE FEE PAYMENTS	DISTRIBUTION PAYMENT TO THE DISTRIBUTOR
International Core Trust	$52,187	$0
International Equity Index Trust B	$11,197	$0
International Growth Stock Trust	$9,114
International Small Company Trust	$64,905	$0
International Value Trust	$249,065	$0
Investment Quality Bond Trust	$348,586	$0
Lifestyle Aggressive Trust	$459,265	$0
Lifestyle Balanced PS Series	$312,715	$0
Lifestyle Balanced Trust	$24,903,479	$0
Lifestyle Conservative PS Series	$111,795	$0
Lifestyle Conservative Trust	$6,386,521	$0
Lifestyle Growth PS Series	$347,095	$0
Lifestyle Growth Trust	$31,833,606	$0
Lifestyle Moderate PS Series	$154,011	$0
Lifestyle Moderate Trust	$7,971,882	$0
Mid Cap Index Trust	$194,749	$0
Mid Cap Stock Trust	$278,016	$0
Mid Value Trust	$211,070	$0
Money Market Trust	$0	$0
Natural Resources Trust	$286,287	$0
Real Estate Securities Trust	$192,653	$0
Real Return Bond Trust	$190,855	$0
Science & Technology Trust	$114,942	$0
Short Term Government Income Trust	$172,245	$0
Small Cap Growth Trust	$86,036	$0
Small Cap Index Trust	$152,195	$0
Small Cap Opportunities Trust	$81,976	$0
Small Cap Value Trust	$111,321	$0
Small Company Value Trust	$191,078	$0
Smaller Company Growth Trust	$49,005	$0
Strategic Income Opportunities Trust	$188,598	$0
Total Bond Market Trust B	$57,721	$0
Total Return Trust	$728,836	$0
Total Stock Market Index Trust	$104,073	$0
Ultra Short Term Bond Trust	$304,286	$0
U.S. Equity Trust	$15,537	$0
Utilities Trust	$69,653	$0
Value Trust	$77,486	$0

Series III Shares

FUND	SERVICE FEE PAYMENTS	DISTRIBUTION PAYMENT TO THE DISTRIBUTOR
Core Fundamental Holdings Trust	$36,182	$0
Core Global Diversification Trust	$26,973	$0
Fundamental Holdings Trust	$108,296	$0
Global Diversification Trust	$104	$0

PORTFOLIO BROKERAGE

Pursuant to the subadvisory agreements, the subadvisors are responsible for placing all orders for the purchase and sale of portfolio securities of the funds. The subadvisors have no formula for the distribution of fund brokerage business; rather they place orders for the purchase and sale of securities with the primary objective of obtaining the most favorable overall results for the applicable fund. The cost of securities transactions for each fund will consist primarily of brokerage commissions or dealer or underwriter spreads. Fixed-income securities and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

88

Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the OTC market, the subadvisors will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.

Selection of Brokers or Dealers to Effect Trades. In selecting brokers or dealers to implement transactions, the subadvisors will give consideration to a number of factors, including:

–	price, dealer spread or commission, if any;

–	the reliability, integrity and financial condition of the broker-dealer;

–	size of the transaction;

–	difficulty of execution;

–	brokerage and research services provided; and

–	confidentiality and anonymity.

Consideration of these factors by a subadvisor, either in terms of a particular transaction or the subadvisor’s overall responsibilities with respect to a fund and any other accounts managed by the subadvisor, could result in the applicable fund paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction.

Regular Broker-Dealers. The table below presents information regarding the securities of the funds’ regular broker-dealers* (or the parent of the regular broker-dealers) that were held by the funds as of the fiscal year ended December 31, 2012.

	Bank of America Corp.	Barclays Bank PLC	Citigroup, Inc.	Credit Suisse First Boston
	($ 000s)	($ 000s)	($ 000s)	($ 000s)
500 Index Trust B	$22,107	$0	$20,511	$0
Active Bond Trust	$0	$0	$0	$0
All Cap Core Trust	$3,836	$0	$1,555	$0
All Cap Value Trust	$5,817	$0	$10,559	$0
Alpha Opportunities Trust	$0	$0	$0	$0
Blue Chip Growth Trust	$0	$0	$229	$0
Bond PS Series	$0	$0	$0	$0
Bond Trust	$0	$0	$0	$0
Capital Appreciation Trust	$0	$0	$0	$0
Capital Appreciation Value Trust	$0	$0	$0	$0
Core Allocation Plus Trust	$0	$0	$0	$0
Core Bond Trust	$19,272	$0	$12,331	$14,311
Core Fundamental Holdings Trust	$0	$0	$0	$0
Core Global Diversification Trust	$0	$0	$0	$0
Core Strategy Trust	$0	$0	$0	$0
Currency Strategies Trust	$0	$0	$0	$0
Disciplined Diversification Trust	$0	$0	$0	$0
Emerging Markets Value Trust	$0	$0	$0	$0
Equity-Income Trust	$25,017	$0	$0	$0
Financial Services Trust	$418	$0	$0	$0
Franklin Templeton Founding Allocation Trust	$0	$0	$0	$0
Fundamental All Cap Core Trust	$48,596	$0	$0	$0
Fundamental Holdings Trust	$0	$0	$0	$0

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Fundamental Large Cap Value Trust	$18,803	$0	$0	$0
Fundamental Value Trust	$0	$0	$0	$0
Global Bond Trust	$27,034	$0	$3,578	$456
Global Diversification Trust	$0	$0	$0	$0
Global Trust	$0	$0	$9,334	$8,441
Growth Equity Trust	$0	$0	$0	$0
Health Sciences Trust	$0	$0	$0	$0
Heritage Trust	$0	$0	$0	$0
High Yield Trust	$393	$1,198	$2,143	$0
Income Trust	$0	$0	$0	$0
International Core Trust	$0	$10,421	$0	$0
International Equity Index Trust B	$0	1,913	$0	$1,215
International Growth Stock Trust	$0	$0	$0	$0
International Small Company Trust	$0	$0	$0	$0
International Value Trust	$0	$0	$0	$36,425
Investment Quality Bond Trust	$7,791	$1,051	$7,029	$1,278
Lifecycle 2010 Trust	$0	$0	$0	$0
Lifecycle 2015 Trust	$0	$0	$0	$0
Lifecycle 2020 Trust	$0	$0	$0	$0
Lifecycle 2025 Trust	$0	$0	$0	$0
Lifecycle 2030 Trust	$0	$0	$0	$0
Lifecycle 2035 Trust	$0	$0	$0	$0
Lifecycle 2040 Trust	$0	$0	$0	$0
Lifecycle 2045 Trust	$0	$0	$0	$0
Lifecycle 2050 Trust	$0	$0	$0	$0
Lifestyle Aggressive Trust	$0	$0	$0	$0
Lifestyle Balanced PS Series	$0	$0	$0	$0
Lifestyle Balanced Trust	$0	$0	$0	$0
Lifestyle Conservative PS Series	$0	$0	$0	$0
Lifestyle Conservative Trust	$0	$0	$0	$0
Lifestyle Growth PS Series	$0	$0	$0	$0
Lifestyle Growth Trust	$0	$0	$0	$0
Lifestyle Moderate PS Series	$0	$0	$0	$0
Lifestyle Moderate Trust	$0	$0	$0	$0
Mid Cap Index Trust	$0	$0	$0	$0
Mid Cap Stock Trust	$0	$0	$0	$0
Mid Cap Value Equity Trust	$0	$0	$0	$0
Mid Value Trust	$0	$0	$0	$0
Money Market Trust	$0	$0	$0	$91,978
Money Market Trust B	$0	$0	$0	$15,089
Mutual Shares Trust	$0	$0	$0	$0
Natural Resources Trust	$0	$0	$0	$0
New Income Trust	$0	$0	$0	$0
Real Estate Securities Trust	$0	$0	$0	$0
Real Return Bond Trust	$4,819	$36,900	$484	$4,211
Science & Technology Trust	$0	$0	$0	$0
Short Term Government Income Trust	$0	$0	$0	$0
Small Cap Growth Trust	$0	$0	$0	$0
Small Cap Index Trust	$0	$0	$0	$0
Small Cap Opportunities Trust	$0	$0	$0	$0
Small Cap Value Trust	$0	$0	$0	$0

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Small Company Growth Trust	$0	$0	$0	$0
Small Company Value Trust	$0	$0	$0	$0
Smaller Company Growth Trust	$0	$0	$0	$0
Strategic Equity Allocation Trust	$0	$0	$0	$0
Strategic Income Opportunities Trust	$4,200	$0	$3,982	$0
Total Bond Market Trust B	$0	$0	$0	$0
Total Return Trust	$43,461	$17,309	$46,322	$16,192
Total Stock Market Index Trust	$2,873		$2,666	$0
U.S. Equity Trust	$0	$0	$0	$0
Ultra Short Term Bond Trust	$0	$0	$0	$0
Utilities Trust	$0	$0	$0	$0
Value Trust	$0	$0	$0	$0

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	Deutsche Bank Securities	Jefferies & Company	JPMorgan Chase & Company	Morgan Stanley & Company, Inc.
	($ 000s)	($ 000s)	($ 000s)	($ 000s)
500 Index Trust B	$0	$0	$29,557	$4,665
Active Bond Trust	$0	$0	$0	$0
All Cap Core Trust	$0	$0	$822	$0
All Cap Value Trust	$0	$0	$9,424	$0
Alpha Opportunities Trust	$0	$0	$0	$0
Blue Chip Growth Trust	$0	$0	$2,577	$398
Bond PS Series	$0	$0	$0	$0
Bond Trust	$0	$0	$0	$0
Capital Appreciation Trust	$0	$0	$0	$13,008
Capital Appreciation Value Trust	$0	$0	$0	$0
Core Allocation Plus Trust	$0	$0	$0	$0
Core Bond Trust	$0	$0	$25,983	13,706
Core Fundamental Holdings Trust	$0	$0	$0	$0
Core Global Diversification Trust	$0	$0	$0	$0
Core Strategy Trust	$0	$0	$0	$0
Currency Strategies Trust	$0	$0	$0	$0
Disciplined Diversification Trust	$0	$0	$0	$0
Emerging Markets Value Trust	$0	$0	$0	$0
Equity-Income Trust	$0	$0	$52,051	$0
Financial Services Trust	$0	$0	$0	$0
Franklin Templeton Founding Allocation Trust	$0	$0	$0	$0
Fundamental All Cap Core Trust	$0	$0	$63,299	27,363
Fundamental Holdings Trust	$0	$0	$0	$0
Fundamental Large Cap Value Trust	$0	$0	$24,219	10,587
Fundamental Value Trust	$0	$0	$10,395	$0
Global Bond Trust	$0	$0	$9,708	$0
Global Diversification Trust	$0	$0	$0	$0
Global Trust	$0	$0	$6,145	6,128
Growth Equity Trust	$0	$0	$0	$0
Health Sciences Trust	$0	$0	$0	$0
Heritage Trust	$0	$0	$0	$0
High Yield Trust	$0	$0	$0	$0
Income Trust	$0	$0	$0	$0
International Core Trust	$667	$0	$0	$0
International Equity Index Trust B	$1,548	$0	$0	$0
International Growth Stock Trust	$0	$0	$0	$0
International Small Company Trust	$0	$0	$0	$0
International Value Trust	$0	$0	$0	$0
Investment Quality Bond Trust	$6,600	$0	$8,606	6,947
Lifecycle 2010 Trust	$0	$0	$0	$0
Lifecycle 2015 Trust	$0	$0	$0	$0
Lifecycle 2020 Trust	$0	$0	$0	$0
Lifecycle 2025 Trust	$0	$0	$0	$0
Lifecycle 2030 Trust	$0	$0	$0	$0
Lifecycle 2035 Trust	$0	$0	$0	$0

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Lifecycle 2040 Trust	$0	$0	$0	$0
Lifecycle 2045 Trust	$0	$0	$0	$0
Lifecycle 2050 Trust	$0	$0	$0	$0
Lifestyle Aggressive Trust	$0	$0	$0	$0
Lifestyle Balanced PS Series	$0	$0	$0	$0
Lifestyle Balanced Trust	$0	$0	$0	$0
Lifestyle Conservative PS Series	$0	$0	$0	$0
Lifestyle Conservative Trust	$0	$0	$0	$0
Lifestyle Growth PS Series	$0	$0	$0	$0
Lifestyle Growth Trust	$0	$0	$0	$0
Lifestyle Moderate PS Series	$0	$0	$0	$0
Lifestyle Moderate Trust	$0	$0	$0	$0
Mid Cap Index Trust	$0	$1,136	$0	$0
Mid Cap Stock Trust	$21,300	$0	$0	$0
Mid Cap Value Equity Trust	$0	$0	$0	$0
Mid Value Trust	$0	$0	$0	$0
Money Market Trust	$154,045	$0	$152,638	$0
Money Market Trust B	$24,068	$0	$25,263	$0
Mutual Shares Trust	$0	$0	$0	$0
Natural Resources Trust	$0	$0	$0	$0
New Income Trust	$0	$0	$0	$0
Real Estate Securities Trust	$0	$0	$0	$0
Real Return Bond Trust	$13	$0	$11,619	$4,364
Science & Technology Trust	$0	$0		$0
Short Term Government Income Trust	$0	$0	$0	$0
Small Cap Growth Trust	$1,100	$0	$0	$0
Small Cap Index Trust	$0	$0	$0	$0
Small Cap Opportunities Trust	$0	$0	$0	$0
Small Cap Value Trust	$0	$0	$0	$0
Small Company Growth Trust	$0	$0	$0	$0
Small Company Value Trust	$0	$0	$0	$0
Smaller Company Growth Trust	$0	$0	$0	$0
Strategic Equity Allocation Trust	$0	$0	$0	$0
Strategic Income Opportunities Trust	$0	$0	$4,912	$943
Total Bond Market Trust B	$0	$0	$0	$0
Total Return Trust	$0	$0	$33,803	$13,770
Total Stock Market Index Trust	$0	$87	$3,836	$869
U.S. Equity Trust	$0	$0	$0	$0
Ultra Short Term Bond Trust	$0	$0	$0	$0
Utilities Trust	$0	$0	$0	$0
Value Trust	$0	$0	$0	$0

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	RBC Dominion	State Street Corp.	The Goldman Sachs Group, Inc.	UBS AG
	($ 000s)	($ 000s)	($ 000s)	($ 000s)
500 Index Trust B	$0	$63,973	$9,963	$0
Active Bond Trust	$0	$0	$0	$0
All Cap Core Trust	$0	$4,211	$281	$0
All Cap Value Trust	$0	$2,624	$0	$0
Alpha Opportunities Trust	$0	$0	$0	$0
Blue Chip Growth Trust	$0	$4,785	$4,002	$0
Bond PS Series	$0	$0	$0	$0
Bond Trust	$0	$0	$0	$0
Capital Appreciation Trust	$0	$1,089	$15,712	$0
Capital Appreciation Value Trust	$0	$0	$0	$0
Core Allocation Plus Trust	$0	$0	$0	$0
Core Bond Trust	$0	$71,208	$5,256	$5,972
Core Fundamental Holdings Trust	$0	$0	$0	$0
Core Global Diversification Trust	$0	$0	$0	$0
Core Strategy Trust	$0	$0	$0	$0
Currency Strategies Trust	$0	$0	$0	$0
Disciplined Diversification Trust	$0	$0	$0	$0
Emerging Markets Value Trust	$0	$0	$0	$0
Equity-Income Trust	$0	$2,318	$0	$0
Financial Services Trust	$0	$0	$4,675	$0
Franklin Templeton Founding Allocation Trust	$0	$0	$0	$0
Fundamental All Cap Core Trust	$0	$66,895	$51,473	$0
Fundamental Holdings Trust	$0	$0	$0	$0
Fundamental Large Cap Value Trust	$0	$31,456	$19,524	$0
Fundamental Value Trust	$0	$0	$7,870	$0
Global Bond Trust	$0	$599	$21,000	$0
Global Diversification Trust	$0	$0	$0	$0
Global Trust	$0	$0	$0	$6,564
Growth Equity Trust	$0	$0	$0	$0
Health Sciences Trust	$0	$414	$0	$0
Heritage Trust	$0	$0	$0	$0
High Yield Trust	$0	$0	$311	$0
Income Trust	$0	$0	$0	$0
International Core Trust	$0	$18,065	$0	$0
International Equity Index Trust B	$0	$0	$0	$2,174
International Growth Stock Trust	$0	$0	$0	$0
International Small Company Trust	$0	$0	$0	$0
International Value Trust	$0	$0	$0	$15,211
Investment Quality Bond Trust	$0	$0	$4,937	$11,600
Lifecycle 2010 Trust	$0	$0	$0	$0
Lifecycle 2015 Trust	$0	$0	$0	$0
Lifecycle 2020 Trust	$0	$0	$0	$0
Lifecycle 2025 Trust	$0	$0	$0	$0
Lifecycle 2030 Trust	$0	$0	$0	$0
Lifecycle 2035 Trust	$0	$0	$0	$0
Lifecycle 2040 Trust	$0	$0	$0	$0
Lifecycle 2045 Trust	$0	$0	$0	$0
Lifecycle 2050 Trust	$0	$0	$0	$0

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Lifestyle Aggressive Trust	$0	$0	$0	$0
Lifestyle Balanced PS Series	$0	$0	$0	$0
Lifestyle Balanced Trust	$0	$0	$0	$0
Lifestyle Conservative PS Series	$0	$0	$0	$0
Lifestyle Conservative Trust	$0	$0	$0	$0
Lifestyle Growth PS Series	$0	$0	$0	$0
Lifestyle Growth Trust	$0	$0	$0	$0
Lifestyle Moderate PS Series	$0	$0	$0	$0
Lifestyle Moderate Trust	$0	$0	$0	$0
Mid Cap Index Trust	$0	$18,314	$0	$0
Mid Cap Stock Trust	$0	$0	$0	$0
Mid Cap Value Equity Trust	$0	$0	$0	$0
Mid Value Trust	$0	$0	$0	$0
Money Market Trust	$0	$83,200	$0	$0
Money Market Trust B	$0	$0	$0	$0
Mutual Shares Trust	$0	$0	$0	$0
Natural Resources Trust	$0	$894	$0	$0
New Income Trust	$0	$0	$0	$0
Real Estate Securities Trust	$0	$2,500	$0	$0
Real Return Bond Trust	$0	$296	$2,038	$0
Science & Technology Trust	$0	$2,826	$0	$0
Short Term Government Income Trust	$0	$0	$0	$0
Small Cap Growth Trust	$0	$0	$0	$0
Small Cap Index Trust	$0	$19,037	$0	$0
Small Cap Opportunities Trust	$0	$583	$0	$0
Small Cap Value Trust	$0	$0	$0	$0
Small Company Growth Trust	$0	$0	$0	$0
Small Company Value Trust	$0	$461	$0	$0
Smaller Company Growth Trust	$0	$0	$0	$0
Strategic Equity Allocation Trust	$0	$0	$0	$0
Strategic Income Opportunities Trust	$0	$7,892	$0	$0
Total Bond Market Trust B	$0	$0	$0	$0
Total Return Trust	$0	$0	$0	$9,054
Total Stock Market Index Trust	$0	$6,444	$1,405	$0
U.S. Equity Trust	$0	$0	$0	$0
Ultra Short Term Bond Trust	$0	$0	$0	$0
Utilities Trust	$0	$0	$0	$0
Value Trust	$0	$20,954	$0	$0

Soft Dollar Considerations. In selecting brokers and dealers, the subadvisors may give consideration to the value and quality of any research, statistical, quotation, brokerage or valuation services provided by the broker or dealer to the subadvisor. In placing a purchase or sale order, a subadvisor may use a broker whose commission in effecting the transaction is higher than that of some other broker if the subadvisor determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either the particular transaction or the subadvisor’s overall responsibilities with respect to the fund and any other accounts managed by the subadvisor. In addition to statistical, quotation, brokerage or valuation services, a subadvisor may receive from brokers or dealers products or research that are used for both research and other purposes, such as administration or marketing. In such case, the subadvisor will make a good faith determination as to the portion attributable to research. Only the portion attributable to research will be paid through fund brokerage. The portion not attributable to research will be paid by the subadvisor. Research products and services may be acquired or received either directly from executing brokers or indirectly through other brokers in step-out transactions. A “step-out” is an arrangement by which a subadvisor executes a trade through one broker-dealer but instructs that entity to step-out all or a portion of the trade to another broker-dealer. This second broker-dealer will clear and settle, and receive commissions for, the stepped-out portion. The second broker-dealer may or may not have a trading desk of its own.

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Subadvisors also may receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed-income securities or other assets for a fund. These services, which in some cases also may be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the subadvisor in advising several of its clients (including the funds), although not all of these services are necessarily useful and of value in managing the funds. The management fee paid by a fund is not reduced because a subadvisor and its affiliates receive such services.

As noted above, a subadvisor may purchase new issues of securities for a fund in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the subadvisor with research in addition to selling the securities (at the fixed public offering price) to the fund or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the fund, other subadvisor clients, and the subadvisor without incurring additional costs. These arrangements may not fall within the safe harbor in Section 28(e) of the Exchange Act because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, FINRA has adopted rules expressly permitting broker-dealers to provide bona fide research to advisors in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

Brokerage and research services provided by brokers and dealers include advice, either directly or through publications or writings, as to:

–	the value of securities;

–	the advisability of purchasing or selling securities;

–	the availability of securities or purchasers or sellers of securities; and

–	analyses and reports concerning (a) issuers, (b) industries, (c) securities, (d) economic, political and legal factors and trends and (e) fund strategy.

Research services are received primarily in the form of written reports, computer generated services, telephone contacts and personal meetings with security analysts. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. In some cases, research services are generated by third parties but are provided to the subadvisor by or through a broker.

To the extent research services are used by a subadvisor, such services would tend to reduce such party’s expenses. However, the subadvisors do not believe that an exact dollar value can be assigned to these services. Research services received by the subadvisors from brokers or dealers executing transactions for the funds, which may not be used in connection with a fund, will also be available for the benefit of other funds and accounts managed by the subadvisors.

Commission Recapture Program. The Board has adopted a commission recapture program. Under the program, a percentage of commissions generated by a fund’s portfolio transactions is rebated to that fund by the broker-dealers and credited to short-term security gain/loss.

Allocation of Trades by the Subadvisors. The subadvisors manage a number of accounts other than the funds. Although investment determinations for the funds will be made by the subadvisors independently from the investment determinations made by them for any other account, investments deemed appropriate for the funds by the subadvisors also may be deemed appropriate by them for other accounts. Therefore, the same security may be purchased or sold at or about the same time for both the funds and other accounts. In such circumstances, the subadvisors may determine that orders for the purchase or sale of the same security for the funds and one or more other accounts should be combined. In this event the transactions will be priced and allocated in a manner deemed by the subadvisors to be equitable and in the best interests of the funds and such other accounts. While in some instances combined orders could adversely affect the price or volume of a security, the fund believes that their participation in such transactions on balance will produce better overall results for the fund.

Affiliated Underwriting Transactions by the Subadvisors. JHVIT has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of the subadvisor participates. These procedures prohibit a fund from directly or indirectly benefiting a subadvisor affiliate in connection with such underwritings. In addition, for underwritings where a subadvisor affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase.

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Brokerage Commission Paid. For the years ended December 31, 2012, 2011 and 2010, JHVIT paid brokerage commissions in connection with portfolio transactions of $16,865,895, $21,781,950 and $26,674,746, respectively, allocated among the funds as follows:

Fund	Total Commissions Paid for Fiscal Year Ended 31-Dec-12	Total Commissions Paid for Fiscal Year Ended 31-Dec-11	Total Commissions Paid for Fiscal Year Ended 31-Dec-10
500 Index Trust B	$28,465	$9,258	$20,553
Active Bond Trust	$578	$0	$3,035
All Cap Core Trust	$690,587	$580,979	$608,173
All Cap Value Trust	$351,325	$273,177	$258,398
Alpha Opportunities Trust	$2,249,136	$2,484,958	$2,663,418
Blue Chip Growth Trust	$325,837	$615,680	$729,061
Bond PS Series	$0	$0	$0
Bond Trust	$0	$18,565	$0
Capital Appreciation Trust	$577,336	$859,965	$1,256,253
Capital Appreciation Value Trust	$111,208	$213,783	$185,686
Core Allocation Plus Trust	$337,428	$411,439	$425,989
Core Bond Trust	$0	$0	$0
Core Fundamental Holdings Trust	$0	$0	$0
Core Global Diversification Trust	$20,751	$0	$0
Core Strategy Trust	$0	$0	$0
Currency Strategies Trust	$0	$0	$0
Disciplined Diversification Trust	$52,153	$15,423	$19,995
Emerging Markets Value Trust	$200,815	$348,105	$450,214
Equity-Income Trust	$423,845	$434,606	$369,102
Financial Services Trust	$15,201	$44,808	$18,503
Franklin Templeton Founding Allocation Trust	N/A	N/A	$527,741
Fundamental All Cap Core Trust	$1,095,419	$2,004,992	$770,201
Fundamental Holdings Trust	$0	$0	$0
Fundamental Large Cap Value Trust	$431,446	$31,902	$804,673
Fundamental Value Trust	$286,305	$405,487	$232,890
Global Bond Trust	$0	$4,790	$6,080
Global Diversification Trust	$0	$0	$0
Global Trust	$315,236	$470,823	$605,141
Growth Equity Trust	$392,126	$408,974	$108,974
Health Sciences Trust	$41,018	$117,787	$166,009
Heritage Trust	$70,370	$84,760	$233,934
High Yield Trust	$0	$0	$0
Income Trust	$75,686	$69,633	$75,096
International Core Trust	$241,113	$315,809	$345,481
International Equity Index Trust B	$40,551	$19,139	$51,211
International Growth Stock Trust	$234,099	$197,721	$117,182
International Small Company Trust	$10,729	$15,274	$293,218
International Value Trust	$564,993	$1,117,800	$655,787
Investment Quality Bond Trust	N/A	N/A	$3
Lifecycle 2010 Trust	$0	$0	$0
Lifecycle 2015 Trust	$0	$0	$0
Lifecycle 2020 Trust	$0	$0	$0

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Fund	Total Commissions Paid for Fiscal Year Ended 31-Dec-12	Total Commissions Paid for Fiscal Year Ended 31-Dec-11	Total Commissions Paid for Fiscal Year Ended 31-Dec-10
Lifecycle 2025 Trust	$0	$0	$0
Lifecycle 2030 Trust	$0	$0	$0
Lifecycle 2035 Trust	$0	$0	$0
Lifecycle 2040 Trust	$0	$0	$0
Lifecycle 2045 Trust	$0	$0	$0
Lifecycle 2050 Trust	$0	$0	$0
Lifestyle Aggressive Trust	$0	$0	$73
Lifestyle Balanced PS Series	$0	$0	$0
Lifestyle Balanced Trust	$0	$0	$0
Lifestyle Conservative PS Series	$0	$0	$0
Lifestyle Conservative Trust	$0	$0	$0
Lifestyle Growth PS Series	$0	$0	$0
Lifestyle Growth Trust	$0	$0	$0
Lifestyle Moderate PS Series	$0	$0	$0
Lifestyle Moderate Trust	$0	$0	$0
Mid Cap Index Trust	$41,775	$49,443	$203,397
Mid Cap Stock Trust	$1,777,226	$1,754,863	$2,071,252
Mid Cap Value Equity Trust	$132,958	$103,966	$170,384
Mid Value Trust	$582,704	$630,702	$641,805
Money Market Trust	$0	$0	$0
Money Market Trust B	$0	$0	$0
Mutual Shares Trust	$201,040	$317,393	$289,423
Natural Resources Trust	$249,242	$404,203	$390,497
New Income Trust	N/A	N/A	$3,133,211
Real Estate Securities Trust	$721,814	$794,404	$490,149
Real Return Bond Trust	$0	$292	$535
Science & Technology Trust	$643,268	$888,159	$956,491
Short Term Government Income Trust	N/A	N/A	$0
Small Cap Growth Trust	$1,361,194	$1,328,568	$1,452,208
Small Cap Index Trust	$75,267	$50,714	$634,742
Small Cap Opportunities Trust	$103,649	$134,567	$153,523
Small Cap Value Trust	$236,127	$214,721	$223,094
Small Company Growth Trust	$64,876	$88,196	$104,970
Small Company Value Trust	$72,692	$57,128	$99,048
Smaller Company Growth Trust	$454,243	$546,747	$619,066
Strategic Equity Allocation Intl Trust	$53,640	$0	$0
Strategic Equity Allocation US Large Cap Trust	$72,433	$0	$0
Strategic Equity Allocation US Mid Cap Trust	$19,541	$0	$0
Strategic Equity Allocation US Small Cap Trust	$44,167	$0	$0
Strategic Income Opportunities Trust	$27,231	$31,902	$94,252
Total Bond Market Trust B	$0	$0	$0
Total Return Trust	$0	$7,399	$20,610
Total Stock Market Index Trust	$16,407	$14,583	$20,269
Ultra Short Term Bond Trust	$0	$0	$0
U.S. Equity Trust	$169,195	$127,963	$249,388

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Fund	Total Commissions Paid for Fiscal Year Ended 31-Dec-12	Total Commissions Paid for Fiscal Year Ended 31-Dec-11	Total Commissions Paid for Fiscal Year Ended 31-Dec-10
Utilities Trust	$253,375	$278,318	$183,478
Value Trust	$308,075	$187,612	$121,282

Brokerage Commissions Paid to Affiliated Brokers. For the years ended December 31, 2012, 2011 and 2010, commissions were paid by a fund to brokers affiliated with the fund’s subadvisers as follows:

Commissions Paid to Invesco Capital Markets. For the years ended December 31, 2012, 2011 and 2010, brokerage commissions were paid as follows:

		% OF FUND’S BROKERAGE	% OF AGGREGATE $ AMOUNT
	AGGREGATE $ AMOUNT OF	COMMISSIONS REPRESENTED	OF TRANSACTIONS FOR THE
	COMMISSIONS	FOR THE PERIOD	PERIOD
Year ended December 31, 2012:	$4,143	0.80%	1.26%
Year ended December 31, 2011:	$0	0.00%	0.00%
Year ended December 31, 2010:	$0	0.00%	0.00%

Commissions Paid to Wachovia. For the years ended December 31, 2012, 2011 and 2010, brokerage commissions were paid as follows:

		% OF FUND’S BROKERAGE	% OF AGGREGATE $ AMOUNT
	AGGREGATE $ AMOUNT OF	COMMISSIONS REPRESENTED	OF TRANSACTIONS FOR THE
Capital Appreciation Trust	COMMISSIONS	FOR THE PERIOD	PERIOD
Year ended December 31, 2012:	$0	0.00%	0.00%
Year ended December 31, 2011:	$0	0.00%	0.00%
Year ended December 31, 2010:	$0	0.00%	0.00%

REDEMPTION OF SHARES

JHVIT will redeem all full and fractional fund shares for cash at the NAV per share of each fund. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. However, JHVIT may suspend the right of redemption or postpone the date of payment beyond seven days during any period when:

–	trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed for other than weekends and holidays;

–	an emergency exists, as determined by the SEC, as a result of which disposal by JHVIT of securities owned by it is not reasonably practicable or it is not reasonably practicable for JHVIT fairly to determine the value of its net assets; or

–	the SEC by order so permits for the protection of security holders of JHVIT.

Special Redemptions. Although it would not normally do so, a fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities, in accordance with policies and procedures approved by the Trustees. When a shareholder sells any portfolio securities received in a redemption of fund shares, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of fulfilling such a redemption request in the same manner as they are in computing the fund’s NAV.

JHVIT has adopted Procedures Regarding Redemptions in Kind by Affiliates (the “Procedures”) to facilitate the efficient and cost effective movement of portfolio assets in connection with certain investment and marketing strategies. It is the position of the SEC that the 1940 Act prohibits an investment company, such as a fund, from satisfying a redemption request from a shareholder that is affiliated with the investment company by means of an in kind distribution of portfolio securities. However, under a no-action letter

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issued by the SEC, a redemption in kind to an affiliated shareholder is permissible provided certain conditions are met. The Procedures, which are intended to conform to the requirements of this no-action letter, allow for in kind redemptions by affiliated fund shareholders subject to specified conditions, including that:

–	the distribution is effected through a pro rata distribution of the distributing fund’s portfolio securities;

–	the distributed securities are valued in the same manner as they are in computing the fund’s NAV;

–	neither the affiliated shareholder nor any other party with the ability and the pecuniary incentive to influence the redemption in kind may select or influence the selection of the distributed securities; and

–	the Trustees of JHVIT, including a majority of the Independent Trustees, must determine on a quarterly basis that any redemptions in kind to affiliated shareholders made during the prior quarter were effected in accordance with the Procedures, did not favor the affiliated shareholder to the detriment of any other shareholder and were in the best interests of the fund.

DETERMINATION OF NET ASSET VALUE

Portfolio securities are valued by various methods which are generally described below. As noted in the prospectus, portfolio securities also may be fair valued by the fund’s Pricing Committee in certain instances.

Equity Securities Traded on Stock Exchanges

Most equity securities that are traded on stock exchanges (including securities traded in both the OTC market and on an exchange) are valued at the last sales prices as of the close of the exchange in the principal market on which the security trades, or, lacking any sales, at the closing bid prices. Certain exceptions exist. For example, securities traded on the London Stock Exchange and NASDAQ are valued at the official closing price.

Securities Traded on the OTC Market

Securities traded only in the OTC market are generally valued at the last bid prices quoted by brokers that make markets in the securities at the close of regular trading on the NYSE.

Debt Securities and Convertible Securities

Debt securities for which market quotations are readily available may be valued at market value determined by the security’s most recent bid price (sales price if the principal market is an exchange) in the principal market in which it is normally traded, as furnished by recognized dealers in such securities. Debt securities (other than certain short term debt securities which are valued at amortized cost) and convertible securities also may be valued on the basis of information furnished by a pricing service. A number of pricing services are available and the funds may use various pricing services or discontinue the use of any pricing service.

Short Term Debt Instruments and Instruments held by the Money Market Trusts

Certain short term debt instruments held by each of the funds (except the Money Market Trusts) and all instruments held by the Money Market Trusts, will be valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost. For securities purchased at a discount or premium, a fund assumes a constant proportionate amortization in value until maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While the amortized cost method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.

Open-End Investment Companies

Shares of other open-end investments companies held by a fund are valued based on the NAV of the underlying fund.

Securities Denominated in Foreign Currencies

+

The value of securities denominated in foreign currencies is converted into U.S. dollars at the prevailing exchange rate at the close of the NYSE.

Options and Futures Contracts

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Exchange-traded options are valued at the mean of the bid and ask prices.

Futures contracts are valued at the most recent settlement price.

Limited Partnerships and Pooled Investment Vehicles

The value of a fund’s interest in entities such as limited partnerships and other pooled investment vehicles, such as hedge funds, will be determined by fair valuation. In general, the fair value of a fund’s interest in a hedge fund will represent the amount that the fund could reasonably expect to receive from a hedge fund or from a third party if the fund’s interest was redeemed or sold at the time of valuation, based on information available at the time the valuation is made that the fund reasonably believes to be reliable. In determining fair value for investments in hedge funds, a fund ordinarily may rely upon the fair value information provided to it by the administrator for and/or manager of a hedge fund in which the fund has invested, computed in compliance with the hedge fund’s valuation policies and procedures, in addition to any other relevant information available at the time of valuation. In certain instances, the fund’s Pricing Committee may determine that a reported valuation does not reflect fair value, based on additional information available or other factors, and may accordingly determine in good faith the fair value of the assets, which may differ from the reported valuation.

Non-Negotiable Security

A non-negotiable security not treated as an illiquid security because it may be redeemed with the issuer, subject to a penalty for early redemption, shall be assigned a value that takes into account the reduced amount that would be received if it were liquidated at the time of valuation.

Money Market Trusts — Rule 2a-7

Each Money Market Trust seeks to maintain a constant net asset value (“NAV”) of $1.00 per share.

Each Money Market Trust uses the amortized cost valuation method in reliance upon Rule 2a-7 under the 1940 Act. As required by this rule, each Money Market Trust will maintain a dollar-weighted average maturity of 60 days or less, and a dollar-weighted average life of 120 days or less. Unlike a Money Market Trust’s weighted average maturity, the fund’s weighted average life is calculated without reference to the re-set dates of variable rate debt obligations held by the fund. In addition, each Money Market Trust is only permitted to purchase securities that the subadviser determines present minimal credit risks and at the time of purchase are “eligible securities,” as defined by Rule 2a-7. Generally, eligible securities must be rated by a NRSRO in one of the two highest rating categories for short-term debt obligations or be of comparable quality. In accordance with Rule 2a-7, the Board has designated the following four NRSROs for the purposes of determining the eligibility of portfolio securities: S&P, Moody’s Fitch and DBRS Limited (“DBRS”). Appendix I to this SAI contains further information concerning the ratings of these NRSROs and their significance.

Securities in the highest rating category and their unrated equivalents are referred to as “First Tier” securities. Securities in the second-highest rating category and their equivalents are referred to as “Second Tier” securities. Each Money Market Trust will invest only in First Tier securities that have remaining maturities of 397 days or less, and will invest only in Second Tier securities that have remaining maturities of 45 days or less. A Money Market Trust may not invest more than 3% of its total assets in Second Tier securities.

The Trustees have established procedures designed to stabilize, to the extent reasonably possible, each Money Market Trust’s constant NAV per share as computed for the purpose of sales and redemptions. The procedures direct the Advisor to establish procedures that will allow for the monitoring of the propriety of the continued use of amortized cost valuation to maintain a constant NAV of $1.00. The procedures also direct the Advisor to determine NAV based upon available market quotations (“Shadow Pricing”), pursuant to which each Money Market Trust shall value weekly (a) all portfolio instruments for which market quotations are readily available at market, and (b) all portfolio instruments for which market quotations are not readily available or are not obtainable from a pricing service, at their fair value as determined in good faith by the Trustees (the actual calculations, however, may be made by persons acting pursuant to the direction of the Trustees.) If the fair value of a security needs to be determined, the subadvisor will provide determinations, in accordance with procedures and methods established by the Trustees of JHVIT, of the fair value of securities held by a Money Market Trust.

In the event that the deviation from the amortized cost exceeds 0.50 of 1% or $0.05 per share in NAV, the Advisor shall promptly call a special meeting of the Trustees to determine what, if any, action should be initiated. Where the Trustees believe the extent of any deviation from a Money Market Trust’s amortized cost NAV may result in material dilution or other unfair results to investors or

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existing shareholders, they shall take the action they deem appropriate to eliminate or reduce to the extent reasonably practical such dilution or unfair results. The actions that may be taken by the Trustees include, but are not limited to:

•	redeeming shares in kind;

•	selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity of a Money Market Trust;

•	withholding or reducing dividends;

•	utilizing an NAV based on available market quotations; or

•	investing all cash in instruments with a maturity on the next business day.

A Money Market Trust also may reduce the number of its shares outstanding by redeeming proportionately from shareholders, without the payment of any monetary compensation, such number of full and fractional shares as is necessary to maintain the fund’s constant NAV per share. Any such redemption will be treated as a negative dividend for purposes of the net investment factor under the contracts issued by John Hancock New York and John Hancock USA.

Each Money Market Trust intends to hold securities that are sufficiently liquid to meet reasonably foreseeable shareholder redemptions in light of the fund’s obligations under Section 22(e) of the 1940 Act and any commitments the fund has made to shareholders. A Money Market Trust will not acquire any security if, after doing so, more than 5% of its total assets would be invested in illiquid securities. An “illiquid security” is a security that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the value ascribed to it by the fund. In addition, each Money Market Trust will hold sufficiently liquid securities to meet the following daily and weekly standards: (a) the fund will not acquire any security other than cash, U.S. Government securities, or securities convertible to cash within one business day (“Daily Liquid Assets”) if, immediately after the acquisition, the fund would have invested less than 10% of its total assets in Daily Liquid Assets; and (b) the fund will not acquire any security other than cash, U.S. Government securities, or securities convertible to cash within five business days (“Weekly Liquid Assets”) if, immediately after the acquisition, the fund would have invested less than 30% of its total assets in Weekly Liquid Assets.

Each Money Market Trust has developed policies and procedures reasonably designed to consider factors that could affect the fund’s liquidity needs, including characteristics of the fund’s investors and their likely redemptions, and assure that appropriate efforts are undertaken to identify risk characteristics of shareholders.

POLICY REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted a Policy Regarding Disclosure of Portfolio Holdings, to protect the interests of the shareholders of the funds and to address potential conflicts of interest that could arise between the interests of shareholders and the interests of the Advisor, or the interests of the funds’ subadvisors, principal underwriter or affiliated persons of the Advisor, subadvisors or principal underwriter. The Trust’s general policy with respect to the release of a fund’s portfolio holdings to non-affiliated persons is to do so only in limited circumstances and only to provide nonpublic information regarding portfolio holdings to any person, including affiliated persons, on a “need to know” basis and, when released, to release such information only as consistent with applicable legal requirements and the fiduciary duties owed to shareholders. The Trust applies its policy uniformly to all potential recipients of such information, including individual and institutional investors, intermediaries, affiliated persons of a fund, and to all third party service providers and rating agencies.

Portfolio holdings information for a fund that is not publicly available will be released only pursuant to the exceptions described in the Policy Regarding Disclosure of Portfolio Holdings. A fund’s material nonpublic holdings information may be provided to non-affiliated persons as part of the investment activities of the fund to: entities that, by explicit agreement, are required to maintain the confidentiality of the information disclosed; rating organizations, such as Moody’s, S&P, Fitch, Morningstar and Lipper, Vestik (Thompson Financial) or other entities for the purpose of compiling reports and preparing data; proxy voting services for the purpose of voting proxies; entities providing computer software; courts (including bankruptcy courts) or regulators with jurisdiction over the Trust and its affiliates; and institutional traders to assist in research and trade execution. Exceptions to the portfolio holdings release policy can be approved only by the Trust’s Chief Compliance Officer (“CCO”) or the CCO’s duly authorized delegate after considering: (a) the purpose of providing such information; (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon; and (c) whether such disclosure is in the best interest of the shareholders.

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As of the date of this SAI, the entities receiving information described in the preceding paragraph are: SS&C Technologies (reconciliation), Citigroup Global Transactions Services (middle office services), ITG Solutions (trade analysis), SEI (middle and back office functions), Barra (performance), Barclay Capital (portfolio analysis), Star Compliance (monitoring), BBH (compliance monitoring), Mathias & Carr (binding), Diversified Information Technologies (data storage), Bloomberg (research), Proxy Governance (proxy voting), Bell Global Media (reporting), Cogent (commission tracking), MacGregor (trading), Plexus (analytics), Omgeo (software), Abel Noser (execution), Global Trading Analytics (analytics), Glass Lewis (proxy voting), Northern Trust (back office), BNYM (middle office functions), TCS of America (technology support), State Street Investment Management Solutions (derivatives support), Markit (loan pricing), Fidelity (monthly with 36 day lag), Swift (messaging), Vestek (analytics, monthly with 30 day lag); Evare (3rd party reconciliation); Morningstar (rating organization, monthly with 32 day lag); Lipper (rating organization, monthly with 32 day lag); Fact Set (analytics); PricewaterhouseCoopers (audit services, annually); ISS (class action services, proxy voting, monthly with 36 day lag); Elkins McSherry (analytics, quarterly); Broadridge (proxy voting); CAPIS (analytics, quarterly); Gainskeeper (tax analysis); Goldman Sachs (securities lending); Electra (3rd party reconciliation); Advent (third party reconciliation), and FX Transparency (foreign exchange analysis, quarterly). If not otherwise noted, portfolio holding information is provided as frequently as daily with a one day lag.

The CCO is required to pre-approve the disclosure of nonpublic information regarding a fund’s portfolio holdings to any affiliated persons of the Trust. The CCO will use the same three considerations stated above before approving disclosure of a fund’s nonpublic information to affiliated persons.

The CCO shall report to the Board whenever additional disclosures of a fund’s portfolio holdings are approved. The CCO’s report shall be at the Board meeting following such approval. The CCO shall then provide annually a report to the Board regarding the operation of the policy and any material changes recommended as a result of such review.

When the CCO believes that the disclosure of a fund’s nonpublic information to a non-affiliated person is a potential conflict of interest between the interest of the shareholders and the interest of affiliated persons of the Trust, the CCO shall refer the conflict to the Board. The Board shall then permit such disclosure of a fund’s nonpublic information only if in its reasonable business judgment it concludes that such disclosure will be in the best interests of the Trust’s shareholders.

The receipt of compensation by a fund, the Advisor, a subadvisor or an affiliate as consideration for disclosing a fund’s nonpublic portfolio holdings information is not deemed a legitimate business purpose and is strictly forbidden.

Registered investment companies and separate accounts that are advised or subadvised by a fund’s subadvisors may have investment objectives and strategies and, therefore, portfolio holdings, that potentially are similar to those of a fund. Neither such registered investment companies and separate accounts nor the fund’s subadvisors are subject to the Trust’s Policy Regarding Disclosure of Portfolio Holdings, and may be subject to different portfolio holdings disclosure policies. A fund’s subadvisors may not, and the Trust’s Board cannot, exercise control over policies applicable to separate subadvised funds and accounts.

In addition, the Advisor or the fund’s subadvisors may receive compensation for furnishing to separate account clients (including sponsors of wrap accounts) model portfolios, the composition of which may be similar to those of a fund. Such clients have access to their portfolio holdings and are not subject to the Trust’s Policy Regarding Disclosure of Portfolio Holdings. In general, the provision of portfolio management services and/or model portfolio information to wrap program sponsors is subject to contractual confidentiality provisions that the sponsor will only use such information in connection with the program, although there can be no assurance that this would be the case in an agreement between any particular fund subadvisor that is not affiliated with the Advisor and a wrap account sponsor. Finally, the Advisor or a fund’s subadvisors may distribute to investment advisory clients analytical information concerning a model portfolio, which information may correspond substantially to the characteristics of a particular fund’s portfolio, provided that the applicable fund is not identified in any manner as being the model portfolio.

The potential provision of information in the various ways discussed in the preceding paragraph is not subject to the Trust’s Policy Regarding Disclosure of Portfolio Holdings, as discussed above, and is not deemed to be the disclosure of a fund’s nonpublic portfolio holdings information.

As a result of a fund’s inability to control the disclosure of information as noted above, there can be no guarantee that this information would not be used in a way that adversely impacts a fund.  Nonetheless, a fund has oversight processes in place to attempt to minimize this risk.

Registered investment companies and separate accounts that are advised or subadvised by a fund’s subadvisors may have investment objectives and strategies and, therefore, portfolio holdings, that potentially are similar to those of a fund. Neither such registered investment companies and separate accounts nor the Fund’s subadvisors are subject to the Trust’s Policy Regarding Disclosure of

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Portfolio Holdings, and may be subject to different portfolio holdings disclosure policies. A fund’s subadvisors may not, and the Trust’s Board cannot, exercise control over policies applicable to separate subadvised funds and accounts.

In addition, the Advisor or the fund’s subadvisors may receive compensation for furnishing to separate account clients (including sponsors of wrap accounts) model portfolios, the composition of which may be similar to those of a fund. Such clients have access to their portfolio holdings and are not subject to the Trust’s Policy Regarding Disclosure of Portfolio Holdings. In general, the provision of portfolio management services and/or model portfolio information to wrap program sponsors is subject to contractual confidentiality provisions that the sponsor will only use such information in connection with the program, although there can be no assurance that this would be the case in an agreement between any particular fund subadvisor that is not affiliated with the Advisor and a wrap account sponsor. Finally, the Advisor or a fund’s subadvisors may distribute to investment advisory clients analytical information concerning a model portfolio, which information may correspond substantially to the characteristics of a particular fund’s portfolio, provided that the applicable fund is not identified in any manner as being the model portfolio.

The potential provision of information in the various ways discussed in the preceding paragraph is not subject to the Trust’s Policy Regarding Disclosure of Portfolio Holdings, as discussed.

JHVIT Portfolio Holdings Currently Posted on Websites. The ten largest holdings of each fund that is offered through a variable insurance product will be posted to the website listed below no earlier than 15 days after each calendar quarter end. These holdings will remain on the websites until the date JHVIT files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. JHVIT’s Form N-CSR and Form N-Q will contain each fund’s entire portfolio holdings as of the applicable calendar quarter end.

JHVIT Portfolio Holdings Websites:

http://jh1.jhlifeinsurance.com/JHPortal/channel/0,2446,2072859_2079697,00.html (for John Hancock variable life products)

http://www.jhannuities.com/Marketing/Portfolios/PortfoliosManagementTeamPage.aspx?globalNavID=21 (for John Hancock variable annuity products)

Money Market Trust Portfolio Holdings Posted on a Website. Portfolio information for each Money Market Trust is posted monthly on the website below. Information that is current as of the last business day of a month is posted no later than the fifth business day of the following month and will remain on the website for at least six months. Such information includes complete portfolio holdings by investment category as well as the overall dollar-weighted average maturity and dollar weighted average life of the portfolio. Each Money Market Trust reports more detailed portfolio holdings information to the SEC monthly on Form N-MFP. This information is made publicly available 60 days after the end of the month to which it pertains.

Money Market Trust Portfolio Holdings Website:

www.johnhancock.com/moneymarket/va.html

SHAREHOLDERS OF JHVIT

JHVIT currently serves as the underlying investment medium for premiums and purchase payments invested in variable contracts issued by insurance companies affiliated with MFC, the ultimate controlling parent of the Advisor.

Control Persons. As of March 31, 2013, no one was considered a control person of any of the funds. A control person is one who has beneficial ownership of more than 25% of the voting securities of a fund or who acknowledges or asserts having or is adjudicated to have control of a fund. As of March 31, 2013, shares of JHVIT were legally owned by John Hancock Life Insurance Company (U.S.A.) (“JHLICO (U.S.A.)”) and John Hancock Life Insurance Company of New York (“JHLICO New York”), (collectively, the “Insurance Companies”) and the Funds of Funds.

The Insurance Companies hold shares principally in their separate accounts. They also may hold shares directly. An Insurance Company may legally own in the aggregate more than 25% of the shares of a fund. For purposes of the 1940 Act, any person who owns “beneficially” more than 25% of the outstanding shares of a fund is presumed to “control” the fund. Shares are generally deemed to be beneficially owned by a person who has the power to vote or dispose of the shares. An Insurance Company has no power to exercise any discretion in voting or disposing of any of the shares that it legally owns, except that it may have the power to dispose of shares that it holds directly. Consequently, an Insurance Company would be presumed to control a fund only if it holds directly for its own account, and has the power to dispose of, more than 25% of the shares of the fund. The Funds of Funds, individually or collectively, may hold more than 25% of the shares of an Underlying Fund.

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Shareholders. As of March 31, 2013, JHVIT Shareholders are as follows:

–	the Insurance Companies . (Each Insurance Company that is a shareholder of JHVIT holds of record in its separate accounts JHVIT shares attributable to variable contracts), and

–	Each of the JHVIT fund of funds, each of which invests in and holds of record shares of Underlying Funds.

JHVIT may be used for other purposes in the future, such as funding annuity contracts issued by other insurance companies. JHVIT shares are not offered directly to, and may not be purchased directly by, members of the public. The paragraph below lists the entities that are eligible to be shareholders of JHVIT.

Entities Eligible to Be Shareholders of JHVIT. In order to reflect the conditions of Section 817(h) and other provisions of the Code and regulations thereunder, shares of JHVIT may be purchased only by the following eligible shareholders:

–	separate accounts of the Insurance Companies and other insurance companies;

–	the Insurance Companies and certain of their affiliates; and

–	any trustee of a qualified pension or retirement plan.

Voting of Shares by the Insurance Companies and JHVIT. The Insurance Companies have the right to vote upon matters that may be voted upon at any JHVIT Shareholders’ meeting. These companies will vote all shares of the funds issued to them in proportion to the timely voting instructions received from owners of variable contracts participating in the separate accounts of such companies that are registered under the 1940 Act (“Contract Owner Instructions”). The effect of proportional voting is that a small number of contract owners can determine the outcome of the voting. In addition, JHVIT will vote all shares of a fund held by a JHVIT fund of funds in proportion to the votes of the other shareholders of such fund.

Mixed and Shared Funding. Shares of JHVIT may be sold to JHVIT Shareholders described above. JHVIT currently does not foresee any disadvantages to any JHVIT Shareholders arising from the fact that the interests of those investors may differ. Nevertheless, the Board will monitor events in order to identify any material irreconcilable conflicts which may possibly arise due to differences of tax treatment or other considerations and to determine what action, if any, should be taken in response thereto. Such an action could include the withdrawal of a JHVIT Shareholder from investing in JHVIT or a particular fund.

Principal Holders. The following sets forth the principal holders of the shares of each fund. Principal holders are those who own of record or are known by JHVIT to own beneficially 5% or more of a series of a fund’s outstanding shares.

As of March 31, 2013, the Insurance Companies owned of record all of the outstanding Series I, II and III shares of JHVIT funds.

As of March 31, 2013, the Insurance Companies and the JHVIT fund of funds owned of record all of the outstanding NAV shares of the JHVIT funds.

Trustees and officers of JHVIT, in the aggregate, own or have the right to provide voting instructions for less than 1% of the outstanding shares of each share class of each fund.

HISTORY OF JHVIT

JHVIT Name Change. From January 1, 2005 to May 2, 2011, the name of JHVIT was John Hancock Trust. From October 1, 1997 to January 1, 2005, the name of JHVIT was Manufacturers Investment Trust. Prior to October 1, 1997, the name of JHVIT was NASL Series Trust.

Prior Names of the Funds. Some of the names of the funds have been changed at various times. The prior name of each such fund and the date of the name change are set forth below.

Existing Name	Prior Name	Date of Change
Blue Chip Growth Trust	Pasadena Growth Trust	October 1, 1996
Equity-Income Trust	Value Equity Trust	December 31, 1996
Global Bond Trust	Global Government Bond Trust	May 1, 1999
All Cap Core Trust	Growth Trust	November 25, 2002
Global Trust	Global Equity Trust	May 1, 2004

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International Core Trust	International Stock Trust	April 28, 2006
Lifestyle Aggressive Trust	Lifestyle Aggressive 1000 Trust	April 28, 2006
Lifestyle Growth Trust	Lifestyle Growth 820 Trust	April 28, 2006
Lifestyle Balanced Trust	Lifestyle Balanced 640 Trust	April 28, 2006
Lifestyle Moderate Trust	Lifestyle Moderate 460 Trust	April 28, 2006
Lifestyle Conservative Trust	Lifestyle Conservative 280 Trust	April 28, 2006
Strategic Income Opportunities Trust	Strategic Income Trust	May 1, 2010
New Income Trust	Spectrum Income Trust	May 1, 2010
Heritage Trust	Vista Trust	May 1, 2010
Fundamental All Cap Core Trust	Optimized All Cap Trust	June 27, 2011
Fundamental Large Cap Value Trust	Optimized Value Trust	June 27, 2011
U.S. Equity Trust	U.S. Multi Sector Trust	June 27, 2011
Fundamental Holdings Trust	American Fundamental Holdings Trust	September 23, 2011
Global Diversification Trust	American Global Diversification Trust	September 23, 2011

ORGANIZATION OF JHVIT

Organization of JHVIT. JHVIT was originally organized on August 3, 1984 as “NASL Series Fund, Inc.” (“NASL”), a Maryland corporation. Effective December 31, 1988, NASL was reorganized as a Massachusetts business trust. Pursuant to such reorganization, JHVIT assumed all the assets and liabilities of NASL and carried on its business and operations with the same investment management arrangements as were in effect for NASL at the time of the reorganization. The assets and liabilities of each of NASL’s separate portfolios were assumed by the corresponding fund.

Classification. JHVIT is a no-load, open-end management investment company registered with the SEC under the 1940 Act.

Powers of the Trustees of JHVIT. Under Massachusetts law and JHVIT’s Declaration of Trust and By-Laws, the management of the business and affairs of JHVIT is the responsibility of its Trustees.

The Declaration of Trust authorizes the Trustees of JHVIT without shareholder approval to do the following:

–	Issue an unlimited number of full and fractional shares of beneficial interest having a par value of $.01 per share;

–	Divide such shares into an unlimited number of series of shares and to designate the relative rights and preferences thereof;

–	Issue additional series of shares or separate classes of existing series of shares;

–	Approve fund mergers, to the extent consistent with applicable laws;

–	Designate a class of shares of a fund as a separate fund;

–	Approve mergers of series (to the extent consistent with applicable laws and regulations); and

–	Designate a class of shares of a series as a separate series.

Shares of JHVIT. The shares of each fund, when issued and paid for, will be fully paid and non-assessable and will have no preemptive or conversion rights. Shares of each fund have equal rights with regard to redemptions, dividends, distributions and liquidations with respect to that fund. Holders of shares of any fund are entitled to redeem their shares as set forth under “Redemption of Shares.”

Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective fund and upon liquidation in the net assets of such fund remaining after satisfaction of outstanding liabilities. For these purposes and for purposes of determining the sale and redemption prices of shares, any assets that are not clearly allocable to a particular fund will be allocated in the manner determined by the Trustees. Accrued liabilities that are not clearly allocable to one or more funds will also be allocated among the funds in the manner determined by the Trustees.

Shareholder Voting. Shareholders of each fund are entitled to one vote for each full share held (and fractional votes for fractional shares held) irrespective of the relative net asset values of the shares of the fund. All shares entitled to vote are voted by series. However, when voting for the election of Trustees and when otherwise permitted by the 1940 Act, shares are voted in the aggregate

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and not by series. Only shares of a particular fund are entitled to vote on matters determined by the Trustees to affect only the interests of that fund. Pursuant to the 1940 Act and the rules and regulations thereunder, certain matters approved by a vote of a majority of all the shareholders of JHVIT may not be binding on a fund whose shareholders have not approved such matter. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until less than a majority of the Trustees holding office has been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Holders of not less than two-thirds of the outstanding shares of JHVIT may remove a Trustee by a vote cast in person or by proxy at a meeting called for such purpose. Shares of JHVIT do not have cumulative voting rights, which means that the holders of more than 50% of JHVIT’s shares voting for the election of Trustees can elect all of the Trustees if they so choose. In such event, the holders of the remaining shares would not be able to elect any Trustees.

Shareholder Liability. Under Massachusetts law, shareholders of JHVIT could, under certain circumstances, be held personally liable for the obligations of JHVIT. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of JHVIT and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trustees or any officer of JHVIT. The Declaration of Trust also provides for indemnification out of the property of a JHVIT fund for all losses and expenses of any shareholder held personally liable for the obligations of such portfolio. In addition, the Declaration of Trust provides that JHVIT shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of JHVIT and satisfy any judgment thereon, but only out of the property of the affected fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a particular fund would be unable to meet its obligations.

ADDITIONAL INFORMATION CONCERNING TAXES

The following discussion is a general and abbreviated summary of certain additional tax considerations affecting a fund and its shareholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns, and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisors with specific questions relating to federal, state, local or foreign taxes.

Since the funds’ shareholders are principally: (i) life insurance companies whose separate accounts invest in the funds for purposes of funding variable annuity and variable life insurance contracts and (ii) trustees of qualified pension and retirement plans, no discussion is included herein as to the U.S. federal income tax consequences to the holder of a variable annuity or life insurance contract who allocates investments to a fund. For information concerning the U.S. federal income tax consequences to such holders, see the prospectus for such contract. Holders of variable annuity or life insurance contracts should consult their tax advisors about the application of the provisions of the tax law described in this SAI in light of their particular tax situations.

JHVIT believes that each fund will qualify as a regulated investment company under Subchapter M of the Code. If any fund does not qualify as a regulated investment company, it will be subject to U.S. federal income tax on its net investment income and net capital gains. As a result of qualifying as a regulated investment company, a fund will not be subject to U.S. federal income tax on its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of its net realized long-term capital gain over its net realized short-term capital loss), if any, that it distributes to its shareholders in each taxable year, provided that it distributes to its shareholders at least the sum of 90% of its net investment income and 90% of its net tax-exempt interest income for such taxable year.

A fund will be subject to a non-deductible 4% excise tax to the extent that the fund does not distribute by the end of each calendar year: (a) at least 98% of its ordinary income for the calendar year; (b) at least 98.2% of its capital gain net income for the one-year period ending, as a general rule, on October 31 of each year; and (c) 100% of the undistributed ordinary income and capital gain net income from the preceding calendar years (if any). For this purpose, any income or gain retained by a fund that is subject to corporate tax will be considered to have been distributed by year-end. To the extent possible, each fund intends to make sufficient distributions to avoid the application of both corporate income and excise taxes. Under current law, distributions of net investment income and net capital gain are not taxed to a life insurance company to the extent applied to increase the reserves for the company’s variable annuity and life insurance contracts.

To qualify as a regulated investment company for income tax purposes, a fund must derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities and currencies, and net income derived from an interest in a qualified publicly traded partnership.

A “qualified publicly traded partnership” is a publicly traded partnership that satisfies certain qualifying income requirements of Code Section 7704. All of the income received by a fund from its investment in a qualified publicly traded partnership will be income

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satisfying the 90% qualifying income test. A fund investing in publicly traded partnerships might be required to recognize in its taxable year income in excess of its cash distributions from such publicly traded partnerships during that year. Such income, even if not reported to the fund by the publicly traded partnerships until after the end of that year, would nevertheless be subject to the regulated investment company income distribution requirements and would be taken into account for purposes of the 4% excise tax.

Under an IRS revenue ruling effective after September 30, 2006, income from certain commodities-linked derivatives in which certain funds invest is not considered qualifying income for purposes of the 90% qualifying income test. This ruling limits the extent to which a fund may receive income from such commodity-linked derivatives to a maximum of 10% of its annual gross income. Although the IRS has ruled privately that certain commodity-linked notes are not affected by this revenue ruling, it is unclear what other types of commodity-linked derivatives are affected. Also, the IRS has suspended its practice of issuing private rulings with respect to commodity-linked notes.

To qualify as a regulated investment company, a fund must also satisfy certain requirements with respect to the diversification of its assets. A fund must have, at the close of each quarter of the taxable year, at least 50% of the value of its total assets represented by cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities that, in respect of any one issuer, do not represent more than 5% of the value of the assets of the fund nor more than 10% of the voting securities of that issuer. In addition, at those times not more than 25% of the value of the fund’s assets may be invested in securities (other than United States Government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers, which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships.

If a fund failed to meet the annual gross income test described above, the fund would nevertheless be considered to have satisfied the test if (i) (a) such failure was due to reasonable cause and not due to willful neglect and (b) the fund reported the failure pursuant to Treasury Regulations to be adopted, and (ii) the fund pays an excise tax equal to the excess non-qualifying income. If a fund failed to meet the asset diversification test described above with respect to any quarter, the fund would nevertheless be considered to have satisfied the requirements for such quarter if the fund cured such failure within 6 months and either (i) such failure was de minimis or (ii) (a) such failure was due to reasonable cause and not due to willful neglect and (b) the fund reports the failure under Treasury Regulations to be adopted and pays an excise tax.

If a fund failed to qualify as a regulated investment company, the fund would incur regular corporate income tax on its taxable income for that year, it would lose its deduction for dividends paid to shareholders, and it would be subject to certain gain recognition and distribution requirements upon requalification. Further distributions of income by the fund to its shareholders would be treated as dividend income, although such dividend income would constitute qualified dividend income subject to reduced federal income tax rates if the shareholder satisfies certain holding period requirements with respect to its shares in the fund. Compliance with the regulated investment company 90% qualifying income test and with the asset diversification requirements is carefully monitored by the Advisor and the subadvisors and it is intended that the funds will comply with the requirements for qualification as regulated investment companies.

Because JHVIT complies with the ownership restrictions of U.S. Treasury Regulations Section 1.817-5(f), IRS Revenue Ruling (“Rev. Rul.”) 81-225, Rev. Rul. 2003-91, and Rev. Rul. 2003-92 (no direct ownership by the public), JHVIT expects each insurance company separate account to be treated as owning (as a separate investment) its proportionate share of each asset of any fund in which it invests for purposes of separate account diversification requirements, provided that the fund qualifies as a regulated investment company. Therefore, each fund intends and expects to meet the additional diversification requirements that are applicable to insurance company separate accounts under Subchapter L of the Code. These requirements generally provide that no more than 55% of the value of the assets of a fund may be represented by any one investment; no more than 70% by any two investments; no more than 80% by any three investments; and no more than 90% by any four investments. For these purposes, all securities of the same issuer are treated as a single investment and each United States government agency or instrumentality is treated as a separate issuer.

A fund may make investments that produce income that is not matched by a corresponding cash distribution to the fund, such as investments in pay-in-kind bonds or in obligations such as certain Brady Bonds and zero-coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price at maturity of the security (appropriately adjusted if it also has original issue discount) over its basis immediately after it was acquired) if the fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a fund, such fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction for any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed of.

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Certain of the funds may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales (see “Hedging and Other Strategic Transactions”). Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of a fund and defer recognition of certain of the fund’s losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a fund to “mark-to-market” certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause a fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirement and avoid the 4% excise tax. Each fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

Funds investing in foreign securities or currencies may be subject to withholding or other taxes to foreign governments. Foreign tax withholding from dividends and interest, if any, is generally imposed at a rate between 10% and 35%. If a fund purchases shares in a “passive foreign investment company” (a “PFIC”), the fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains. If a fund were to invest in a PFIC and elected to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the fund. Alternatively, a fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, a fund might be required to recognize during a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirements and would be taken into account for purposes of the 4% excise tax.

Additional Tax Considerations. If a fund failed to qualify as a regulated investment company: (i) owners of contracts based on the fund would be treated as owning contracts based solely on shares of the fund (rather than on their proportionate share of the assets of such fund) for purposes of the diversification requirements under Subchapter L of the Code, and as a result might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral; and (ii) the fund would incur regular corporate federal income tax on its taxable income for that year and be subject to certain distribution requirements upon requalification. In addition, if a fund failed to comply with the diversification requirements of the regulations under Subchapter L of the Code, owners of contracts based on the fund might be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Advisor and the subadvisors and it is intended that the funds will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return under a fund, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the subadvisors might otherwise believe to be desirable.

Other Information. For more information regarding the tax implications for the purchaser of a variable annuity or life insurance contract who allocates investments to a fund, please refer to the prospectus for the contract.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and Regulations are subject to change, possibly with retroactive effect.

FINANCIAL STATEMENTS

Except as noted below, the financial statements of JHVIT at December 31, 2012, as they relate to the funds described in this SAI, are incorporated herein by reference from JHVIT’s most recent Annual Report to Shareholders filed with the SEC on Form N-CSR pursuant to Rule 30b2-1 under the 1940 Act. The following funds have not commenced operations as of the date of this SAI; therefore, no financial statements are incorporated herein by reference for these funds: Currency Strategies Trust, Lifecycle 2010 Trust, Lifecycle 2015 Trust, Lifecycle 2020 Trust, Lifecycle 2025 Trust, Lifecycle 2030 Trust, Lifecycle 2035 Trust, Lifecycle 2040 Trust, Lifecycle 2045 Trust and Lifecycle 2050 Trust.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of JHVIT at December 31, 2012, as they relate to the funds described in this SAI (except as noted above), including the related financial highlights that appear in the Prospectus, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm as indicated in their report with respect thereto, and are included herein in reliance upon said report given on the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP has offices at 125 High Street, Boston, Massachusetts 02110.

CUSTODIAN

State Street Bank and Trust Company (“State Street”), 2 Avenue de Lafayette, Boston, Massachusetts 02111, currently acts as custodian and bookkeeping agent of all the funds’ assets. State Street has selected various banks and trust companies in foreign countries to maintain custody of certain foreign securities. State Street is authorized to use the facilities of the Depository Trust Company, the Participants Trust Company and the book-entry system of the Federal Reserve Banks.

CODE OF ETHICS

JHVIT, the Advisor, the Distributor and each subadvisor have adopted Codes of Ethics that comply with Rule 17j-1 under the 1940 Act. Each Code permits personnel subject to the Code to invest in securities including securities that may be purchased or held by JHVIT.

MANAGEMENT OF OTHER FUNDS BY THE ADVISER/SUBADVISER

The funds of JHVIT described this SAI are not retail mutual funds and are only available under variable annuity contracts or variable life policies, through participation in tax qualified retirement plans or to certain permitted entities. Although the Advisor or subadvisors may manage retail mutual funds with similar names and investment objectives, no representation is made, and no assurance is given, that any fund’s investment results will be comparable to the investment results of any other fund, including other funds with the same investment adviser or subadvisor. Past performance is no guarantee of future results.

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